Securities and Exchange Commission
February 17, 1999

                             [Thacher Proffitt & Wood Letterhead]


Direct Dial: (212) 912-7450

                                            February 17, 1999


BY EDGAR

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Attention:     Filing Desk

     Re: Residential Funding Mortgage Securities I, Inc. Registration Statement on Form S-3 relating to Mortgage Pass-Through Certificates, to be combined with Registration Statement 333-57481 pursuant to Rule 429

Ladies and Gentlemen:

               On behalf of Residential Funding Mortgage Securities I, Inc. (the "Registrant"), we have caused to be filed with you electronically under EDGAR, the captioned registration statement on Form S-3. In addition, we have been advised that payment of the filing fee, in the amount of $278.00, has been made to you today by the Registrant by wire transfer in federal same day funds.

               The primary objective of the above-captioned Registration Statement is to register an additional $1,000,000 of Certificates, to be combined with the remaining amount registered under the Registrant's existing Registration Statement No. 333-57481, and to comply with the Plain English disclosure rules and to make various changes to update the descriptions of the Registrant's programs as well as the other legal matters disclosure. Separate hard copies, marked to show changes from the previous base prospectus have been sent to the examiners.

Securities and Exchange Commission
February 17, 1999

               If you require any additional information, please call the undersigned at the above number, David Ansel at 212-912-7881 or Rob Olin at 212-912-8387. Please acknowledge receipt of this letter and the enclosures by date-stamping the enclosed copy of this letter and returning it in the self addressed stamped envelope.


                                            Very truly yours,


                                            /s/ Stephen S. Kudenholdt

                                            Stephen S. Kudenholdt
Enclosures

cc:

John White
Branch Chief
Division of Corporation Finance
Branch 11
Mail Stop 3-10
Washington, D.C. 20549

Mark Green
Assistant Director
Division of Corporation Finance
Branch 11
Mail Stop 3-10
Washington, D.C. 20549

                           REGISTRATION NO. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
        (Exact name of registrant as specified in governing instruments)

                                    Delaware
                            (State of Incorporation)

                                   75-2006294
                     (I.R.S. Employer Identification Number)

                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000
   (Address and telephone number of Registrant's principal executive offices)

                           Bruce J. Paradis, President
                 Residential Funding Mortgage Securities I, Inc.
                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000
            (Name, address and telephone number of agent for service)



                                   Copies to:


                            Robert L. Schwartz, Esq.
                            GMAC Mortgage Corporation
                            3031 West Grand Boulevard
                             Detroit, Michigan 48232

          Stephen S. Kudenholdt, Esq.        Katherine I. Crost, Esq.
          Paul D. Tvetenstrand, Esq.         Orrick, Herrington & Sutcliffe
          Thacher Proffitt & Wood            666 Fifth Avenue
          Two World Trade Center             New York, New York 10103-0001
          New York, New York 10048


                            Robert C. Wipperman, Esq.
                           Stroock & Stroock & Lavan
                                 180 Maiden Lane
                            New York, New York 10038



     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[  ]-----------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                    CALCULATION OF REGISTRATION FEE

                                                      Proposed           Proposed
                                                      Maximum             Maximum
                                    Amount            Offering           Aggregate           Amount of
 Title of Securities Being     to be Registered        Price             Offering           Registration
        Registered                   (1)            Per Unit (2)         Price (2)            Fee (1)
Mortgage Pass-Through             $1,000,000            100%            $1,000,000             $278.00
Certificates (Issuable in Series)

===========================  ==================== ================  =================== ====================


(1) $6,962,589,121.37 aggregate principal amount of Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-57481 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $6,963,589,121.37.

(2) Estimated solely for the purpose of calculating the registration fee.



The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333-57481 previously filed by the Registrant. This Registration Statement which relates to $6,962,589,121.37 aggregate principal amount of Mortgage Pass-Through Certificates, constitutes Post-Effective Amendment No. 1 to Registration Statement 333-57481.

                                       EXPLANATORY NOTE

    This Registration Statement includes (i) a basic prospectus and (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates consisting of senior and subordinate certificate classes.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION               February 17, 1999

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus
Mortgage Pass-Through Certificates

Residential Funding Mortgage Securities I, Inc.
Depositor


You should carefully consider the risk factors discussed in the accompanying prospectus supplement under the heading "Risk Factors." The certificates of any series offered by this prospectus and the accompanying prospectus supplement will represent ownership interests only in the trust created for such series and will not represent ownership interests in or obligations of Residential Funding Mortgage Securities, I, Inc., Residential Funding Corporation or any of their affiliates.

This prospectus may be used to offer and sell the certificates only if accompanied by the related prospectus supplement.

The depositor may periodically establish trusts to issue certificates representing interests in such trusts that consist primarily of certain mortgage collateral as described in this prospectus and in the prospectus supplement. The certificates will be issued in series and each series of certificates will represent interests in a different trust established by the depositor.

Offered Certificates

The certificates in a series will represent interests in a trust and will be paid only from the assets of that trust. The certificates may consist of multiple classes of certificates, and, if so, each class may:

     o    receive a specified fixed or variable rate of interest;

     o have a higher or lower priority relative to other classes in the series with respect to distributions of principal and/or interest from the trust and/or allocations of any losses;

     o    represent interests in only certain of the trust assets;

     o    receive distributions of principal and/or interest at specified times;
          and

     o    have a specified form of credit enhancement.

You can find specific information regarding each class of offered certificates in the related prospectus supplement.

Mortgage Collateral

Each trust will consist primarily of one of the following types of mortgage collateral grouped into one or more mortgage pools that are described in detail in the prospectus supplement and include:

     o mortgage loans or other similar security interests secured by first liens on one- to four-family residential properties;

     o interests in mortgage securities and whole or partial participations in mortgage loans as described herein; and

     o    certain combinations of mortgage loans and additional collateral.

Credit Enhancement

If so specified in the related prospectus supplement, credit enhancement for a series of securities may include any one or any combination of one or more classes of subordinate certificates, financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, bankruptcy bond, special hazard insurance policy or reserve fund. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of overcollateralization of the certificates to the extent the principal balance of the mortgage loans is greater than the principal balance of the certificates.

Underwriting

The certificates may be offered to the public through different methods as described in "Methods of Distribution" in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. ______________, 1999

              Important notice about information presented in this
                    prospectus and the prospectus supplement


We provide information to you about the certificates in two separate documents that provide progressively more detail:

     o this prospectus, which provides general information, some of which may not apply to your series of certificates; and

     o the accompanying prospectus supplement, which describes the specific terms of your series of certificates.


If the description of your certificates in the related prospectus supplement differs from the related description in this prospectus, you should rely on the information in that prospectus supplement.

You should rely only on the information provided in this prospectus and the related prospectus supplement, including the information incorporated by reference. See "Additional Information", "Reports to Certificateholders" and "Incorporation of Certain Information by Reference" in this Prospectus. You can request information incorporated by reference from Residential Funding Mortgage Securities I, Inc. by calling us at (612) 832-7000 or writing to us at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. We have not authorized anyone to provide you with different information. We are not offering the Certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the related prospectus supplement as of any date other than the dates stated on their respective covers.

You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Principal Definitions" beginning on page 137.

                                Table of Contents


                                                                          Page

INTRODUCTION................................................................4

THE TRUSTS..................................................................4
    General.................................................................4
    The Mortgage Loans......................................................7

MORTGAGE LOAN PROGRAM......................................................15
    Underwriting Standards.................................................15
    Qualifications of Sellers..............................................20
    Representations by Sellers.............................................21
    Subservicing...........................................................25

DESCRIPTION OF THE CERTIFICATES............................................29
    General................................................................29
    Form of Certificates...................................................30
    Assignment of Trust Assets.............................................33
    Review of Mortgage Loans...............................................34
    Spread.................................................................36
    Payments on Mortgage Loans; Deposits to Certificate
    Account................................................................36
    Withdrawals from the Custodial Account.................................41
    Distributions..........................................................42
    Example of Distributions...............................................44
    Advances...............................................................46
    Prepayment Interest Shortfalls.........................................47
    Reports to Certificateholders..........................................47
    Collection and Other Servicing Procedures..............................49
    Special Servicing and Special Servicing Agreements.....................51
    Realization Upon Defaulted Mortgage Loans..............................52

SUBORDINATION..............................................................54
    General................................................................54
    Overcollateralization..................................................56

DESCRIPTION OF CREDIT ENHANCEMENT..........................................57
    General................................................................57
    Letters of Credit......................................................58
    Mortgage Pool Insurance Policies.......................................59
    Special Hazard Insurance Policies......................................61
    Bankruptcy Bonds.......................................................62
    Reserve Funds..........................................................63
    Certificate Insurance Policies; Surety Bonds...........................63
    Maintenance of Credit Enhancement......................................64
    Reduction or Substitution of Credit Enhancement........................65

OTHER FINANCIAL OBLIGATIONS RELATED TO THE
    CERTIFICATES...........................................................66
    Swaps and Yield Supplement Agreements..................................66
    Purchase Obligations...................................................66

INSURANCE POLICIES ON MORTGAGE LOANS.......................................67
    Primary Mortgage Insurance Policies....................................67
    Standard Hazard Insurance on Mortgaged Properties......................69

THE DEPOSITOR..............................................................70

RESIDENTIAL FUNDING CORPORATION............................................71

THE POOLING AND SERVICING AGREEMENT........................................71
    Servicing and Other Compensation and Payment of
    Expenses...............................................................71
    Evidence as to Compliance..............................................72
    Certain Matters Regarding the Master Servicer and
    the Depositor..........................................................73
    Events of Default......................................................74
    Rights Upon Event of Default...........................................75
    Amendment..............................................................76
    Termination; Retirement of Certificates................................77

    The Trustee............................................................78

YIELD CONSIDERATIONS.......................................................79

MATURITY AND PREPAYMENT CONSIDERATIONS.....................................82

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS....................................85
    The Mortgage Loans.....................................................85
    Environmental Legislation..............................................96
    Soldiers' and Sailors' Civil Relief Act of 1940........................97
    Default Interest and Limitations on Prepayments........................98
    Forfeitures in Drug and RICO Proceedings...............................99
    Negative Amortization Loans............................................99

CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................100
    General...............................................................100
    REMICs................................................................101

STATE AND OTHER TAX CONSEQUENCES..........................................124

ERISA CONSIDERATIONS......................................................124
    Plan Asset Regulations................................................125
    Prohibited Transaction Exemption......................................126
    Insurance Company General Accounts....................................129
    Representations from Investing Plans..................................129
    Tax-Exempt Investors..................................................130
    Consultation with Counsel.............................................130

LEGAL INVESTMENT MATTERS..................................................131

USE OF PROCEEDS...........................................................133

METHODS OF DISTRIBUTION...................................................133

LEGAL MATTERS.............................................................134

FINANCIAL INFORMATION.....................................................135

ADDITIONAL INFORMATION....................................................135

REPORTS TO CERTIFICATEHOLDERS.............................................135

INCORPORATION OF CERTAIN INFORMATION BY
    REFERENCE.............................................................135

INDEX OF PRINCIPAL DEFINITIONS............................................137

                                         INTRODUCTION

        The Mortgage Pass-Through Certificates (the "Certificates") offered hereby may be sold from time to time in series, as described in the related supplement to this Prospectus (each, a "Prospectus Supplement"). Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Residential Funding Mortgage
Securities I, Inc. (the "Depositor") or any other entity specified in the related Prospectus Supplement, in a trust consisting primarily of a segregated pool of one- to four-family, residential first mortgage loans (the "Mortgage Loans"), acquired by the Depositor from one or more affiliated or unaffiliated institutions. Each series of Certificates will be issued pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Depositor and the trustee (the "Trustee") and master servicer (the "Master Servicer") specified in the related Prospectus Supplement.

                                          THE TRUSTS

General

        The Mortgage Loans and other assets described below and in the related Prospectus Supplement will be held in a trust (each a "Trust") for the benefit of the holders of the related series of Certificates and the Excess Spread (as defined herein), if any, pursuant to a Pooling and Servicing Agreement as described in this section and in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a pool (the "Mortgage Pool") consisting primarily of conventional Mortgage Loans, excluding any interest retained by the Depositor or any other entity specified in the related Prospectus Supplement, evidenced by promissory notes (the "Mortgage Notes") secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on one- to four-family residential properties, or interests in such Mortgage Loans (which may include mortgage pass-through certificates evidencing interests in Mortgage Loans ("Mortgage Securities")). Unless otherwise specified in the related Prospectus Supplement, each Trust will consist primarily of owner-occupied attached or detached one-family dwelling units, two- to four-family dwelling units, condominiums, townhouses, row houses, individual units in planned-unit developments and certain other dwelling units, and the fee, leasehold or other interests in the underlying real property (the "Mortgaged Properties"). The Mortgaged Properties may include vacation, second and non-owner-occupied homes. If specified in the related Prospectus Supplement relating to a series of Certificates, a Mortgage Pool may contain cooperative apartment loans ("Cooperative Loans") evidenced by promissory notes ("Cooperative Notes") secured by security interests in shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings. In addition, if specified in the related Prospectus Supplement relating to a series of Certificates, a Mortgage Pool may contain Additional Collateral Loans or Pledge and Asset Mortgage Loans (each as defined below) that are secured, in addition to the related Mortgaged Property. As used herein, unless the context indicates otherwise, "Mortgage Loans" includes Cooperative Loans, Additional Collateral Loans and Pledged Asset Mortgage Loans, "Mortgaged

Properties" includes shares in the related cooperative and the related proprietary leases or occupancy agreements securing Cooperative Notes, "Mortgage Notes" includes Cooperative Notes and "Mortgages" includes a security agreement with respect to a Cooperative Note.

        Unless otherwise specified in the Prospectus Supplement with respect to a series, Certificates of each series issued pursuant to a particular Pooling and Servicing Agreement will evidence specified beneficial ownership interests in a separate Trust created pursuant to such Pooling and Servicing Agreement. A Trust will consist of, to the extent provided in the related Pooling and Servicing Agreement: (i) such Mortgage Loans (and the related mortgage documents) or interests therein (including any Mortgage Securities) underlying a particular series of Certificates as from time to time are subject to the Pooling and Servicing Agreement, exclusive of, if specified in the related Prospectus Supplement, any Excluded Spread (as defined herein) or other interest retained by the Depositor or any of its affiliates with respect to each such Mortgage Loan; (ii) such assets including, without limitation, all payments and collections in respect of the Mortgage Loans or Mortgage Securities due after the related cut-off date, as set forth in the related Prospectus Supplement (the "Cut-off Date"), as from time to time are identified as deposited in respect thereof in the Custodial Account and in the related Certificate Account (each as defined herein); (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure and certain proceeds from the disposition of any related Additional Collateral or Pledged Assets (as defined herein); (iv) hazard insurance policies and Primary Insurance Policies (as defined herein), if any, and certain proceeds thereof; and (v) any combination, as and to the extent specified in the related Prospectus Supplement, of a Letter of Credit, Purchase Obligation, Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Certificate Insurance Policy, Surety Bond (each as defined herein) or other type of credit enhancement as described under "Description of Credit Enhancement." To the extent that any Trust includes certificates of interest or participations in Mortgage Loans, the related Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

        Each Mortgage Loan will be selected by the Depositor for inclusion in a Mortgage Pool from among those purchased by the Depositor, either directly or through its affiliates, including Residential Funding Corporation (the "Master Servicer" or "Residential Funding"), from affiliates of the Depositor including HomeComings Financial Network, Inc. and GMAC Mortgage Corporation ("Affiliated Sellers"), or from banks, savings and loan associations, mortgage bankers, investment banking firms, the FDIC and other mortgage loan originators or sellers not affiliated with the Depositor ("Unaffiliated Sellers"; Unaffiliated Sellers and Affiliated Sellers are collectively referred to herein as "Sellers"), all as described below under "Mortgage Loan Program." If a Mortgage Pool is composed of Mortgage Loans acquired by the Depositor directly from Sellers other than Residential Funding, the related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. The characteristics of the Mortgage Loans are as described in the related Prospectus Supplement. Other mortgage loans available for purchase by the Depositor may have characteristics which would make them eligible for inclusion in a Mortgage Pool but were not selected for inclusion in such Mortgage Pool.

        Under certain circumstances, the Mortgage Loans will be delivered either directly or indirectly to the Depositor by one or more Sellers identified in the related Prospectus Supplement, concurrently with the issuance of the related series of Certificates (a "Designated Seller Transaction"). Such Certificates may be sold in whole or in part to any such Seller in exchange for the related Mortgage Loans, or may be offered under any of the other methods described herein under "Methods of Distribution." The related Prospectus Supplement for a Mortgage Pool composed of Mortgage Loans acquired by the Depositor pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the Mortgage Loans and the underwriting standards applicable to the Mortgage Loans. None of the Depositor, Residential Funding, GMAC Mortgage Group, Inc. or any of their affiliates will make any representation or warranty with respect to such Mortgage Loans, or any representation as to the accuracy or completeness of such information provided by the Seller.

        If specified in the related Prospectus Supplement, the Trust underlying a series of Certificates may include Mortgage Securities. The Mortgage Securities may have been issued previously by the Depositor or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into such trusts, and selling beneficial interests in such trusts. Except as otherwise set forth in the related Prospectus Supplement, such Mortgage Securities will be generally similar to Certificates offered hereunder. As to any such series of Certificates, the related Prospectus Supplement will include a description of such Mortgage Securities and any related credit enhancement, and the Mortgage Loans underlying such Mortgage Securities will be described together with any other Mortgage Loans included in the Mortgage Pool relating to such series. As to any such series of Certificates, as used herein the term "Mortgage Pool" includes the Mortgage Loans underlying such Mortgage Securities. Notwithstanding any other reference herein to the Master Servicer, with respect to a series of Certificates as to which the Trust includes Mortgage Securities, the entity that services and administers such Mortgage Securities on behalf of the holders of such Certificates may be referred to as the "Manager," if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, Residential Funding initially will act as Manager with respect to such Mortgage Securities as well as the related Certificates, and references herein to advances to be made and other actions to be taken by the Master Servicer in connection with the Mortgage Loans may include such advances made and other actions taken pursuant to the terms of such Mortgage Securities.

        Unless otherwise specified in the applicable Prospectus Supplement, each series of Certificates will evidence interests in one Mortgage Pool including Mortgage Loans having an aggregate principal balance of not less than approximately $5,000,000 as of the Cut-off Date. Each Certificate will evidence an interest in only the related Mortgage Pool and corresponding Trust, and not in any other Mortgage Pool or Trust.

The Mortgage Loans

        Unless otherwise specified below or in the related Prospectus Supplement, all of the Mortgage Loans in a Mortgage Pool will (i) have monthly payments due or deemed to be due on the first of each month, (ii) be secured by Mortgaged Properties located in any of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico (the "Puerto Rico Mortgage Loans") and (iii) be of one or more types of the following types of mortgage loans described or referred to in paragraphs numbered (1) through (9):

               (1) Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than 15 years;

               (2) Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than 30 years;

               (3) Fully-amortizing adjustable-rate mortgage loans ("ARM Loans") having an original or modified term to maturity of not more than 30 years with a related interest rate (a "Mortgage Rate") which generally adjusts initially either one, three or six months, one, three, five or seven years subsequent to the initial payment date, and thereafter at either one, three or six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of a fixed percentage set forth in the related Mortgage Note (the "Note Margin") and an index*. The related Prospectus Supplement will set forth the relevant index and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related Mortgage Pool. The related Prospectus Supplement will also indicate any periodic or lifetime limitations on changes in any per annum Mortgage Rate at the time of any adjustment. If specified in the related Prospectus Supplement, an ARM Loan may include a provision that allows the Mortgagor to convert the adjustable Mortgage Rate to a fixed rate at some point during the term of such ARM Loan generally not later than ten years subsequent to the initial payment date;

               (4) Negatively-amortizing adjustable-rate mortgage loans having original or modified terms to maturity of not more than 30 years with Mortgage Rates which generally adjust
--------
               * The index (the "Index") for a particular Mortgage Pool will be specified in the related Prospectus Supplement and may include one of the following indexes: (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of either three months, six months or one year, (ii) the weekly auction average investment yield of U.S. Treasury bills of six months, (iii) the daily Bank Prime Loan rate made available by the Federal Reserve Board, (iv) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, or
        (v) the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the related Prospectus Supplement.

        initially on the interest adjustment date referred to in the related Prospectus Supplement, and thereafter on each interest adjustment date to equal the sum of the Note Margin and the index. The scheduled monthly payment will be adjusted as and when described in the related Prospectus Supplement to an amount that would fully amortize the Mortgage Loan over its remaining term on a level debt service basis; provided that increases in the scheduled monthly payment may be subject to certain limitations as specified in the related Prospectus Supplement. If an adjustment to the Mortgage Rate on a Mortgage Loan causes the amount of interest accrued thereon in any month to exceed the scheduled monthly payment on such mortgage loan, the resulting amount of interest that has accrued but is not then payable ("Deferred Interest") will be added to the principal balance of such Mortgage Loan;

               (5) Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate on such mortgage loan. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its 15-year term.
        Deferred Interest, if any, will be added to the principal balance of such mortgage loans;

               (6) Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan within its 30-year term. Deferred Interest, if any, will be added to the principal balance of such mortgage loan;

               (7) Balloon mortgage loans ("Balloon Loans"), which are fixed-rate mortgage loans having original or modified terms to maturity of generally 5 or 7 years as described in the related Prospectus Supplement, with level monthly payments of principal and interest based on a 30-year amortization schedule. The amount of the monthly payment will remain constant until the maturity date, upon which date the full outstanding principal balance on such Balloon Loan will be due and payable (such amount, the "Balloon Amount");

               (8)  Additional   Collateral  Loans,   Buy-Down  Mortgage  Loans,
        Convertible Mortgage Loans, Cooperative Loans, Modified Loans or Pledged Asset Mortgage Loans (each as defined below); or

               (9) Another type of mortgage loan described in the related Prospectus Supplement.

        If so specified in the related Prospectus Supplement, a Mortgage Pool will contain "Additional Collateral Loans" purchased from Unaffiliated Sellers (as defined below) (each an

"Additional Collateral Loan Seller"), that have a loan-to-value ratio (each, a "Loan-to-Value Ratio") at origination in excess of 80% but not greater than 100% and are secured, in addition to the related Mortgaged Property and in lieu of any primary mortgage insurance, by additional collateral which will consist of
(i)a security interest in financial assets owned by the Mortgagor (which will consist of securities, insurance policies, annuities, certificates of deposit, cash, accounts or similar assets) and/or (ii) a third party guarantee (usually by a relative of the Mortgagor), which in turn is secured by a security interest in financial assets (as described above) or residential property owned by the guarantor. The collateral referred to in clauses (i) and (ii) above is herein referred to as "Additional Collateral." The amount of Additional Collateral for any Mortgage Loan generally will not exceed 30% of the principal amount of such Mortgage Loan (the "Additional Collateral Requirement"), and the requirement to maintain Additional Collateral will generally terminate when the Loan-to-Value Ratio of the Mortgage Loan is reduced to a predetermined level (which generally shall not be more than 75%) as a result of a reduction in the loan amount caused by principal payments by the borrower under the Mortgage Loan (each, a "Mortgagor") or an increase in the appraised value of the related Mortgaged Property. The Additional Collateral Loan Seller or the related Subservicer, as applicable, will be required, in accordance with the Master Servicer's servicing guidelines or its normal servicing procedures, to attempt to realize on any such Additional Collateral if the related Additional Collateral Loan is liquidated upon default. The right to receive proceeds from the realization of Additional Collateral upon any such liquidation will be assigned to the related Trustee. No assurance can be given as to the amount of proceeds, if any, that might be realized by the Additional Collateral Loan Seller from such Additional Collateral and thereafter remitted to the Trustee. Unless otherwise specified in the related Prospectus Supplement, Ambac Assurance Corporation or another insurance company (whose claims-paying ability is rated in the highest long-term rating category by each Rating Agency rating the applicable series of Certificates) will have issued a limited purpose surety bond insuring any deficiency in the amounts realized by the Additional Collateral Loan Seller from the liquidation of Additional Collateral, up to the amount of the Additional Collateral Requirement. For additional considerations concerning the Additional Collateral Loans, see "Certain Legal Aspects of Mortgage Loans--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

        If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans (the "Pledged Asset Mortgage Loans") that have Loan-to-Value Ratios at origination of up to 100% and are secured, in addition to the related Mortgaged Property, by funds (the "Pledged Assets") pledged by a limited liability company. The limited liability company is a special purpose entity formed for the purpose of holding and pledging to the owner of each Pledged Asset Mortgage Loan the Pledged Assets, which funds will have been remitted to the limited liability company at the direction of or for the benefit of the Mortgagor. The amount of the Pledged Assets will be determined by the Seller in accordance with its underwriting standards, but generally will not be more than an amount that, if applied to reduce the original principal balance of the Mortgage Loan, would reduce such principal balance to less than 70% of the Appraised Value of the Mortgaged Property. If, following a default by the Mortgagor and the liquidation of the related Mortgaged Property, there remains a loss on the related Mortgage Loan, the limited liability company will be required to pay the amount of such loss, up to the Pledged Assets for such Mortgage Loan. If the

Mortgagor becomes a debtor in a bankruptcy proceeding, there is a significant risk that the Pledged Assets will not be available to be paid to the
Certificateholders. At the Mortgagor's request, and subject to certain conditions, the Pledged Assets may be applied as a partial prepayment of the Mortgage Loan. The Pledged Assets will be released to the limited liability company if the outstanding principal balance of the Mortgage Loan has been reduced by the amount of the Pledged Assets.

        If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans that have been modified (each, a "Modified Mortgage Loan"). Such modifications may include conversions from an adjustable to a fixed Mortgage Rate (discussed below) or other changes in the related mortgage note. If a Mortgage Loan is a Modified Mortgage Loan, references to origination generally shall be deemed to be references to the date of modification.

        The Mortgaged Properties may consist of detached individual dwellings, cooperative dwellings, individual condominiums, townhouses, duplexes, row houses, modual pre-cut/panelized housing, individual units or two- to four- unit dwellings in planned unit developments, two- to four-family dwellings and other attached dwelling units. Each Mortgaged Property (other than a Cooperative Dwelling) will be located on land owned in fee simple by the Mortgagor or, if specified in the related Prospectus Supplement, land leased by the Mortgagor. Attached dwellings may include structures where each Mortgagor owns the land upon which the unit is built with the remaining adjacent land owned in common, or dwelling units subject to a proprietary lease or occupancy agreement in an apartment building owned by a Cooperative. The proprietary lease or occupancy agreement securing a Cooperative Loan is generally subordinate to any blanket mortgage on the related cooperative apartment building or on the underlying land. Additionally, in the case of a Cooperative Loan, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the Cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by such tenant-stockholder. See "Certain Legal Aspects of Mortgage Loans."

        The Mortgaged Properties may be owner occupied or non-owner occupied and may include vacation homes, second homes and investment properties. The percentage of Mortgage Loans that are owner-occupied will be disclosed in the related Prospectus Supplement. The basis for any statement that a given percentage of the Mortgage Loans are secured by Mortgage Properties that are owner-occupied will be one or more of the following: (i) the making of a representation by the Mortgagor at origination of a Mortgage Loan that the Mortgagor intends to use the Mortgaged Property as a primary residence, (ii) a representation by the originator of the Mortgage Loan (which representation may be based solely on (i) above) or (iii) the fact that the mailing address for the Mortgagor is the same as the address of the Mortgaged Property; and any representation and warranty in the related Pooling and Servicing Agreement regarding owner-occupancy may be based solely on such information. Mortgage Loans secured by investment properties (including two- to four-unit dwellings) may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the Mortgage Loans.

        Additional information, including information regarding a Loan-to-Value Ratio at origination (unless otherwise specified in the related Prospectus Supplement) of the Mortgage Loans underlying each series of Certificates, will be supplied in the related Prospectus Supplement. In the case of purchase Mortgage Loans, the Loan-to-Value Ratio is defined generally as the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (1) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan and (2) the sales price for the related Mortgaged Property, except that in the case of certain employee or preferred customer loans, the denominator of such ratio may be the sales price. In the case of certain non-purchase Mortgage Loans including refinance, modified or converted Mortgage Loans, the Loan-to-Value Ratio at origination is defined generally as the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no such appraisal has been obtained, the value of the related Mortgaged Property which value generally will be supported by either (i) a representation by the related Seller (as described below) as to such value, (ii) a broker's price opinion, automated appraisal, drive by appraisal or other certification of value, (iii) an appraisal obtained within twelve months prior to such refinancing, modification or conversion or, under the streamlined refinancing program described herein, an appraisal obtained within approximately 24 months prior to such refinancing, or (iv) the sales price, if the Mortgaged Property was purchased within the previous twelve months. In the case of certain Mortgage Loans seasoned for over twelve months, the Loan-to-Value Ratio may be determined at the time of purchase from the related Seller based on the ratio of the current loan amount to the current value of the related Mortgaged Property which value may be supported by either (i) a statistical analysis, (ii) a broker's price opinion or (iii) an appraisal obtained within 120 days of the purchase date (such Loan-to-Value Ratio may be significantly lower than the ratio determined at origination). The denominator of the applicable ratio described in the preceding three sentences is hereinafter referred to as the "Appraised Value." In connection with a representation by the related Seller as to the value of the Mortgaged Property, the Seller generally will represent and warrant that either (i) the current value of the related Mortgaged Property at the time of refinancing, modification or conversion was not less than the appraised value of such property at the time of the origination of the original mortgage loan or
(ii) the current Loan-to-Value Ratio of such Mortgage Loan generally meets the Depositor's underwriting guidelines. There can be no assurance that the substance of such representation and warranty will be true. Certain Mortgage Loans which are subject to negative amortization will have Loan-to-Value Ratios that will increase after origination as a result of such negative amortization. In the case of certain seasoned Mortgage Loans, the values used in calculating Loan-to-Value Ratios may no longer be accurate valuations of the Mortgaged Properties, particularly where the Loan-to-Value Ratio was not determined at the time of purchase as described above. Certain Mortgaged Properties may be located in regions where property values have declined significantly since the time of origination. In addition, a Loan-to-Value calculation does not take into account any secondary financing. Under the Depositor's underwriting standards, a Seller is generally permitted to provide secondary financing to a Mortgagor contemporaneously with the origination of a Mortgage Loan, provided that the combined Loan-to-Value Ratio is not greater than 100%. Secondary financing is readily available and may be obtained by a Mortgagor from a lender including the Seller at any time (including at origination).

        The Mortgage Loans may be "equity refinance" Mortgage Loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the Mortgagor or used for purposes unrelated to the Mortgaged Property. Alternatively, the Mortgage Loans may be "rate and term refinance" Mortgage Loans, as to which substantially all of the proceeds (net of related costs incurred by the Mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The Mortgage Loans may be mortgage loans that have been consolidated and/or have had various terms changed, mortgage loans that have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a Mortgaged Property may be subject to secondary financing at the time of origination of the Mortgage Loan or at any time thereafter.

        If so specified in the related Prospectus Supplement, a portion of the proceeds of a Mortgage Loan may be held by the originator and used to reimburse the Mortgagor for certain costs of construction of or improvements to the related Mortgaged Property. The Appraised Value of any such Mortgaged Property will be based on the assumption that such construction has been completed (no inspections of such Mortgaged Property will be made). If the construction is not completed, the actual value of the related Mortgaged Property could be adversely affected and, even if the escrowed proceeds are applied to reduce the principal balance of the Mortgage Loan, the actual loan-to-value ratio of the Mortgage Loan could be higher than that assumed at the time of origination of the Mortgage Loan. In addition, the application of any unused proceeds could cause the rate of payment of principal on such Mortgage Loan to be faster than that assumed.

        A Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at one or more specified periods during the life of such Mortgage Loans (each, a "Convertible Mortgage Loan"), generally not later than ten years subsequent to the date of origination. If specified in the related Prospectus Supplement, upon any conversion, the Depositor will repurchase or Residential Funding, the applicable Subservicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Depositor or Residential Funding (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to arrange for the sale of the converted Mortgage Loan and the unwillingness of such remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans.

        If specified in the related Prospectus Supplement, certain of the Mortgage Loans may be subject to temporary buydown plans ("Buy-Down Mortgage Loans") pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan (the "Buy-Down Period") will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buy-Down Funds") contributed by the seller of the Mortgaged Property or another source and placed in a custodial account (the "Buy-Down Account"), (ii) if the Buy-Down Funds are contributed on a present value basis, investment earnings on such Buy-Down Funds or (iii) additional buydown funds to be contributed over time by the Mortgagor's employer or another source. See "Description of the Certificates--Payments on Mortgage Loans; Deposits to Certificate Account." Under Residential Funding's underwriting standards, the Mortgagor under each Buy-Down Mortgage Loan will be qualified based on the initial reduced monthly payment amount. See "Mortgage Loan Program--Underwriting Standards" for a discussion of loss and delinquency considerations relating to Buy-Down Mortgage Loans.

        The related Prospectus Supplement will provide material information concerning the types and characteristics of the Mortgage Loans included in the related Mortgage Pool. A Current Report on Form 8-K (a "Form 8-K") will be available upon request to holders of the related series of Certificates and will be filed, together with the related Pooling and Servicing Agreement with the Securities and Exchange Commission (the "Commission") within fifteen days after the initial issuance of such Certificates. In the event that Mortgage Loans are added to or deleted from the Trust after the date of the related Prospectus Supplement, such addition or deletion will be noted in the Form 8-K.

        The Depositor will cause the Mortgage Loans constituting each Mortgage Pool (or Mortgage Securities evidencing interests therein) to be assigned to the Trustee named in the related Prospectus Supplement, for the benefit of the holders of all of the Certificates of a series. The Master Servicer named in the related Prospectus Supplement will service the Mortgage Loans, generally through other mortgage servicing institutions ("Subservicers"), pursuant to a Pooling and Servicing Agreement and will receive a fee for such services. See "Mortgage Loan Program" and "Description of the Certificates." With respect to those Mortgage Loans serviced by the Master Servicer through a Subservicer, the Master Servicer will remain liable for its servicing obligations under the related Pooling and Servicing Agreement as if the Master Servicer alone were servicing such Mortgage Loans. In addition to or in lieu of the Master Servicer for a series of Certificates, the related Prospectus Supplement may identify a certificate administrator (the "Certificate Administrator") for the Trust. The Certificate Administrator may be an affiliate of the Depositor or the Master Servicer. All references herein to "Master Servicer" and any discussions of the servicing and administration functions of the Master Servicer will also apply to the Certificate Administrator to the extent applicable.

        The Depositor will make certain limited representations and warranties regarding the Mortgage Loans except as otherwise specified herein, but its assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Certificates--Assignment of Mortgage Loans." The Master Servicer's obligations with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing Agreement (including its obligation to enforce certain purchase and other obligations of Subservicers and Sellers, as described herein under "Mortgage Loan Program--Representations by Sellers,"

"Subservicing by Sellers" and "Description of the Certificates--Assignment of Mortgage Loans," and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in amounts described herein under "Description of the Certificates--Advances") or pursuant to the terms of any Mortgage Securities. The obligation of the Master Servicer to make advances will be limited to amounts which the Master Servicer believes ultimately would be reimbursable out of the proceeds of liquidation of the Mortgage Loans or any applicable form of credit support. See "Description of the Certificates--Advances."

                                     MORTGAGE LOAN PROGRAM

        The Mortgage Loans will have been purchased by the Depositor, either directly or indirectly through Residential Funding, from Sellers. The Mortgage Loans will generally have been originated in accordance with the Depositor's underwriting standards or alternative underwriting criteria as described below under "Underwriting Standards" or as described in the related Prospectus Supplement.


Underwriting Standards


  General Standards

        The Depositor's underwriting standards with respect to certain Mortgage Loans will generally conform to those published in Residential Funding's Seller Guide, excluding the underwriting standards relating to the expanded criteria program, the alternate program and the home equity program (together with Residential Funding's Servicer Guide, the "Guide," as modified from time to time). The underwriting standards as set forth in the Guide are continuously revised based on opportunities and prevailing conditions in the residential mortgage market and the market for the Depositor's mortgage pass-through certificates. The Mortgage Loans may be underwritten by Residential Funding or by a designated third party. In certain circumstances, however, the Mortgage Loans may be underwritten only by the Seller. See "--Guide Standards--Qualifications of Sellers." Residential Funding may perform only sample quality assurance reviews to determine whether the Mortgage Loans in any Mortgage Pool were underwritten in accordance with applicable standards.

        With respect to the Depositor's underwriting standards, as well as any other underwriting standards that may be applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

        In addition, the Depositor purchases Mortgage Loans which do not conform to the underwriting standards set forth in the Guide. Certain of the Mortgage Loans will be purchased in negotiated transactions, and such negotiated transactions may be governed by agreements ("Master Commitments") relating to ongoing purchases of Mortgage Loans by Residential Funding, from Sellers who will represent that the Mortgage Loans have been originated in accordance with underwriting standards agreed to by Residential Funding. Residential Funding, on behalf of the Depositor, will generally review only a limited portion of the Mortgage Loans in any delivery of such Mortgage Loans from the related Seller for conformity with the applicable underwriting standards. Certain other Mortgage Loans will be purchased from Sellers who will represent that the Mortgage Loans were originated pursuant to underwriting standards determined by a mortgage insurance company or third party origination system acceptable to Residential Funding. The Depositor, or Residential Funding on behalf of the Depositor, may accept a certification from such insurance company or a confirmation by such third party as to a Mortgage Loan's insurability in a mortgage pool as of the date of certification or confirmation as evidence of a Mortgage Loan conforming to applicable underwriting standards. Such certifications or confirmations will likely have been issued before the purchase of the Mortgage Loan by Residential Funding or the Depositor.

        The level of review by Residential Funding or the Depositor, if any, of any Mortgage Loan for conformity with the applicable underwriting standards will vary depending on any one of a number of factors, including (i) factors relating to the experience and status of the Seller, and (ii) characteristics of the specific Mortgage Loan, including the principal balance, the Loan-to-Value Ratio, the loan type or loan program, and (iii) the applicable credit score of the related Mortgagor used in connection with the origination of the Mortgage Loan (as determined based on a credit scoring model acceptable to the Depositor). Generally, such credit scoring models provide a means for evaluating the information about a prospective borrower that is available from a credit reporting agency. The underwriting criteria applicable to any program under which the Mortgage Loans may be originated and reviewed may provide that qualification for the loan, or the availability of certain loan features (such as maximum loan amount, maximum Loan-to-Value Ratio, property type and use, and documentation level) may depend on the borrower's credit score.

        The underwriting standards utilized in negotiated transactions and Master Commitments, the underwriting standards of insurance companies issuing certificates and the underwriting standards applicable to Mortgage Loans underlying Mortgage Securities may vary substantially from the underwriting standards set forth in the Guide. Such underwriting standards are generally intended to provide an underwriter with information to evaluate the borrower's repayment ability and the adequacy of the Mortgaged Property as collateral. Due to the variety of underwriting standards and review procedures that may be applicable to the Mortgage Loans included in any Mortgage Pool, the related Prospectus Supplement generally will not distinguish among the various underwriting standards applicable to the Mortgage Loans nor describe any review for compliance with applicable underwriting standards performed by the Depositor or Residential Funding. Moreover, there can be no assurance that every Mortgage Loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of Mortgage Loans underwritten pursuant to varying standards as described above will be equivalent under all circumstances. In the case of a Designated Seller Transaction, the applicable underwriting standards will be those of the Seller or of the originator of the Mortgage Loans, and will be described in the related Prospectus Supplement.

        The Depositor, either directly or indirectly through Residential Funding, will also purchase Mortgage Loans from its affiliates, including GMAC Mortgage Corporation and HomeComings Financial Network, Inc., with underwriting standards generally in accordance with the Guide or as otherwise agreed to by the Depositor. However, in certain limited circumstances, such Mortgage Loans may be employee or preferred customer loans with respect to which, in accordance with such affiliate's mortgage loan programs, income, asset and employment verifications and appraisals may not have been required. With respect to Mortgage Loans made under any employee loan program maintained by Residential Funding, or its affiliates, in certain limited circumstances preferential interest rates may be allowed, and Primary Insurance Policies may not be required in connection with a Loan-to-Value Ratio over 80%. As to any series of Certificates representing interests in such Mortgage Loans, credit enhancement may be provided covering losses on such Mortgage Loans to the extent that such losses would be covered by Primary Insurance Policies if obtained, in the form of a corporate guaranty or in certain other forms described herein under "Description of Credit Enhancement." Neither the Depositor nor Residential Funding will review any affiliate's mortgage loans for conformity with the underwriting standards set forth in the Guide.


  Guide Standards

        The following is a brief  description of the underwriting  standards set
forth  in  the  Guide  for  full  documentation  loan  programs.   Initially,  a
prospective borrower (other than a trust if the trust is the borrower) is required to fill out a detailed application providing pertinent credit information. As part of the application, the borrower is required to provide a current balance sheet describing assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. In addition, an employment verification is obtained which reports the borrower's current salary and may contain the length of employment and an indication as to whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has accounts. In the case of a Mortgage Loan secured by a property owned by a trust, the foregoing procedures may be waived where the Mortgage Note is executed on behalf of the Trust.

        In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to verify that the property is in good condition and that construction, if new, has been completed. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements. Alternatively, property valuations may be made under various other methods, as described above under "The Mortgage Pools--The Mortgage Loans."

        Certain information, including the "Credit Scores" for certain of the Mortgages of the Mortgage Loans underlying each series of Certificates will be supplied in the related Prospectus

Supplement. Credit Scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. In addition, Credit Scores may be obtained by Residential Funding after the origination of a mortgage loan if the Seller does not provide to Residential Funding a Credit Score. Credit Scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization. Information utilized to create a Credit Score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the differences between mortgage loans and consumer loans generally, or the specific characteristics of the related mortgage loan (for example, the Loan-to-Value Ratio, the collateral for the mortgage loan, or the debt to income ratio). There can be no assurance that the Credit Scores of the Mortgagors will be an accurate predictor of the likelihood of repayment of the related Mortgage Loans or that any Mortgagor's
Credit Score would not be lower if obtained as of the date of the related Prospectus Supplement.

        Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan and other expenses related to the home (such as property taxes and hazard insurance) and other financial obligations and monthly living expenses. The Depositor will generally underwrite ARM Loans, Buy-Down Mortgage Loans, graduated payment Mortgage Loans and certain other Mortgage Loans on the basis of the borrower's ability to make monthly payments as determined by reference to the Mortgage Rates in effect at origination or the reduced initial monthly payments, as the case may be, and on the basis of an assumption that the borrowers will likely be able to pay the higher monthly payments that may result from later increases in the Mortgage Rates or from later increases in the monthly payments, as the case may be, at the time of such increase even though the borrowers may not be able to make such higher payments at the time of origination. The Mortgage Rate in effect from the origination date of an ARM Loan or certain other types of loans to the first adjustment date generally will be lower, and may be significantly lower, than the sum of the then applicable Index and Note Margin. Similarly, the amount of the monthly payment on Buy-Down Mortgage Loans and graduated payment Mortgage Loans will increase periodically. If the borrowers' incomes do not increase in an amount commensurate with the increases in monthly payments, the likelihood of default will increase. In addition, in the case of either ARM Loans or graduated payment Mortgage Loans that are subject to negative amortization, due to the addition of Deferred Interest the principal balances of such mortgage loans are more likely to equal or exceed the value of the underlying mortgaged properties, thereby increasing the likelihood of defaults and losses. With respect to Balloon Loans, payment of the Balloon Amount will generally depend on the borrower's ability to obtain refinancing or to sell the Mortgaged Property prior to the maturity of the Balloon Loan, and there can be no assurance that such refinancing will be available to the borrower or that such a sale will be possible.

        If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans that have been underwritten pursuant to a streamlined documentation refinancing program, as set forth in the Guide. Such program permits certain mortgage loans to be refinanced with only limited verification or updating of the underwriting information that was obtained at the time that the original mortgage loan was originated. For example, a new appraisal of the Mortgaged Property may not be required if the refinanced mortgage loan was originated up to approximately 24 months prior to the refinancing. In addition, the Mortgagor's income may not be verified, although continued employment is required to be verified. In certain circumstances, the Mortgagor may be permitted to borrow up to 105% of the outstanding principal amount of the original mortgage loan. Each Mortgage Loan underwritten pursuant to this program will be treated as having been underwritten pursuant to the same underwriting documentation program as the mortgage loan that it refinanced, including for purposes of the disclosure in the related Prospectus Supplement.

        The underwriting standards set forth in the Guide will be varied in appropriate cases, including "limited" or "reduced loan documentation" mortgage loan programs. Certain reduced loan documentation programs, for example, do not require income, employment or asset verifications. Generally, in order to be eligible for a reduced loan documentation program, the Loan-to-Value Ratio must meet applicable guidelines, the borrower must have a good credit history and the borrower's eligibility for such program may be determined by use of a credit scoring model.

        To the extent the Seller fails or is unable to repurchase any Mortgage Loan due to a breach of such representation and warranty, neither the Depositor, Residential Funding nor any other entity will be so obligated. Furthermore, to the extent that the appraised value of the related Mortgaged Property has declined, the actual Loan-to-Value Ratio with respect to such Mortgage Loan will be higher than the Loan-to-Value Ratio set forth with respect thereto in the related Prospectus Supplement.

        In its evaluation of mortgage loans which have more than twelve months of payment experience, Residential Funding generally places greater weight on payment history and may take into account market and other economic trends while placing less weight on underwriting factors generally applied to newly originated mortgage loans. Certain Mortgage Loans seasoned for over twelve months may be underwritten for purchase by Residential Funding based on the borrower's credit score and payment history, with no current income verification, and under alternative property valuation methods described above under "The Mortgage Pools--The Mortgage Loans."

        The Mortgaged Properties may be located in states where, in general, a lender providing credit on a single-family property may not seek a deficiency judgment against the mortgagor but rather must look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." The Depositor's underwriting standards applicable to all states (including anti-deficiency states) require that the value of the property being financed, as indicated by the appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, although there can be no assurance that such value will support the loan balance in the future.


Qualifications of Sellers

        Except with respect to Designated Seller Transactions, each Seller (other than the Federal Deposit Insurance Corporation (the "FDIC") and investment banking firms) will have been approved by Residential Funding for participation in Residential Funding's loan purchase program. In determining whether to approve a seller for participation in the loan purchase program, Residential Funding generally will consider, among other things, the financial status (including the net worth) of the seller, the previous experience of the seller in originating mortgage loans, the prior delinquency and loss experience of the seller, the underwriting standards employed by the seller and the quality control and, if applicable, the servicing operations established by the seller. There can be no assurance that any Seller presently meets any qualifications or will continue to meet any qualifications at the time of inclusion of mortgage loans sold by it in the Trust for a series of Certificates, or thereafter. If a Seller becomes subject to the direct or indirect control of the FDIC or if a Seller's net worth, financial performance or delinquency and foreclosure rates deteriorate, such institution may continue to be treated as a Seller. Any such event may adversely affect the ability of any such Seller to repurchase Mortgage Loans in the event of a breach of a representation or warranty which has not been cured.

        Residential Funding generally monitors which Sellers are under control of the FDIC or are insolvent, otherwise in receivership or conservatorship or financially distressed. Such Seller may make no representations and warranties with respect to Mortgage Loans sold by it. The FDIC (either in its corporate capacity or as receiver for a depository institution) may also be a Seller of the Mortgage Loans, in which event neither the FDIC nor the related depository institution may make representations and warranties with respect to the Mortgage Loans sold, or only limited representations and warranties may be made (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Loan for a breach of a representation and warranty.

        Unless otherwise specified in the related Prospectus Supplement, the qualifications required of Sellers for approval by Residential Funding as participants in its loan purchase programs may not apply to Sellers in Designated Seller Transactions. To the extent the Seller in a Designated Seller Transaction fails to or is unable to repurchase any Mortgage Loan due to a breach of representation and warranty, neither the Depositor, Residential Funding nor any other entity will have assumed the representations and warranties and any related losses will be borne by the Certificateholders or by the credit enhancement, if any.


Representations by Sellers

        Each Seller generally will make certain representations and warranties with respect to the Mortgage Loans sold by such Seller directly or indirectly to the Depositor. Such representations and warranties generally include, among other things, that at the time of the sale by the Seller to Residential Funding of each Mortgage Loan: (i) except in the case of Cooperative Loans, title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title, or another form of coverage in lieu of title insurance as specified in the related Prospectus Supplement) and any required hazard and primary mortgage insurance were effective at the origination of each Mortgage Loan, and each policy (or certificate of title) remained in effect on the date of purchase of each Mortgage Loan from the Seller by the Depositor or Residential Funding; (ii) the Seller has good title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a Buy-Down Mortgage Loan; (iii) there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are, or may be a lien prior to, or equal with, the lien of the related Mortgage (subject only to permissible title insurance exceptions); (iv) each Mortgaged Property is free from damage and in good repair; (v) there are no delinquent tax or, to the best of the Seller's knowledge, assessment liens against the Mortgaged Property; (vi) each Mortgage Loan is current as to all required payments; (vii) if a Primary Insurance Policy is required with respect to a Mortgage Loan, such Mortgage Loan is the subject of such a policy; and (viii) each Mortgage Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws in all material respects. In the event of a breach of a Seller's representation or warranty that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the related Seller will be obligated to repurchase such Mortgage Loan as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase any Mortgage Loan as to which such a breach of a representation or warranty arises. Any costs associated with enforcing the Seller's obligation to repurchase such Mortgage Loan will be borne by the related Trust.

        Each Seller will have represented with respect to a Mortgage Loan that any modification agreement was recorded as necessary to preserve the first lien position in the jurisdiction in which the Mortgaged Property is located. If the Mortgage Loans include Cooperative Loans or if an alternative form of coverage in lieu of title insurance was obtained, representations and warranties with respect to title insurance or hazard insurance may not be given. Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers (tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units.

        All of the representations and warranties of a Seller in respect of a Mortgage Loan will have been made as of the date on which such Seller sold the Mortgage Loan to the Depositor or Residential Funding; the date as of which such representations and warranties were made will be a date prior to the date of initial issuance of the related series of Certificates or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of Certificates. Accordingly, the Seller's purchase obligation (or, if specified in the related Prospectus Supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a Mortgage Loan by the Seller to the Depositor or Residential Funding, an event occurs that would have given rise to such an obligation had the event occurred prior to sale of the affected Mortgage Loan.

        In the case of a Mortgage Pool consisting of Mortgage Loans purchased by the Depositor from Sellers through Residential Funding, Residential Funding, except in the case of a Designated Seller Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus Supplement, will also have made certain limited representations and warranties regarding the Mortgage Loans to the Depositor at the time (just prior to the initial issuance of the related series of Certificates) that they are sold to the Depositor. Such representations and warranties will generally include, among other things, that: (i) as of the Cut-off Date, the information set forth in a listing of the related Mortgage Loans is true and correct in all material respects; (ii) except in the case of Cooperative Loans, either a policy of title insurance in the form and amount required by the Guide or an equivalent protection was effective at the origination of each Mortgage Loan, and each policy remained in full force and effect on the date of sale of the Mortgage Loan to the Depositor; (iii) to the best of Residential Funding's knowledge, if required, the Mortgage Loans are the subject of a Primary Insurance Policy; (iv) Residential Funding had good title to each Mortgage Loan and each Mortgage Loan is subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except with respect to any buydown agreement for a Buy-Down Mortgage Loan; (v) each Mortgaged Property is free of damage and is in good repair; (vi) each Mortgage Loan complied in all material respects with all applicable local, state and federal laws at the time of origination; (vii) except as otherwise indicated in the related Prospectus Supplement, no Mortgage Loan is 30 or more days delinquent in payment of principal and interest as of the related Cut-off Date and was not so delinquent more than once during the twelve-month period prior to the Cut-off Date; and (viii) there is no delinquent tax or, to the best of Residential Funding's knowledge, assessment lien against any Mortgaged Property. In the event of a breach of a representation or warranty made by Residential Funding that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan as described below. In addition, Residential Funding will be obligated to repurchase or substitute for as described below any Mortgage Loan as to which it is discovered that the related Mortgage is not a valid first lien on the related Mortgaged Property subject only to (a) liens of real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and certain other permissible title exceptions and (c) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Depositor delivers to the Trustee or the custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan in the manner described below. However, Residential Funding will not be required to repurchase or substitute for any Mortgage Loan if the circumstances giving rise to such requirement also constitute fraud in the origination of the related Mortgage Loan. Furthermore, because the listing of the related Mortgage Loans generally contains information with respect to the Mortgage Loans as of the Cut-off Date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made with respect to one or more of the related Mortgage Loans between the Cut-off Date and the Closing Date. Neither Residential Funding nor any Seller will be required to purchase or substitute for any Mortgage Loan as a result of such prepayment or modification.

        The Depositor will assign to the Trustee for the benefit of the holders of the related series of Certificates all of its right, title and interest in each agreement by which it purchased a Mortgage Loan from Residential Funding insofar as such agreement relates to the representations and warranties made by a Seller or Residential Funding, as the case may be, in respect of such Mortgage Loan and any remedies provided for with respect to any breach of such representations and warranties. If a Seller or Residential Funding, as the case may be, cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan within 90 days after notice from the Master Servicer, such Seller or Residential Funding, as the case may be, will be obligated to purchase such Mortgage Loan at a price (the "Purchase Price") set forth in the related Pooling and Servicing Agreement which Purchase Price will generally be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase at the Mortgage Rate (less the amount, expressed as a percentage per annum, payable in respect of master servicing compensation or subservicing compensation, as applicable, and, if applicable, the Excluded Spread).

        Unless otherwise specified in the related Prospectus Supplement, as to any such Mortgage Loan required to be purchased by Residential Funding as provided above, rather than repurchase the Mortgage Loan, Residential Funding may, at its sole option, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust and cause the Depositor to substitute in its place another Mortgage Loan of like kind (a "Qualified Substitute Mortgage Loan"); however, such substitution must be effected within 120 days of the date of the initial issuance of the Certificates with respect to a Trust for which no REMIC election is to be made. With respect to a Trust for which a REMIC election is to be made, except as otherwise provided in the Prospectus Supplement relating to a series of Certificates, such substitution of a defective Mortgage Loan must be effected within two years of the date of the initial issuance of the Certificates, and may not be made if such substitution would cause the Trust to not qualify as a REMIC or result in a prohibited transaction tax under the Code.

        Except as otherwise provided in the related Prospectus Supplement, any Qualified Substitute Mortgage Loan generally will, on the date of substitution,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in a custodial account (the "Custodial Account") in the month of substitution for distribution to the Certificateholders), (ii) have a Mortgage Rate and a Net Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution, (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (v) comply with all of the representations and warranties set forth in the related Pooling and Servicing Agreement as of the date of substitution. The related Pooling and Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement, a Seller (including a Seller in a Designated Seller Transaction) will have no option to substitute for a Mortgage Loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

        The Master Servicer will be required under the applicable Pooling and Servicing Agreement to use its best reasonable efforts to enforce this purchase or substitution obligation for the benefit of the Trustee and the Certificateholders, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this purchase or substitution obligation will not become an obligation of the Master Servicer in the event the Seller or Residential Funding, as the case may be, fails to honor such obligation. The Master Servicer will be entitled to reimbursement for any costs and expenses incurred in pursuing such a purchase or substitution obligation, including but not limited to any costs or expenses associated with litigation. In instances where a Seller is unable, or disputes its obligation, to purchase affected Mortgage Loans, the Master Servicer, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with such Seller that could provide for, among other things, the purchase of only a portion of the affected Mortgage Loans or coverage of certain loss amounts. Any such settlement could lead to losses on the Mortgage Loans which would be borne by the related credit enhancement, and to the extent not available, on the related Certificates. Furthermore, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. In accordance with the above described practices, the Master Servicer will not be required to enforce any purchase obligation of a Seller arising from any misrepresentation by the Seller, if the Master Servicer determines in the reasonable exercise of its business judgment that the matters related to such misrepresentation did not directly cause or are not likely to directly cause a loss on the related

Mortgage Loan. If the Seller fails to repurchase and no breach of either the Depositor's or Residential Funding's representations has occurred, the Seller's purchase obligation will not become an obligation of the Depositor or Residential Funding. In the case of a Designated Seller Transaction where the Seller fails to repurchase a Mortgage Loan and neither the Depositor, Residential Funding nor any other entity has assumed the representations and warranties, such repurchase obligation of the Seller will not become an obligation of the Depositor or Residential Funding. Unless otherwise specified in the related Prospectus Supplement, the foregoing obligations will constitute the sole remedies available to Certificateholders or the Trustee for a breach of any representation by a Seller or by Residential Funding in its capacity as a seller of Mortgage Loans to the Depositor, or for any other event giving rise to such obligations as described above.

        Neither the Depositor nor the Master Servicer will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out such obligations with respect to Mortgage Loans. Such a default by a Seller is not a default by the Depositor or by the Master Servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by Residential Funding, as set forth above, or by the Depositor or the Master Servicer, as described below under "Description of the Certificates--Assignment of Mortgage Loans," Residential Funding, the Depositor or the Master Servicer may have a purchase or substitution obligation. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust and any losses related thereto shall be allocated to the related credit enhancement, and to the extent not available, to the related Certificates.

        Notwithstanding the foregoing, with respect to any Seller that requests Residential Funding's consent to the transfer of subservicing rights relating to any Mortgage Loans to a successor servicer, Residential Funding may release such Seller from liability under its representations and warranties described above, upon the assumption of such successor servicer of the Seller's liability for such representations and warranties as of the date they were made. In that event, Residential Funding's rights under the instrument by which such successor servicer assumes the Seller's liability will be assigned to the Trustee, and such successor servicer shall be deemed to be the "Seller" for purposes of the foregoing provisions.


Subservicing

        The Seller of a Mortgage Loan will generally act as the Subservicer for such Mortgage Loan pursuant to an agreement between Residential Funding and the Subservicer (a "Subservicing Agreement") unless servicing is released to the Master Servicer or has been transferred to a servicer approved by Residential Funding. The Master Servicer may, but is not obligated to, assign such subservicing to designated subservicers which will be qualified Sellers and which may include GMAC Mortgage Corporation or its affiliates. A representative form of Subservicing Agreement is included as an exhibit to the forms of Pooling and Servicing Agreements filed as exhibits to the Registration Statement of which this Prospectus is a part. The Subservicing Agreement executed in connection with a Designated Seller Transaction or with respect to certain Mortgage Loans sold in negotiated transactions will generally vary from the form filed herewith to accommodate the different features of the Mortgage Loans included in such a Designated Seller Transaction and to vary the parameters constituting an event of default. The following description does not purport to be complete and is qualified in its entirety by reference to the form of Subservicing Agreement and by the discretion of the Master Servicer to modify the Subservicing Agreement and to enter into different Subservicing Agreements. While such Subservicing Agreement will be a contract solely between the Master Servicer and the Subservicer, the Pooling and Servicing Agreement pursuant to which a series of Certificates is issued will provide that, if for any reason the Master Servicer for such series of Certificates is no longer the master servicer of the related Mortgage Loans, the Trustee or any successor Master Servicer must recognize the Subservicer's rights and obligations under such Subservicing Agreement.

        With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. Each Subservicer will be required to perform the customary functions of a servicer, including collection of payments from Mortgagors and remittance of such collections to the Master Servicer; maintenance of hazard insurance and filing and settlement of claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintenance of escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan; processing of assumptions or substitutions (although, unless otherwise specified in the related Prospectus Supplement, the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage); attempting to cure delinquencies; and maintaining accounting records relating to the Mortgage Loans. A Subservicer may also be required to supervise foreclosures and under certain circumstances inspect and manage Mortgaged Properties. A Subservicer will also be obligated to make advances to the Master Servicer in respect of delinquent installments of principal and interest (net of any subservicing or other compensation) on Mortgage Loans, as described more fully under "Description of the Certificates--Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors. In addition, a Subservicer is obligated to pay to the Master Servicer interest on the amount of any partial prepayment of principal received and applied to reduce the outstanding principal balance of a Mortgage Loan from the date of application of such payment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence will be for the benefit of the Master Servicer as additional servicing compensation. No assurance can be given that the Subservicers will carry out their advance or payment obligations with respect to the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, a Subservicer may transfer its servicing obligations to another entity that has been approved for participation in Residential Funding's loan purchase programs, but only with the approval of the Master Servicer.

     As compensation for its servicing duties, the Subservicer will be entitled to a monthly servicing fee (to the extent the related Mortgage Loan payment has been collected) in a minimum amount set forth in the related Prospectus Supplement. The Subservicer or Master Servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties, as provided in the Mortgage Note or related instruments. The Subservicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent that the Master Servicer would be reimbursed under the applicable Pooling and Servicing Agreement. In some instances, the Subservicer will receive additional compensation in the form of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate that the Depositor or Residential Funding, as the case may be, required at the time it committed to purchase the Mortgage Loan. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses."

        Each Subservicer will be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Subservicer in its servicing capacity. Each Subservicer is required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer.

        Each Subservicer will be required to service each Mortgage Loan pursuant to the terms of the Subservicing Agreement for the entire term of such Mortgage Loan, unless the Subservicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. Subject to applicable law, the Master Servicer may generally terminate a Subservicing Agreement immediately upon the giving of notice upon certain stated events, including the violation of such Subservicing Agreement by the Subservicer, or upon sixty days' notice to the Subservicer without cause upon payment of an amount generally equal to 2% of the aggregate outstanding principal balance of all mortgage loans, including the Mortgage Loans, serviced by such Subservicer pursuant to a Subservicing Agreement.

        The Master Servicer may agree with a Subservicer to amend a Subservicing Agreement. Upon termination of a Subservicing Agreement, the Master Servicer may act as servicer of the related Mortgage Loans or enter into one or more new Subservicing Agreements. If the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a new Subservicing Agreement, each new Subservicer must either be a Seller, meet the standards for becoming a Seller or have such servicing experience that is otherwise satisfactory to the Master Servicer. The Master Servicer may make reasonable efforts to have the new Subservicer assume liability for the representations and warranties of the terminated Subservicer, but no assurance can be given that such an assumption will occur and, in any event, if the new Subservicer is an affiliate of Residential Funding the liability for such representations and warranties will not be assumed by such new Subservicer. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Subservicer from liability in respect of such representations and warranties. Any amendments to a Subservicing Agreement or to a new Subservicing Agreement may contain provisions different from those described above which are in effect in the original Subservicing Agreements. However, the Pooling and Servicing Agreement for each Trust will provide that any such amendment or new agreement may not be inconsistent with or violate such Pooling and

Servicing Agreement in a manner which would materially and adversely affect the interests of the Certificateholders.

                                DESCRIPTION OF THE CERTIFICATES


General

        The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Pooling and Servicing Agreement, similar to one of the forms filed as an exhibit to the registration statement under the Securities Act of 1933, as amended, with respect to the Certificates (the "Registration Statement") of which this Prospectus is a part. Each Pooling and Servicing Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Pooling and Servicing Agreement" below) describe certain provisions relating to the Certificates common to each Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust and the related Prospectus Supplement.

        Each series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, of which one or more classes of Certificates (collectively, the "Senior Certificates") may be senior in right of payment to any other class or classes of Certificates (collectively, the "Subordinate Certificates"), and as to which certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate) Certificates, as described in the respective Prospectus Supplement (any such series, a "Senior/Subordinate Series"); (iii) one or more classes of Certificates (collectively, the "Mezzanine Certificates") which are Subordinate Certificates but which are senior to certain other classes of Subordinate Certificates in respect of such distributions or losses; (iv) one or more classes of Certificates which will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions (each, a "Strip Certificate"); (v) two or more classes of Certificates which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes" and "very accurately defined maturity classes"), or on the basis of collections from designated portions of the Mortgage Pool, which series may include one or more classes of Certificates with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof (the "Accrual Certificates") on the 25th day (or, if such day is not a business day, the next business day) of each month, commencing in the month following the month in which the Cut-off Date (as defined in the applicable Prospectus Supplement) occurs (each, a "Distribution Date"); or (vi) other types of classes of Certificates, as described in the related Prospectus Supplement. Credit support for each series of Certificates will be provided by a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit, Purchase Obligation, Reserve Fund, Certificate Insurance Policy, Surety Bond or other credit enhancement as described under "Description of Credit

Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.


Form of Certificates

        As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the person appointed under the related Pooling and Servicing Agreement to register the Certificates (the "Certificate Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" or "Holder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus Supplement.

        If issued in book-entry form, certain classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"), or Cedel Bank, SA ("CEDEL") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems, or through such other depository or facility as may be specified in the related Prospectus Supplement. As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and
Euroclear's names on the books of their respective depositaries (the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the CEDEL and Euroclear participating organizations, "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

        Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any Book-Entry Certificate (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or
(ii) the Depositor elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee or the Master

Servicer as holders of the related Certificates for purposes of the Pooling and Servicing Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplement. The ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

        Because of time zone differences, the securities account of a CEDEL or Euroclear participant as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of CEDEL or Euroclear) will be credited during a subsequent securities settlement processing day (which must be a business day for CEDEL or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant (other than the depositary for CEDEL or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

        Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

        Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositaries; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

        CEDEL, as a professional depository, holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute.

        Euroclear was created to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Clearance Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance Cooperative. The Clearance Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

        Distributions in respect of the Book-Entry Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Master Servicer, the Depositor, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.




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



Assignment of Trust Assets

        At the time of issuance of a series of Certificates, the Depositor will cause the Mortgage Loans or Mortgage Securities and any other assets being included in the related Trust to be assigned to the Trustee or its nominee (which may be the Custodian) together with, if specified in the related Prospectus Supplement, all principal and interest received on or with respect to such Mortgage Loans or Mortgage Securities after the Cut-off Date (other than principal and interest due on or before the Cut-off Date and any Excluded Spread). The Trustee will, concurrently with such assignment, deliver a series of Certificates to the Depositor in exchange for the Mortgage Loans or Mortgage Securities. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Mortgage Note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

        If so specified in the related Prospectus Supplement, and subject to the rules of membership of Merscorp, Inc. and/or Mortgage Electronic Registration Systems, Inc. (together, "MERS") MERS, assignments of the mortgages for the Mortgage Loans in the related Trust will be registered electronically through Mortgage Electronic Registration Systems, Inc. (the "MERS(R) System"). With respect to Mortgage Loans registered through the MERS(R) System, MERS shall serve as mortgagee of record solely as a nominee in an administrative capacity on behalf of the Trustee and shall not have any interest in any such Mortgage Loan.

        In addition, the Depositor will, as to each Mortgage Loan other than Mortgage Loans underlying any Mortgage Securities, deliver to the Trustee (or to the Custodian) (as described below) certain legal documents relating to such Mortgage Loan that are in possession of the Depositor, including: (i) the Mortgage Note (and any modification or amendment thereto) endorsed without recourse either in blank or to the order of the Trustee (or its nominee); (ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon or, in the case of a Cooperative Loan, on the related financing statement; (iii) an assignment in recordable form of the Mortgage, or evidence that the Mortgage is held for the Trustee through the MERS(R) System (or, with respect to a Cooperative Loan, an assignment of the related proprietary lease or occupancy agreement); and (iv) if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers to the Trustee or the Custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Residential Funding will agree to repurchase or substitute for such a Mortgage Loan in certain circumstances (see "Mortgage Loan Program--Representations by Sellers").

        In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Depositor will deliver or cause to be delivered to the Trustee or the Custodian a true and correct photocopy of such Mortgage or assignment. The Depositor will deliver or cause to be delivered to the Trustee or the Custodian such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related Subservicer. Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's or nominee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus Supplement.

        With respect to any Puerto Rico Mortgage Loans, the Mortgages with respect to such Mortgage Loans either (i) secure a specific obligation for the benefit of a specified person (a "Direct Puerto Rico Mortgage") or (ii) secure an instrument transferable by endorsement (an "Endorsable Puerto Rico Mortgage"). Endorsable Puerto Rico Mortgages do not require an assignment to transfer the related lien. Rather, transfer of such mortgages follows an effective endorsement of the related Mortgage Note and, therefore, delivery of the assignment referred to in clause (iii) of the second preceding paragraph would be inapplicable. Direct Puerto Rico Mortgages, however, require an assignment to be recorded with respect to any transfer of the related lien and such assignment would be delivered to the Trustee (or the Custodian).

        Assignments of the Mortgage Loans to the Trustee will be recorded in the appropriate public recording office, except for Mortgages held under the MERS(R) System or in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus Supplement.


Review of Mortgage Loans

        The Trustee or the Custodian will hold such documents in trust for the benefit of the Certificateholders, and generally within 45 days after receipt thereof, will review such documents. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect, the Trustee or the Custodian shall promptly notify the Master Servicer and the Depositor, the former of which shall notify the related Subservicer or Seller, as the case may be. If such Subservicer or Seller does not cure the omission or defect within 60 days after notice is given to the Master Servicer, such Subservicer or Seller, as the case may be, will be obligated to purchase within 90 days of such notice the related Mortgage Loan from the Trustee at its Purchase Price (or, except in the case of a Designated Seller Transaction, substitute for such Mortgage Loan under the conditions specified in the related Prospectus Supplement). The Master Servicer will be obligated to enforce this obligation of the Subservicer or Seller, as the case may be, to the extent described above under "Mortgage Loan Program--Representations by Sellers" but subject to the provisions described below under "--Realization Upon Defaulted Mortgage Loans." There can be no assurance that the applicable Subservicer or Seller will fulfill its obligation to purchase any Mortgage Loan as described above. Unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer nor the Depositor will be obligated to purchase or substitute for such Mortgage Loan if the Subservicer or Seller, as the case may be, defaults on its obligation to do so. Unless otherwise specified in the related Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust.

        The Trustee will be authorized at any time to appoint one or more custodians (each, a "Custodian") pursuant to a custodial agreement to maintain possession of and review documents relating to the Mortgage Loans as the agent of the Trustee. The identity of such Custodian, if any, will be set forth in the related Prospectus Supplement.

        With respect to the Mortgage Loans in a Mortgage Pool, except in the case of a Designated Seller Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus Supplement, the Depositor will make certain limited representations and warranties as to the types and geographical concentrations of such Mortgage Loans and as to the accuracy, in all material respects, of certain identifying information in respect of each such Mortgage Loan (e.g., original Loan-to-Value Ratio, principal balance as of the Cut-off Date, Mortgage Rate and maturity). Upon a breach of any such representation which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Depositor will be obligated to cure the breach in all material respects, to purchase the Mortgage Loan at its Purchase Price or, unless otherwise specified in the related Prospectus Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution by Residential Funding as described above under "Mortgage Loan
Program--Representations by Sellers." However, the Depositor will not be required to repurchase or substitute for any Mortgage Loan in connection with a breach of a representation and warranty if the substance of any such breach also constitutes fraud in the origination of the related Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, this purchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Depositor. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust.

        The Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Pooling and Servicing Agreement.

Upon a breach of any such representation of the Master Servicer which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Master Servicer will be obligated either to cure the breach in all material respects or to purchase the Mortgage Loan at its Purchase Price (less unreimbursed advances made by the Master Servicer with respect to such Mortgage
Loan) or, unless otherwise specified in the related Prospectus Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution described above under "Mortgage Loan Program--Representations by Sellers." Unless otherwise specified in the related Prospectus Supplement, this purchase or substitution obligation will constitute the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Master Servicer. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust.

        Pursuant to each Pooling and Servicing Agreement, the Master Servicer, either directly or through Subservicers, will service and administer the Mortgage Loans assigned to the Trustee as more fully set forth below.


Spread

        The Depositor, the Master Servicer or any of their affiliates, or such other entity as may be specified in the related Prospectus Supplement may retain or be paid a portion of interest due with respect to the related Mortgage Loans or Mortgage Securities. The payment of any such portion of interest will be disclosed in the related Prospectus Supplement. This payment may be in addition to any other payment (such as the servicing fee) that any such entity is otherwise entitled to receive with respect to the Mortgage Loans or Mortgage Securities. Any such payment in respect of the Mortgage Loans or Mortgage Securities will represent a specified portion of the interest payable thereon and as specified in the related Prospectus Supplement, will either be part of the assets transferred to the related Trust (the "Excess Spread") or will be excluded from the assets transferred to the related Trust (the "Excluded Spread"). The interest portion of a Realized Loss or Extraordinary Loss and any partial recovery of interest in respect of the Mortgage Loans or Mortgage Securities will be allocated between the owners of any Excess Spread or Excluded Spread and the Certificateholders entitled to payments of interest as provided in the applicable Pooling and Servicing Agreement.


Payments on Mortgage Loans; Deposits to Certificate Account

        Each Subservicer servicing a Mortgage Loan pursuant to a Subservicing Agreement will establish and maintain an account (the "Subservicing Account") which generally meets the requirements set forth in the Guide from time to time, and is otherwise acceptable to the Master Servicer. A Subservicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Subservicer itself) whose accounts are insured by the National Credit Union Share Insurance Fund or the FDIC, and any such depository institution must meet certain minimum rating criteria set forth in the Guide. Except as otherwise permitted by the applicable to the nationally recognized statistical rating agency or agencies (each a "Rating Agency") maintaining a rating on the Certificates of such series, a Subservicing Account generally must be segregated and may not be established as a general ledger account, and only principal and interest payments and escrow payments from mortgage loans serviced for Residential Funding may be held therein.

        A Subservicer is required to deposit into its Subservicing Account on a daily basis all amounts described above under "Mortgage Loan Program--Subservicing by Sellers" that are received by it in respect of the Mortgage Loans, less its servicing or other compensation. On or before the date specified in the Subservicing Agreement (which date may be no later than the business day prior to the Determination Date referred to below and is currently the 18th day of each month or, if such day is not a business day, the preceding business day), the Subservicer must remit or cause to be remitted to the Master Servicer all funds held in the Subservicing Account with respect to Mortgage Loans that are required to be so remitted, with the exception of prepayments in full, certain partial prepayments and liquidation proceeds which must be remitted to the Master Servicer within five business days of receipt. The Subservicer is also required to advance on the scheduled date of remittance any monthly installment of principal and interest, less its servicing or other compensation, on any Mortgage Loan for which payment was not received from the Mortgagor. Unless otherwise specified in the related Prospectus Supplement, this obligation of the Subservicer to advance continues through the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust by deed in lieu of foreclosure. The Certificateholders are not entitled to any such advances made by a Subservicer. Each Subservicer may also be required to pay to the Master Servicer, for the Master Servicer's account, interest (net of its servicing or other compensation) on any partial prepayment of principal received during a month and applied by such Subservicer prior to the first day of the following month, from the date of application of such payment to the first day of the following month.

        The Master Servicer will deposit or will cause to be deposited into the Custodial Account certain payments and collections received by it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date), as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

               (i) all payments on account of principal of the Mortgage Loans comprising a Trust;

               (ii) all payments on account of interest on the Mortgage Loans comprising such Trust, net of the portion of each payment thereof retained by the Subservicer, if any, as its servicing or other compensation;

               (iii) all amounts (net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related Subservicer) received and retained in connection with the liquidation of any defaulted Mortgage Loan, by foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any Special Hazard Insurance Policy, Bankruptcy Bond, Mortgage Pool Insurance Policy, Primary

        Insurance Policy and any title, hazard or other insurance policy or guaranty covering any Mortgage Loan in such Mortgage Pool (together with any payments under any Letter of Credit, "Insurance Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

               (iv) any Buy-Down Funds (and, if applicable, investment earnings thereon) required to be paid to Certificateholders, as described below;

               (v) all proceeds of any Mortgage Loan in such Trust purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Depositor, Residential Funding, any Subservicer or Seller or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "Mortgage Loan Program--Representations by Sellers," "--Assignment of Mortgage Loans" above and "Purchase Obligations;"

               (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments of funds held in the Custodial Account, as described below; and

               (vii) any amounts required to be transferred from the Certificate Account to the Custodial Account.

        In addition to the Custodial Account, the Master Servicer will establish and maintain, in the name of the Trustee for the benefit of the holders of each series of Certificates, an account for the disbursement of payments on the Mortgage Loans evidenced by each series of Certificates (the "Certificate Account"). Both the Custodial Account and the Certificate Account must be either
(i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates, (ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee, or
(v) such other account or accounts acceptable to any applicable Rating Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Pooling and Servicing Agreement ("Permitted Investments"). A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account, or funds therein may be invested in Permitted Investments as described below. The Custodial Account may contain funds relating to more than one series of Mortgage Pass-Through
Certificates as well as payments received on other mortgage loans and assets serviced or master serviced by the Master Servicer that have been deposited into the Custodial Account.

        Unless otherwise set forth in the related Prospectus Supplement, not later than the business day preceding each Distribution Date, the Master Servicer will withdraw from the Custodial Account and deposit into the applicable Certificate Account, in immediately available funds, the amount to be distributed therefrom to Certificateholders on such Distribution Date. The Master Servicer or the Trustee will also deposit or cause to be deposited into the Certificate Account: (i) the amount of any advances made by the Master
Servicer as described herein under "--Advances," (ii) any payments under any Letter of Credit, and any amounts required to be transferred to the Certificate Account from a Reserve Fund, as described under "Description of Credit Enhancement" below, (iii) any amounts required to be paid by the Master Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Master Servicer to cover hazard losses on the Mortgage Loans as described under "Insurance Policies on Mortgage Loans" below, (iv) any distributions received on any Mortgage Securities included in the Trust and (v) any other amounts as set forth in the related Pooling and Servicing Agreement.

        The portion of any payment received by the Master Servicer in respect of a Mortgage Loan that is allocable to Excess Spread or Excluded Spread, as applicable, will generally be deposited into the Custodial Account, but any Excluded Spread will not be deposited in the Certificate Account for the related series of Certificates and will be distributed as provided in the related Pooling and Servicing Agreement.

        Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next Distribution Date and funds on deposit in the related Certificate Account may be invested in Permitted Investments maturing, in general, no later than the Distribution Date. Except as otherwise specified in the related Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Master Servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Certificate Account, as the case may be, by the Master Servicer out of its own funds upon realization of such loss.

        With respect to each Buy-Down Mortgage Loan, the Subservicer will deposit the related Buy-Down Funds provided to it in a Buy-Down Account which will comply with the requirements set forth herein with respect to a Subservicing Account. Unless otherwise specified in the related Prospectus Supplement, the terms of all Buy-Down Mortgage Loans provide for the contribution of Buy-Down Funds in an amount equal to or exceeding either (i) the total payments to be made from such funds pursuant to the related buydown plan or (ii) if such Buy-Down Funds are to be deposited on a discounted basis, that amount of Buy-Down Funds which, together with investment earnings thereon at a rate as set forth in the Guide from time to time will support the scheduled level of payments due under the Buy-Down Mortgage Loan. Neither the Master Servicer nor the Depositor will be obligated to add to any such discounted Buy-Down Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any such insufficiency is not recoverable from the Mortgagor or, in an appropriate case, from the Subservicer, distributions to Certificateholders may be affected. With respect to each Buy-Down Mortgage Loan, the Subservicer will withdraw from the Buy-Down Account and remit to the Master Servicer on or before the date specified in the Subservicing Agreement described above the amount, if any, of the Buy-Down Funds (and, if applicable, investment earnings thereon) for each Buy-Down Mortgage Loan that, when added to the amount due from the Mortgagor on such Buy-Down Mortgage Loan, equals the full monthly payment which would be due on the Buy-Down Mortgage Loan if it were not subject to the buydown plan. The Buy-Down Funds will in no event be a part of the related Trust.

        If the Mortgagor on a Buy-Down Mortgage Loan prepays such Mortgage Loan in its entirety during the Buy-Down Period, the Subservicer will withdraw from the Buy-Down Account and remit to the Mortgagor or such other designated party in accordance with the related buydown plan any Buy-Down Funds remaining in the Buy-Down Account. If a prepayment by a Mortgagor during the Buy-Down Period together with Buy-Down Funds will result in full prepayment of a Buy-Down Mortgage Loan, the Subservicer will generally be required to withdraw from the Buy-Down Account and remit to the Master Servicer the Buy-Down Funds and investment earnings thereon, if any, which together with such prepayment will result in a prepayment in full; provided that Buy-Down Funds may not be available to cover a prepayment under certain Mortgage Loan programs. Any Buy-Down Funds so remitted to the Master Servicer in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the Mortgagor to repay fully the related Mortgage Loan if the Mortgage Loan were not subject to the buydown plan. Any investment earnings remaining in the Buy-Down Account after prepayment or after termination of the Buy-Down Period will be remitted to the related Mortgagor or such other designated party pursuant to the agreement relating to each Buy-Down Mortgage Loan (the "Buy-Down Agreement"). If the Mortgagor defaults during the Buy-Down Period with respect to a Buy-Down Mortgage Loan and the property securing such Buy-Down Mortgage Loan is sold in liquidation (either by the Master Servicer, the Primary Insurer, the insurer under the Mortgage Pool Insurance Policy (the "Pool Insurer") or any other insurer), the Subservicer will be required to withdraw from the Buy-Down Account the Buy-Down Funds and all investment earnings thereon, if any, and remit the same to the Master Servicer or, if instructed by the Master Servicer, pay the same to the Primary Insurer or the Pool Insurer, as the case may be, if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.

Withdrawals from the Custodial Account

        The Master Servicer may, from time to time, make withdrawals from the Custodial Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

                (i) to make deposits to the Certificate Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described above under "Payments on Mortgage Loans; Deposits to Certificate Account;"

               (ii) to reimburse itself or any Subservicer for Advances, or for amounts advanced in respect of taxes, insurance premiums or similar expenses ("Servicing Advances") as to any Mortgaged Property, out of late payments or collections on the Mortgage Loan with respect to which such Advances or Servicing Advances were made;

               (iii) to pay to itself or any Subservicer unpaid Servicing Fees and Subservicing Fees, out of payments or collections of interest on each Mortgage Loan;

               (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by Subservicers as interest in respect of partial prepayments on the Mortgage Loans, and, if so provided in the Pooling and Servicing Agreement, any profits realized upon disposition of a Mortgaged Property acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the Pooling and Servicing Agreement;

               (v) to pay to itself, a Subservicer, Residential Funding, the Depositor or the Seller all amounts received with respect to each Mortgage Loan purchased, repurchased or removed pursuant to the terms of the Pooling and Servicing Agreement and not required to be distributed as of the date on which the related Purchase Price is determined;

               (vi) to pay the Depositor or its assignee, or any other party named in the related Prospectus Supplement, all amounts allocable to the Excluded Spread, if any, out of collections or payments which represent interest on each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property was acquired);

               (vii) to reimburse itself or any Subservicer for any Advance previously made which the Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise (a "Nonrecoverable Advance"), subject to any limitations set forth in the Pooling and Servicing Agreement as described in the related Prospectus Supplement;

               (viii) to reimburse itself or the Depositor for certain other expenses incurred for which it or the Depositor is entitled to reimbursement (including reimbursement in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller) or against which it or the Depositor is indemnified pursuant to the Pooling and Servicing Agreement; and

               (ix) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein; and

               (x) to clear the Custodial Account of amounts relating to the corresponding Mortgage Loans in connection with the termination of the Trust pursuant to the Pooling and Servicing Agreement, as described in "The Pooling and Servicing Agreement--Termination; Retirement of Certificates".


Distributions

        Beginning on the Distribution Date in the month next succeeding the month in which the Cut-off Date occurs (or such other date as may be set forth in the related Prospectus Supplement) for a series of Certificates, distribution of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made either by the Trustee, the Master Servicer acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date"). Notwithstanding any other reference herein to a Distribution Date, with respect to a series of Certificates as to which the Trust includes Mortgage Securities, the date on which distributions are to be made to the holders of such Certificates may be referred to as the "Payment Date," if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, interest which accrues and is not payable on a class of Certificates will be added to the principal balance of each Certificate of such class. Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Master Servicer or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. Except as otherwise provided in the related Pooling and Servicing Agreement, the final distribution in retirement of the Certificates will be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee specified in the notice to such Certificateholders. Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.

  Principal and Interest on the Certificates

        The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip Certificates) may have a different specified interest rate (each, a "Pass-Through Rate"), which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more such Pass-Through Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass-Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will accrue during each calendar month and will be payable on the
Distribution Date in the following calendar month. If so specified in the related Prospectus Supplement, interest on any class of Certificates for any Distribution Date may be limited to the extent of available funds for such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        On each Distribution Date for a series of Certificates, the Trustee or the Master Servicer on behalf of the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the amount to be distributed to such class for such Distribution Date in respect of principal, plus, if such class is entitled to payments of interest on such Distribution
Date, interest accrued during the related interest accrual period at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement, less certain interest shortfalls, which generally will include (i) any Deferred Interest added to the principal balance of the Mortgage Loans and/or the outstanding balance of one or more classes of Certificates on the related Due Date, (ii) any other interest shortfalls (including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time) allocable to Certificateholders which are not covered by advances or the applicable credit enhancement and (iii) unless otherwise specified in the related Prospectus Supplement, Prepayment Interest Shortfalls (as defined herein), in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

        In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate
Certificates) shall be set forth in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related Prospectus Supplement.

        Except as otherwise provided in the related Pooling and Servicing Agreement, on or prior to the 20th day (or, if such day is not a business day, the next business day) of the month of distribution (the "Determination Date"), the Master Servicer will determine the amounts of principal and interest which will be passed through to Certificateholders on the immediately succeeding Distribution Date. Prior to the close of business on the business day next succeeding each Determination Date, the Master Servicer will furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.


Example of Distributions

        The following chart sets forth an example of the flow of funds as it would relate to a hypothetical series of Certificates issued, and with a Cut-off Date occurring, in June 1999:


Date            Note               Description
----            ----               -----------
June 1           (A)       Cut-off Date.
                           Subservicers receive any Principal
June 2-30        (B)         Prepayments and applicable interest thereon.
June 30          (C)       Record Date.
                           The due dates for payments on a
                              Mortgage Loan (each, a "Due Date" and
June 2-July 1    (D)          collectively, the "Due Period").
                           Subservicers remit to the Master
                              Servicer scheduled payments of principal and
                              interest due during the related Due Period and
July 16          (E)          received or advanced by them.
July 20          (F)       Determination Date.
July 26          (G)       Distribution Date.

Succeeding months follow the pattern of (B) through (G), except that for succeeding months, (B) will also include the first day of such month. Certain series of Certificates may have different prepayment periods, Cut-off Dates, Record Dates, Due Periods, remittance dates, Determination Dates and/or Distribution Dates than those set forth above.


(A) The initial principal balance of the Mortgage Pool will be the aggregate principal balance of the Mortgage Loans at the close of business on June 1 after deducting principal payments due on or before such date. Those principal payments due on or before June 1 and the accompanying interest payments, and any Principal Prepayments received as of the close of business on June 1 are not part of the Mortgage Pool and will not be passed through to Certificateholders.

(B) Any principal payments received in advance of the scheduled Due Date and not accompanied by a payment of interest for any period following the date of payment ("Principal Prepayments") may be received at any time during this period and will be remitted to the Master Servicer as described in (E) below for distribution to Certificateholders as described in (F) below. When a Mortgage Loan is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment. Partial Principal Prepayments are applied so as to reduce the principal balances of the related Mortgage Loans as of the first day of the month in which the payments are made; no interest will be paid to Certificateholders in respect of such prepaid amounts for the month in which such partial Principal Prepayments were received.

(C) Distributions on July 26 (because July 25, 1999 is not a business day) will be made to Certificateholders of record at the close of business on June 30.

(D) Scheduled principal and interest payments are due from Mortgagors.

(E) Payments due from Mortgagors during the related Due Period will be deposited by the Subservicers in Subservicing Accounts (or will be otherwise managed in a manner acceptable to the Rating Agencies) as received and will include the scheduled principal payments plus interest on the principal balances immediately prior to such payments. Funds required to be remitted from the Subservicing Accounts to the Master Servicer will be so remitted on July 16 (because July 18, 1999 is not a business day) together with any required Advances by the Subservicers (except that Principal Prepayments in full and certain Principal Prepayments in part received by Subservicers during the month of December will have been remitted to the Master Servicer within five business days of receipt).

(F) On July 20, the Master Servicer will determine the amounts of principal and interest which will be passed through on July 26 to the holders of each class of Certificates. The Master Servicer will be obligated to distribute those payments due during the related Due Period which have been received from Subservicers prior to and including July 16, as well as all Principal Prepayments received on Mortgage Loans in June (with interest adjusted to the Pass-Through Rates applicable to the respective classes of Certificates and reduced on account of Principal Prepayments as described above). Distributions to the holders of Senior Certificates, if any, on July 26 may include certain amounts otherwise distributable to the holders of the related Subordinate Certificates, amounts withdrawn from any Reserve Fund and amounts advanced by the Master Servicer under the circumstances described in "subordination" and "--Advances."

(G) On July 26, the amounts determined on July 20 will be distributed to Certificateholders.

     If provided in the related Prospectus Supplement, the Distribution Date with respect to any series of Certificates as to which the Trust includes Mortgage Securities may be a specified date or dates other than the 25th day of each month in order to allow for the receipt of distributions on such Mortgage Securities.

Advances

        Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will agree to advance (either out of its own funds, funds advanced to it by Subservicers or funds being held in the Custodial Account for future distribution), for the benefit of the Certificateholders, on or before each Distribution Date, an amount equal to the aggregate of all scheduled payments of principal (other than any Balloon Amount in the case of a Balloon
Loan) and interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be (an "Advance"), which were delinquent as of the close of business on the business day preceding the Determination Date on the Mortgage Loans, but only to the extent that such Advances would, in the judgment of the Master Servicer, be recoverable out of late payments by the Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. The amount of any Advance will be determined based on the amount payable under the Mortgage Loan as adjusted from time to time and as may be modified as described below under "--Collection and Other Servicing Practices," and no Advance will be required in connection with any reduction in amounts payable pursuant to the Relief Act or as a result of certain actions taken by a bankruptcy court. As specified in the related Prospectus Supplement with respect to any series of Certificates as to which the Trust includes Mortgage Securities, the Master Servicer's advancing obligations will be pursuant to the terms of such Mortgage Securities, as may be supplemented by the terms of the applicable Pooling and Servicing Agreement, and may differ from the provisions relating to Advances described herein.

        Advances are intended to maintain a regular flow of scheduled interest and principal payments to related Certificateholders. Such Advances do not represent an obligation of the Master Servicer to guarantee or insure against losses. If Advances have been made by the Master Servicer from cash being held for future distribution to Certificateholders, such funds will be required to be replaced on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than payments required to be made to Certificateholders. Any Advances will be reimbursable to the Master Servicer out of recoveries on the related Mortgage Loans for which such amounts were advanced (e.g., late payments made by the related Mortgagor, any related Liquidation Proceeds and Insurance Proceeds, proceeds of any applicable form of credit enhancement, or proceeds of any Mortgage Loan purchased by the Depositor, Residential Funding, a Subservicer or a Seller under the circumstances described above). Such Advances may also be reimbursable from cash otherwise distributable to Certificateholders to the extent that the Master Servicer shall determine that any such Advances previously made are not ultimately recoverable as described above. With respect to any Senior/Subordinate Series, so long as the related Subordinate Certificates remain outstanding and subject to certain limitations with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses, such Advances may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Certificates, if any. The Master Servicer may also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced may be reimbursable to the Master Servicer to the extent permitted by the Pooling and Servicing Agreement. Notwithstanding
the foregoing, if the Master Servicer exercises its option, if any, to purchase the assets of a Trust as described under "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" below, the Master Servicer will be deemed to have been reimbursed for all related Advances previously made by it and not theretofore reimbursed to it. The Master Servicer's obligation to make Advances may be supported by another entity, a letter of credit or other method as may be described in the related Pooling and Servicing Agreement. In the event that the short-term or long-term obligations of the provider of such support are downgraded by a Rating Agency rating the related Certificates or if any collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Certificates may also be downgraded.


Prepayment Interest Shortfalls

        When a Mortgagor prepays a Mortgage Loan in full between scheduled Due Dates for such Mortgage Loan, the Mortgagor pays interest on the amount prepaid only to but not including the date on which such Principal Prepayment is made. Similarly, Liquidation Proceeds from a Mortgaged Property will not include interest for any period after the date on which the liquidation took place. The shortfall between a full month's interest due with respect to a Mortgage Loan and the amount of interest paid or recovered with respect thereto in the event of a prepayment or liquidation is referred to as a "Prepayment Interest Shortfall." If so specified in the related Prospectus Supplement, to the extent funds are available from the Servicing Fee, the Master Servicer may make an additional payment to Certificateholders with respect to any Mortgage Loan that prepaid in full during the related prepayment period equal to the amount, if any, necessary to assure that, on the related Distribution Date, the Available Distribution Amount would include with respect to each such Mortgage Loan an amount equal to interest at the Mortgage Rate (less the Servicing Fee and Excluded Spread, if any) for such Mortgage Loan from the date of such prepayment to the related Due Date (such amount, "Compensating Interest"). Unless otherwise specified in the related Prospectus Supplement, Compensating Interest will be limited to the aggregate amount (or any portion thereof) of the Servicing Fee received by the Master Servicer in that month in relation to the Mortgage Loans or in any other manner, and, if so limited, may not be sufficient to cover the Prepayment Interest Shortfall. If so disclosed in the related Prospectus Supplement, Prepayment Interest Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of Certificates of a series. See "Yield Considerations."


Reports to Certificateholders

        On each Distribution Date, the Master Servicer will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related Trust setting forth the information described in the related Pooling and Servicing Agreement. Except as otherwise provided in the related Pooling and Servicing Agreement, such information generally will include the following (as applicable):

               (i) the amount, if any, of such distribution allocable to principal;

               (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

               (iii) the aggregate unpaid principal balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) based on the most recent reports furnished by Subservicers, the number and aggregate principal balances of Mortgage Loans in the related Mortgage Pool that are delinquent (a) one month, (b) two months and (c) three months, and that are in foreclosure;

               (vi) the book value of any property acquired by such Trust through foreclosure or grant of a deed in lieu of foreclosure;

               (vii) the balance of the Reserve Fund, if any, at the close of business on such Distribution Date;

               (viii) the percentage of the outstanding principal balances of the Senior Certificates, if applicable, after giving effect to the distributions on such Distribution Date;

               (ix) the amount of coverage under any Letter of Credit, Mortgage Pool Insurance Policy or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor;

               (x) if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable Distribution Date and a description of any change in the calculation of such amounts;

               (xi) in the case of Certificates benefitting from alternative credit enhancement arrangements described in a Prospectus Supplement, the amount of coverage under such alternative arrangements as of the close of business on the applicable Determination Date;

               (xii) the servicing fee payable to the Master Servicer and the Subservicer; and

               (xiii) with respect to any series of Certificates as to which the Trust includes Mortgage Securities, certain additional information as required under the related Pooling and Servicing Agreement.

        Each amount set forth pursuant to clause (i) or (ii) above will be expressed as a dollar amount per Single Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Pooling and Servicing Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Pooling and Servicing Agreement, which may include, without limitation, information as to Advances, reimbursements to Subservicers and the Master Servicer and losses borne by the related Trust.

        In addition, to the extent described in the related Pooling and Servicing Agreement, within a reasonable period of time after the end of each calendar year, the Master Servicer will furnish a report to each person that was a holder of record of any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and (ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.


Collection and Other Servicing Procedures

        The Master Servicer, directly or through Subservicers, as the case may be, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Pooling and Servicing Agreement and any applicable insurance policy or other credit enhancement, follow such collection procedures as it follows with respect to mortgage loans serviced by it that are comparable to the Mortgage Loans. The Master Servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the Due Dates for payments due on a Mortgage Note, provided that the insurance coverage for such Mortgage Loan or any coverage provided by any alternative credit enhancement will not be adversely affected thereby. The Master Servicer may also waive or modify any term of a Mortgage Loan so long as the Master Servicer has determined that such waiver or modification is not materially adverse to any Certificateholders, taking into account any estimated loss that may result absent such action. With respect to any series of Certificates as to which the Trust includes Mortgage Securities, the Master Servicer's servicing and administration obligations will be pursuant to the terms of such Mortgage Securities.

        Under its Subservicing Agreement, a Subservicer is granted certain discretion to extend relief to Mortgagors whose payments become delinquent. A Subservicer may grant a period of temporary indulgence (generally up to three months) to a Mortgagor or may enter into a liquidating plan providing for repayment by the Mortgagor of delinquent amounts within six months from the date of execution of the plan, in each case without the prior approval of the Master Servicer. Other types of forbearance generally require Master Servicer approval. Neither indulgence nor forbearance with respect to a Mortgage Loan will affect the Pass-Through Rate or Rates used in calculating distributions to Certificateholders. See "--Distributions."

        In certain instances in which a Mortgage Loan is in default (or if default is reasonably foreseeable), and if determined by the Master Servicer to be in the best interests of the related Certificateholders, the Master Servicer may permit certain modifications of the Mortgage Loan rather than proceeding with foreclosure. In making such determination, the estimated Realized Loss that might result if such Mortgage Loan were liquidated would be taken into account. Such modifications may have the effect of reducing the Mortgage Rate or extending the final maturity date of the Mortgage Loan. Any such modified Mortgage Loan may remain in the related Trust, and the reduction in collections resulting from such modification may result in reduced distributions of interest (or other amounts) on, or may extend the final maturity of, one or more classes of the related Certificates.

        In connection with any significant partial prepayment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the monthly payment is recalculated as an amount that will fully amortize the remaining principal amount thereof by the original maturity date based on the original Mortgage Rate, provided that such re-amortization shall not be permitted if it would constitute a modification of the Mortgage Loan for federal income tax purposes.

        In any case in which property subject to a Mortgage Loan (other than an ARM Loan described below) is being conveyed by the Mortgagor, the Master Servicer, directly or through a Subservicer, shall in general be obligated, to the extent it has knowledge of such conveyance, to exercise its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If the Master Servicer or Subservicer is prevented from enforcing such due-on-sale clause under applicable law or if the Master Servicer or Subservicer determines that it is reasonably likely that a legal action would be instituted by the related Mortgagor to avoid enforcement of such due-on-sale clause, the Master Servicer or Subservicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan if the Master Servicer or Subservicer shall have determined in good faith that such release will not adversely affect the collectability of the Mortgage Loan. An ARM Loan may be assumed if such ARM Loan is by its terms assumable and if, in the reasonable judgment of the Master Servicer or the Subservicer, the proposed transferee of the related Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. Any fee collected by the Master Servicer or Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or Subservicer as additional servicing compensation unless otherwise set forth in the related Prospectus Supplement. See "Certain Legal Aspects of Mortgage

Loans--Enforceability of Certain Provisions" herein. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be altered. Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Master Servicer or the related Subservicer may approve such a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, and the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer or the Subservicer for processing such request will be retained by the Master Servicer or Subservicer as additional servicing compensation.

        The Master Servicer will be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under the Pooling and Servicing Agreement.


Special Servicing and Special Servicing Agreements

        The Pooling and Servicing Agreement for a series of Certificates may name a special servicer (a "Special Servicer"), which will be responsible for the servicing of certain delinquent Mortgage Loans. The Special Servicer may have discretion to extend relief to certain Mortgagors whose payments become delinquent. The Special Servicer may be permitted to grant a period of temporary indulgence to a Mortgagor or may enter into a repayment plan providing for repayment of arrearages by such Mortgagor, in each case without the prior approval of the Master Servicer or the Subservicer. Other types of forbearance generally may require the approval of the Master Servicer or Subservicer, as applicable.

        In addition, the Master Servicer may enter into various agreements with holders of one or more classes of Subordinate Certificates or of a class of securities representing interests in one or more classes of Subordinate Certificates. Pursuant to the terms of such agreements, such holder may, with respect to certain delinquent Mortgage Loans:

        (a) instruct the Master Servicer to commence or delay foreclosure proceedings, provided that the holder deposits a specified amount of cash with the Master Servicer which will be available for distribution to Certificateholders in the event that liquidation proceeds are less than they otherwise may have been had the Master Servicer acted pursuant to its normal servicing procedures;

        (b) instruct the Master Servicer to purchase such Mortgage Loans from the Trust prior to the commencement of foreclosure proceedings at the Purchase Price and to resell such Mortgage Loans to such holder, in which case any subsequent loss with respect to such Mortgage Loans will not be allocated to the Certificateholders;

        (c) become, or designate a third party to become, a Subservicer with respect to such Mortgage Loans so long as (i) the Master Servicer has the right to transfer the subservicing rights and obligations of such Mortgage Loans to another Subservicer at any time or (ii) such holder (or its servicing designee) is required to service the Mortgage Loans according to the Master Servicer's servicing guidelines; or

        (d) the related Prospectus Supplement may provide for the other types of special servicing arrangements.


Realization Upon Defaulted Mortgage Loans

        In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan (an "REO Mortgage Loan") will be considered for most purposes to be an outstanding Mortgage Loan held in the Trust until such time as the Mortgaged Property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a "Liquidated Mortgage Loan"). For purposes of calculations of amounts distributable to Certificateholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any such acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, such amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as such REO Mortgage Loan is considered to remain in the Trust. If a REMIC election has been made, any Mortgaged Property so acquired by the Trust must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the Trust as a REMIC. To the extent provided in the related Pooling and Servicing Agreement, any income (net of expenses and other than gains described below) received by the Subservicer or the Master Servicer on such Mortgaged Property prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time to the extent provided in the related Pooling and Servicing Agreement, for making payments to Certificateholders.

        With respect to a Mortgage Loan in default, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. If such Mortgage Loan is an Additional Collateral Loan, the Master Servicer (or the related Subservicer, if the lien on the Additional Collateral for such Additional Collateral Loan is not assigned to the Trustee on behalf of the Certificateholders) may proceed against the related Mortgaged Property or the related Additional Collateral first or may proceed against both concurrently (as permitted by applicable law and the terms under which such Additional Collateral is held, including any third-party guarantee). Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan will be removed from the related Trust. The Master Servicer may elect to treat a defaulted Mortgage Loan as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan thereafter incurred will be reimbursable to the Master Servicer (or any Subservicer) from any amounts otherwise distributable to the related Certificateholders, or may be offset by any subsequent recovery related to such Mortgage Loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to Certificateholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the Master Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan.

        With respect to certain series of Certificates, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide, to the extent of coverage thereunder, that a defaulted Mortgage Loan or REO Mortgage Loan will be removed from the Trust prior to the final liquidation thereof. Unless otherwise specified in the related Prospectus Supplement, if a final liquidation of a Mortgage Loan resulted in a Realized Loss and within two years thereafter the Master Servicer receives a subsequent recovery specifically related to such Mortgage Loan (in connection with a related breach of a representation or warranty or otherwise), such subsequent recovery shall be distributed to the then-current Certificateholders of any outstanding class to which such Realized Loss was allocated (with the amounts to be distributed allocated among such classes in the same proportions as such Realized Loss was allocated), provided that no such distributions of subsequent recoveries, together with any other reimbursement amounts, exceed the total amount of the Realized Loss that was allocated to such class. In the event that any such class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the holders of such class of Certificates when it was retired. In the case of a series of Certificates other than a Senior/Subordinate Series, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide for reinstatement subject to certain conditions in the event that, following the final liquidation of a Mortgage Loan and a draw under such credit enhancement, subsequent recoveries are received. If a defaulted Mortgage Loan or REO Mortgage Loan is not so removed from the Trust, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Certificateholders will bear such loss. However, if a gain results from the final liquidation of an REO Mortgage Loan which is not required by law to be remitted to the related Mortgagor, the Master Servicer will be entitled to retain such gain as additional servicing compensation unless the related Prospectus Supplement provides otherwise. For a description of the Master Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans, see "Description of Credit Enhancement" and "Insurance Policies on Mortgage Loans."

        For a discussion of legal rights and limitations associated with the foreclosure of a Mortgage Loan, see "Certain Legal Aspects of Mortgage Loans."

                                         SUBORDINATION

General

        A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as specified in the related Prospectus Supplement. Subordination of the Subordinate Certificates of any Senior/Subordinate Series will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate) Certificates, as specified in the related Prospectus Supplement.

        With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates of such series, and then to principal of the Senior Certificates up to the amounts described in the related Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

        With respect to any defaulted Mortgage Loan that is finally liquidated, the amount of loss realized, if any (as described in the related Pooling and Servicing Agreement, a "Realized Loss"), will equal the portion of the Stated Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer for related Advances and expenses) towards interest and principal owing on the Mortgage Loan. With respect to a Mortgage Loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss. The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cutoff Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether received or not, reduced by all amounts allocable to principal that are distributed to Certificateholders on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to any Certificates on or before such date.

        If so provided in the Pooling and Servicing Agreement, the Master Servicer may be permitted, under certain circumstances, to purchase any Mortgage Loan that is three or more months delinquent in payments of principal and interest, at the Purchase Price. Unless otherwise specified in the related Prospectus Supplement, any Realized Loss subsequently incurred in connection with any such Mortgage Loan will be borne by the then-current Certificateholders of the class or classes that would have borne such Realized Loss if such Mortgage Loan had not been so purchased.

        In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary Losses), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders and the owner of the Excess Spread and as to certain classes of Subordinate Certificates, may be subordinate to the rights of other Subordinate Certificateholders.

        Except as noted below, Realized Losses will be allocated to the Subordinate Certificates of the related series until the outstanding principal balances thereof have been reduced to zero. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement.

        With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties which are generally of the same type as are covered under a Special Hazard Insurance Policy, the amount thereof that may be allocated to the Subordinate Certificates of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Certificates of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Certificates may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Amount"), and the Subordinate Certificates may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro rata basis among all outstanding classes of Certificates or as otherwise specified in the related Prospectus Supplement. Each of the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the Certificateholders, upon the written confirmation from each applicable Rating Agency, as set forth in the related Prospectus Supplement, that the then-current rating of the related series of Certificates will not be adversely affected thereby.

        Generally, any allocation of a Realized Loss (including a Special Hazard
Loss) to a Certificate in a Senior/Subordinate Series will be made by reducing the outstanding principal balance thereof as of the Distribution Date following the calendar month in which such Realized Loss was incurred.

        As set forth above, the rights of holders of the various classes of Certificates of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each such class (or, if applicable, the related notional amount). The outstanding principal balance of any Certificate will be reduced by all amounts previously distributed on such Certificate in respect of principal, and by any Realized Losses allocated thereto. If there are no Realized Losses or Principal Prepayments on any of the Mortgage Loans, the respective rights of the holders of Certificates of any series to future distributions generally would not change. However, to the extent set forth in the related Prospectus Supplement, holders of Senior Certificates may be entitled to receive a disproportionately larger amount of prepayments received during certain specified periods, which will have the effect (absent offsetting losses) of accelerating the amortization of the Senior Certificates and increasing the respective percentage ownership interest evidenced by the Subordinate Certificates in the related Trust (with a corresponding decrease in the percentage of the outstanding principal balances of the Senior Certificates), thereby preserving the availability of the subordination provided by the Subordinate Certificates. In addition, as set forth above, certain Realized Losses generally will be allocated first to Subordinate Certificates by reduction of the outstanding principal balance thereof, which will have the effect of increasing the respective ownership interest evidenced by the Senior Certificates in the related Trust.

        If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution Date to holders of Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit Enhancement--Reserve Funds" and in the related Prospectus Supplement.

        In lieu of the foregoing provisions, subordination may be effected in the following manner, or in any other manner as may be described in the related Prospectus Supplement. The rights of the holders of Subordinate Certificates to receive any or a specified portion of distributions with respect to the Mortgage Loans may be subordinated to the extent of the amount set forth in the related Prospectus Supplement (the "Subordinate Amount"). As specified in the related Prospectus Supplement, the Subordinate Amount may be subject to reduction based upon the amount of losses borne by the holders of the Subordinate Certificates as a result of such subordination, a specified schedule or such other method of reduction as such Prospectus Supplement may specify.

        With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.


Overcollateralization

        If so specified in the related Prospectus Supplement, interest collections on the Mortgage Loans may exceed interest payments on the Certificates for the related Distribution Date. To the extent such excess interest is applied as principal payments on the Certificates, the effect will be to reduce the principal balance of the Certificates relative to the outstanding balance of the Mortgage Loans, thereby creating "Overcollateralization" and additional protection to the Certificateholders, as specified in the related Prospectus Supplement.

                               DESCRIPTION OF CREDIT ENHANCEMENT


General

        Credit support with respect to each series of Certificates may be comprised of one or more of the following components. Each component will have a dollar limit and will provide coverage with respect to Realized Losses that are
(i) attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such losses, "Defaulted Mortgage Losses"); (ii) of a type generally covered by a Special Hazard Insurance Policy (any such losses, "Special Hazard Losses"); (iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or an extension of its maturity (any such losses, "Bankruptcy Losses"); and (iv) incurred on defaulted Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans (any such losses, "Fraud Losses"). Unless otherwise specified in the related Prospectus Supplement, credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by credit support or are of a type that is not covered by the credit support, Certificateholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses, Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the credit enhancement for any series of Certificates is exhausted, the Certificateholders will bear all further risks of loss not otherwise insured against.

        As set forth below and in the related Prospectus Supplement, (i) coverage with respect to Defaulted Mortgage Losses may be provided by a Mortgage Pool Insurance Policy, (ii) coverage with respect to Special Hazard Losses may be provided by a Special Hazard Insurance Policy, (iii) coverage with respect to Bankruptcy Losses may be provided by a Bankruptcy Bond and (iv) coverage with respect to Fraud Losses may be provided by a Mortgage Pool Insurance Policy or mortgage repurchase bond. In addition, if so specified in the applicable Prospectus Supplement, in lieu of or in addition to any or all of the foregoing arrangements, credit enhancement may be in the form of a Reserve Fund to cover such losses, in the form of subordination of one or more classes of Certificates as described under "Subordination," or in the form of a Certificate Insurance Policy, a Letter of Credit, Mortgage Pool Insurance Policies, surety bonds or other types of insurance policies, certain other secured or unsecured corporate guarantees or in such other form as may be described in the related Prospectus Supplement, or in the form of a combination of two or more of the foregoing. In addition, the credit support may be provided by an assignment of the right to receive certain cash amounts, a deposit of cash into a Reserve Fund or other pledged assets, or by banks, insurance companies, guarantees or any combination thereof identified in the related Prospectus


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



Supplement. Certain coverage may also be provided by representations made by Residential Funding or the Depositor. If so specified in the related Prospectus Supplement, limited credit enhancement may be provided to cover Defaulted Mortgage Losses with respect to Mortgage Loans with Loan-to-Value Ratios at origination of over 80% which are not insured by a Primary Insurance Policy, to the extent that such losses would be covered under a Primary Insurance Policy if obtained, or may be provided in lieu of title insurance coverage, in the form of a corporate guaranty or in certain other forms described in this section. Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations set forth in any such insurance policy. As set forth in the Pooling and Servicing Agreement, credit support may apply to all of the Mortgage Loans or to certain Mortgage Loans contained in a Mortgage Pool.

        Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support. Additionally, each Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement (the "Credit Enhancer"), if applicable. The Pooling and Servicing Agreement or other documents may be modified in connection with the provisions of any credit enhancement arrangement to provide for reimbursement rights, control rights or other provisions that may be required by the Credit Enhancer. To the extent provided in the applicable Prospectus Supplement and the Pooling and Servicing Agreement, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the performance of or on the aggregate outstanding principal balance of the Mortgage Loans covered thereby. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement." If specified in the applicable Prospectus Supplement, credit support for a series of Certificates may cover one or more other series of Certificates.

        The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which generally will be exhibits to the Form 8-K to be filed with the Commission in connection with the issuance of the related series of Certificates.


Letters of Credit

        If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Mortgage Loans. The Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of

Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement. On or before each Distribution Date, the Letter of Credit Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby. The Letter of Credit may also provide for the payment of Advances.


Mortgage Pool Insurance Policies

        Any insurance policy covering losses on a pool of Mortgage Loans (each, a "Mortgage Pool Insurance Policy") obtained by the Depositor for a Trust will be issued by the Pool Insurer. Each Mortgage Pool Insurance Policy, subject to the limitations described below and in the Prospectus Supplement, if any, will cover Defaulted Mortgage Losses in an amount equal to a percentage specified in the applicable Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the Cut-off Date. As set forth under "--Maintenance of Credit Enhancement," the Master Servicer will use its best reasonable efforts to maintain the Mortgage Pool Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted
Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

        Each Mortgage Pool Insurance Policy will provide that no claims may be validly presented thereunder unless, among other things, (i) any required
Primary Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled, (ii) hazard insurance on the property securing such Mortgage Loan has been kept in force and real estate taxes and other protection and preservation expenses have been paid by the Master Servicer, (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-off Date and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued and unpaid interest at the applicable Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer or Subservicer on behalf of the Trustee and Certificateholders, or (b) to pay the amount by which the sum of the outstanding principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related Primary Insurance Policy. Certificateholders will experience a shortfall in the amount of interest payable on the related Certificates in connection with the payment of claims under a Mortgage Pool Insurance Policy because the Pool Insurer is only


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required to remit unpaid  interest  through the date a claim is paid rather than through the end of the month in which such claim is paid. In addition, the Certificateholders will also experience losses with respect to the related Certificates in connection with payments made under a Mortgage Pool Insurance Policy to the extent that the Master Servicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a Mortgage Pool Insurance Policy, as those amounts will not be covered by payments under such policy and will be reimbursable to the Master Servicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any (see "--Special Hazard Insurance Policies" below for risks which are not covered by such policies), from the related hazard insurance policy or applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines that (a) such restoration will
increase  the  proceeds  to  one  or  more  classes  of   Certificateholders  on
liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (b) such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

        Unless otherwise specified in the related Prospectus Supplement, a Mortgage Pool Insurance Policy (and certain Primary Insurance Policies) will likely not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the Seller or other persons involved in the origination thereof, (ii) failure to construct a Mortgaged Property in accordance with plans and specifications or (iii)
bankruptcy, except if specified in the related Prospectus Supplement an endorsement to the Mortgage Pool Insurance Policy provides for insurance against any such loss. Depending upon the nature of the event, a breach of representation made by a Seller may also have occurred. Such a breach, if it materially and adversely affects the interests of Certificateholders and cannot be cured, would give rise to a purchase obligation on the part of the Seller, as described under "Mortgage Loan Program--Representations by Sellers." However, such an event would not give rise to a breach of a representation and warranty or a purchase obligation on the part of the Depositor or Residential Funding.

        The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid includes certain expenses incurred by the Master Servicer or Subservicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Foreclosure." Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the related Certificateholders. In addition, unless the Master Servicer determines that an Advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, the Master Servicer would not be obligated to make an Advance respecting any such delinquency since the Advance would not


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be ultimately  recoverable to it from either the Mortgage Pool Insurance  Policy
or   from   any   other    related    source.    See    "Description    of   the
Certificates--Advances."

        Since each Mortgage Pool Insurance Policy will require that the property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy will not provide coverage against hazard losses. As set forth under "Insurance Policies on Mortgage Loans--Standard Hazard Insurance on Mortgaged Properties," the hazard policies covering the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of such losses. Additionally, no coverage in respect of Special Hazard Losses, Fraud Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See "--Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by Certificateholders.


Special Hazard Insurance Policies

        Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained for a Trust will be issued by the insurer named in the related Prospectus Supplement (the "Special Hazard Insurer"). Each Special Hazard Insurance Policy subject to limitations described below and in the related Prospectus Supplement, if any, will protect the related Certificateholders from Special Hazard Losses which are (i) losses due to direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Insurance Policies on Mortgage Loans." A Special Hazard Insurance Policy will not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor. Aggregate claims under a Special Hazard Insurance Policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as set forth in such related Pooling and Servicing Agreement. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid by the Master Servicer.

        Subject to the foregoing limitations, a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer or the Subservicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred


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



by the Master Servicer or the Subservicer with respect to such property. If the property is transferred to a third party in a sale approved by the Special Hazard Insurer, the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under each Mortgage Pool Insurance Policy that the property be restored before a claim under such policy may be validly presented with respect to the defaulted Mortgage Loan secured by such property. The payment described under (ii) above will render presentation of a claim in respect of such Mortgage Loan under the related Mortgage Pool Insurance Policy unnecessary. Therefore, so long as a Mortgage Pool Insurance Policy remains in effect, the payment by the insurer under a Special Hazard Insurance Policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total Insurance Proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

        To the extent set forth in the related Prospectus Supplement, coverage in respect of Special Hazard Losses for a series of Certificates may be provided, in whole or in part, by a type of special hazard coverage other than a Special Hazard Insurance Policy or by means of a representation of the Depositor or Residential Funding.


Bankruptcy Bonds

        In the event of a personal bankruptcy of a Mortgagor, a bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor (and, if specified in the related Prospectus Supplement, any related Additional Collateral) at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property (such difference, a "Deficient Valuation"). The amount of the secured debt could then be reduced to such value, and, thus, the holder of such Mortgage Loan would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value assigned to the Mortgaged Property (and any related Additional Collateral) by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including a reduction in the amount of the Monthly Payment on the related Mortgage Loan, but not any permanent forgiveness of principal (a "Debt Service Reduction"). See "Certain Legal Aspects of Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." Any Bankruptcy Bond to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a Trust will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement.



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Reserve Funds

        If so specified in the related Prospectus Supplement, the Depositor will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in the related Pooling and Servicing Agreement. In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Certificates, from the Excess Spread, Excluded Spread or otherwise. To the extent that the funding of the Reserve Fund is dependent on amounts otherwise payable on related Certificates, Excess Spread, Excluded Spread or other cash flows attributable to the related Mortgage Loans or on reinvestment income, the Reserve Fund may provide less coverage than initially expected if the cash flows or reinvestment income on which such funding is dependent are lower than anticipated. With respect to any series of Certificates as to which credit enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Certificateholders, or applied to reimburse the Master Servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, amounts in a Reserve Fund may be available only to cover specific types of losses, or losses on specific Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust. A Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

        Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Depositor, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

        Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the Master Servicer or any other person named in the related Prospectus Supplement.


Certificate Insurance Policies; Surety Bonds

        If so specified in the related Prospectus Supplement, the Depositor may obtain one or more certificate insurance policies (each, a "Certificate Insurance Policy") or guaranties or one or more surety bonds (each, a "Surety Bond"), or one or more guarantees issued by insurers or other parties


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acceptable to the Rating Agency or Agencies rating the Certificates  offered, as specified in the related Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any Certificate Insurance Policy, Surety Bond or guaranty will have the characteristics described in, and will be subject to such limitations and exceptions set forth in, the related Prospectus Supplement.


Maintenance of Credit Enhancement

        If credit enhancement has been obtained for a series of Certificates, the Master Servicer will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the applicable Pooling and Servicing Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or Substitution of Credit Enhancement." The Master Servicer, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

        Unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Certificate Administrator will agree to pay the premiums for each Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Certificate Insurance Policy or Surety Bond, as applicable, on a timely basis. In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Master Servicer will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy with a total coverage equal to the then outstanding coverage of such policy. If the cost of the replacement policy is greater than the cost of such policy, the coverage of the replacement policy will, unless otherwise agreed to by the Depositor, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy. In the event that a Pool Insurer ceases to be a Qualified Insurer because it ceases to be approved as an insurer by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") or any successor entity, the Master Servicer will review, not less often than monthly, the financial condition of such Pool Insurer with a view toward determining whether recoveries under the Mortgage Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer determines that recoveries are so jeopardized, it will exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy as described above, subject to the same cost limit. Any losses in market value of the Certificates associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the Certificateholders.

        If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any Letter of


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Credit,  Mortgage Pool Insurance Policy or any related Primary Insurance Policy, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and
(ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any Letter of Credit, Mortgage Pool Insurance Policy, other credit enhancement or any related Primary Insurance Policy is not available because the Master Servicer has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Master Servicer is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.


Reduction or Substitution of Credit Enhancement

        Unless otherwise specified in the Prospectus Supplement, the amount of credit support provided with respect to any series of Certificates and relating to various types of losses incurred may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related Pooling and Servicing Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be
changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer nor the Depositor will be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Master Servicer will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Depositor, the Master Servicer or such other person that is entitled thereto. Any assets so released and any amount by which the credit enhancement is reduced will not be available for distributions in future periods.




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                   OTHER FINANCIAL OBLIGATIONS RELATED TO THE CERTIFICATES


Swaps and Yield Supplement Agreements

        The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk of Certificateholders from adverse changes in interest rates (collectively, "Swaps"), and other yield supplement agreements or similar yield maintenance arrangements that do not involve swap agreements or other notional principal contracts (collectively, "Yield Supplement Agreements").

        An interest rate Swap is an agreement between two parties ("Counterparties") to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the Counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the Counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates. Interest rate Swaps also permit Counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

        The Swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps.

        Yield Supplement Agreements may be entered into to supplement the interest rate or other rates on one or more classes of the Certificates of any series.

        There can be no assurance that the Trust will be able to enter into or offset Swaps or enter into Yield Supplement Agreements at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the Swaps and Yield Supplement Agreements may provide for termination under certain circumstances, there can be no assurance that the Trust will be able to terminate a Swap or Yield Supplement Agreement when it would be economically advantageous to the Trust to do so.


Purchase Obligations

        Certain types of Mortgage Loans and certain classes of Certificates of any series, as specified in the related Prospectus Supplement, may be subject to a purchase obligation (a "Purchase Obligation") that would become applicable on one or more specified dates, or upon the occurrence of one or more specified events, or on demand made by or on behalf of the applicable


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Certificateholders. A Purchase Obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, remarketing agreement, maturity guaranty, put option or demand feature. The terms and conditions of each Purchase Obligation, including the purchase price, timing and payment procedure, will be described in the related Prospectus Supplement. A Purchase Obligation with respect to Mortgage Loans may apply to those Mortgage Loans or to the related Certificates. Each Purchase Obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each Purchase Obligation will be evidenced by an instrument delivered to the Trustee for the benefit of the applicable Certificateholders of the related series. Unless otherwise specified in the related Prospectus Supplement, each Purchase Obligation with respect to Mortgage Loans will be payable solely to the Trustee for the benefit of the Certificateholders of the related series. Other Purchase Obligations may be payable to the Trustee or directly to the holders of the Certificates to which such obligation relate.


                             INSURANCE POLICIES ON MORTGAGE LOANS

        Each Mortgage Loan will be required to be covered by a hazard insurance policy (as described below) and, in certain cases, a Primary Insurance Policy or an alternative form of coverage, as described below. The descriptions of any insurance policies set forth in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.


Primary Mortgage Insurance Policies

        Unless otherwise specified in the related Prospectus Supplement, (i) each Mortgage Loan having a Loan-to-Value Ratio at origination of over 80% generally will be covered by a primary mortgage guaranty insurance policy (a "Primary Insurance Policy") insuring against default on such Mortgage Loan up to an amount set forth in the related Prospectus Supplement, unless and until the principal balance of the Mortgage Loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than 80%, and (ii) the Depositor will represent and warrant that, to the best of the Depositor's knowledge, such Mortgage Loans are so covered. Alternatively, coverage of the type that would be provided by a Primary Insurance Policy if obtained may be provided by another form of credit enhancement as described herein under "Description of Credit Enhancement." However, the foregoing standard may vary significantly depending on the characteristics of the Mortgage Loans and the applicable underwriting standards. A Mortgage Loan will not be considered to be an exception to the foregoing standard if no Primary Insurance Policy was obtained at origination but the Mortgage Loan has amortized to an 80% or less Loan-to-Value Ratio level as of the applicable Cut-off Date. Unless otherwise specified in the Prospectus Supplement, the Depositor will have the ability to cancel any Primary Insurance Policy if the Loan-to-Value Ratio of the Mortgage Loan is reduced to 80% or less (or a lesser specified percentage) based on an appraisal of the Mortgaged Property after the related Closing Date or as a result of principal payments that reduce the principal


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



balance of the Mortgage Loan after such Closing Date. Mortgage Loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if such coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause such Mortgage Loan's Loan-to-Value Ratio (based on the then-current balance) to subsequently exceed the limits which would have required such coverage upon their origination. Primary Insurance Policies may be required to be obtained and paid for by the Mortgagor, or may be paid for by the Servicer.

        While the terms and conditions of the Primary Insurance Policies issued by one primary mortgage guaranty insurer (a "Primary Insurer") will differ generally from those in Primary Insurance Policies issued by other Primary
Insurers, each Primary Insurance Policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain Primary Insurance Policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a Primary Insurance Policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds received by the insured in excess of the amount required to restore such Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the Primary Insurer,
(iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

        As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

        For any Certificates offered hereunder, the Master Servicer will maintain or cause each Subservicer to maintain, as the case may be, in full force and effect and to the extent coverage is available a Primary Insurance Policy with regard to each Mortgage Loan for which such coverage is required under the standard described above (unless an exception to such standard applies or alternate credit enhancement is provided as described in the related Prospectus Supplement), provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Depositor


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



had knowledge of such Primary Insurance Policy. In the event that the Depositor gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy (and was not included in any exception to such standard or covered by alternate credit enhancement as described in the related Prospectus Supplement) and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.


Standard Hazard Insurance on Mortgaged Properties

        The terms of the Mortgage Loans (other than Cooperative Loans) require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Such coverage generally will be in an amount equal to the lesser of the principal balance of such Mortgage Loan or 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer by Mortgagors or Subservicers.

        In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement generally requires the Master Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.



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        The  hazard  insurance   policies  covering  the  Mortgaged   Properties
typically contain a co-insurance clause that in effect requires the related Mortgagor at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the related Mortgagor's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements damaged or destroyed less physical depreciation or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

        Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See "Subordination" above for a description of when subordination is provided, the protection (limited to the Special Hazard Amount as described in the related Prospectus Supplement) afforded by such subordination, and "Description of Credit Enhancement--Special Hazard Insurance Policies" for a description of the limited protection afforded by any Special Hazard Insurance Policy against losses occasioned by hazards which are otherwise uninsured against.


                                         THE DEPOSITOR

        The Depositor is an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc. ("GMAC Mortgage"), which is a wholly-owned subsidiary of General
Motors Acceptance Corporation. The Depositor was incorporated in the State of Delaware on January 25, 1985. The Depositor was organized for the purpose of serving as a private secondary mortgage market conduit. The Depositor anticipates that it will in many cases have acquired Mortgage Loans indirectly through Residential Funding, which is also an indirect wholly-owned subsidiary of GMAC Mortgage. The Depositor does not have, nor is it expected in the future to have, any significant assets.

        The Certificates do not represent an interest in or an obligation of the Depositor. The Depositor's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Depositor or as otherwise provided in the related Prospectus Supplement.

        The Depositor maintains its principal office at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000.




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                                RESIDENTIAL FUNDING CORPORATION

        Unless  otherwise  specified  in  the  related  Prospectus   Supplement,
Residential Funding, an affiliate of the Depositor, will act as the Master Servicer or Manager for a series of Certificates.

        Residential Funding buys conventional mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide, including affiliates, that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others. Residential Funding's principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000. Residential Funding conducts operations from its headquarters in Minneapolis and from offices located in California, New York, Florida, Georgia and Maryland. At December 31, 1998, Residential Funding was master servicing a first lien loan portfolio of approximately $55.0 billion and a second lien loan portfolio of approximately $2.9 billion.

        Residential Funding's delinquency, foreclosure and loan loss experience as of the end of the most recent calendar quarter for which such information is available on the portfolio of loans for which it acts as master servicer and that were originated under its modified loan purchase criteria will be summarized in each Prospectus Supplement relating to a Mortgage Pool for which Residential Funding will act as Master Servicer. There can be no assurance that such experience will be representative of the results that may be experienced with respect to any particular series of Certificates.


                              THE POOLING AND SERVICING AGREEMENT

        As described above under "Description of the Certificates--General," each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement as described in that section. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement.


Servicing and Other Compensation and Payment of Expenses

        The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each series of Certificates will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Mortgage Loan, and such compensation will be retained by it from collections of interest on such Mortgage Loan in the related Trust (after provision has been made for the payment of interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, to Certificateholders and for the payment of any Excess Spread or Excluded Spread) at the time such collections are deposited into the applicable Custodial Account. Notwithstanding the foregoing, with respect to a series of Certificates as to which the Trust includes Mortgage


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Securities,  the  compensation  payable to the Master  Servicer  or Manager  for servicing and administering such Mortgage Securities on behalf of the holders of such Certificates may be based on a percentage per annum described in the related Prospectus Supplement of the outstanding balance of such Mortgage Securities and may be retained from distributions of interest thereon, if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, as compensation for its servicing duties, a Subservicer or, if there is no Subservicer, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement, which may vary under certain circumstances from the amounts described in the
Prospectus   Supplement.   Certain  Subservicers  may  also  receive  additional
compensation in the amount of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate specified at the time the Depositor or Residential Funding, as the case may be,
committed   to   purchase    the   Mortgage    Loan.    See    "Mortgage    Loan
Program--Subservicing by Sellers." Subservicers will be required to pay to the Master Servicer an amount equal to one month's interest (net of its servicing or other compensation) on the amount of any partial Principal Prepayment. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will retain such amounts to the extent collected from Subservicers. In addition, the Master Servicer or a Subservicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit which may accrue as a result of the investment of funds in the Custodial Account or the applicable Certificate Account (unless otherwise specified in the related Prospectus Supplement) or in a Subservicing Account, as the case may be. In addition, certain reasonable duties of the Master Servicer may be performed by an affiliate of the Master Servicer who will be entitled to compensation therefor.

        The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust and incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Certificate Registrar and any Paying Agent, and payment of expenses incurred in enforcing the obligations of Subservicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Subservicers and Sellers under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds (including Insurance Proceeds).


Evidence as to Compliance

        Each Pooling and Servicing Agreement will provide that the Master Servicer will, with respect to each series of Certificates, deliver to the Trustee, on or before the date in each year specified in the related Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year relating to its


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servicing of mortgage  loans and its  performance  under  pooling and  servicing agreements, including such Pooling and Servicing Agreement has been made under the supervision of such officer, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all its obligations under such Pooling and Servicing Agreement throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of any such obligation, such statement shall include a description of such noncompliance or specify each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof. In addition, each Pooling and Servicing Agreement will provide that the Master Servicer will cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a report stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly
stated  in  all  material  respects,   subject  to  such  exceptions  and  other
qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, on comparable statements prepared in connection with examinations conducted in similar manners.


Certain Matters Regarding the Master Servicer and the Depositor

        The Pooling and Servicing Agreement for each series of Certificates will provide that the Master Servicer may not resign from its obligations and duties thereunder except upon a determination that performance of such duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling and Servicing Agreement.

        Each Pooling and Servicing Agreement will also provide that, except as set forth below, neither the Master Servicer, the Depositor, nor any director, officer, employee or agent of the Master Servicer or the Depositor will be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor, nor any such person will be protected against any liability which would otherwise be


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



imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. Each Pooling and Servicing Agreement will further provide that the Master Servicer, the Depositor, and any director, officer, employee or agent of the Master Servicer or the Depositor is entitled to indemnification by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the related series of Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling and Servicing Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Pooling and Servicing Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

        Any person into which the Master Servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the Master Servicer is a party or any person succeeding to the business of the Master
Servicer will be the successor of the Master Servicer under the Pooling and Servicing Agreement, provided that (i) such person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (ii) such merger, consolidation or succession does not adversely affect the then-current rating of the classes of Certificates of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the Master Servicer may assign its rights under a Pooling and Servicing Agreement to any person to whom the Master Servicer is transferring a substantial portion of its mortgage servicing portfolio, provided clauses (i) and (ii) above are satisfied and such person is reasonably satisfactory to the Depositor and the Trustee. In the case of any such assignment, the Master Servicer will be released from its obligations under such Pooling and Servicing Agreement, exclusive of liabilities and obligations incurred by it prior to the time of such assignment.


Events of Default

        Events of Default under the Pooling and Servicing Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus
Supplement, will include, without limitation, (i) any failure by the Master Servicer to make a required deposit to the Certificate Account or, if the Master Servicer is the Paying Agent, to distribute to the holders of any class of


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Certificates of such series any required payment which continues  unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% of the aggregate
Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer and certain actions by the Master Servicer indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Mortgage Securities included in any Trust will not constitute an Event of Default under the related Pooling and Servicing Agreement.


Rights Upon Event of Default

        So long as an Event of Default remains unremedied, either the Depositor or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) the Trustee shall, by written notification to the Master Servicer and to the Depositor or the Trustee, as applicable, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement (other than any rights of the Master Servicer as Certificateholder) covering such Trust and in and to the Mortgage Loans and the proceeds thereof, whereupon the Trustee or, upon notice to the Depositor and with the Depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a Fannie Mae- or Freddie Mac-approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Master Servicer under the Pooling and Servicing Agreement.

        No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


Amendment

        Each Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of the related Certificateholders (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error; (iii) to change the timing and/or nature of deposits in the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained (except that (a) the Certificate Account Deposit Date may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement; (iv) if an election to treat the related Trust as a "real estate mortgage investment conduit" (a "REMIC") has been made, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust, provided that the Trustee has received an opinion of counsel to the effect that
(1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any, or (b) to modify the provisions regarding the transferability of the REMIC Residual Certificates, provided that the Depositor has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend any provision that is not material to holders of any class of related Certificates.



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



        The Pooling and Servicing Agreement may also be amended by the Depositor, the Master Servicer and the Trustee (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

        Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust or cause such Trust to fail to qualify as a REMIC.


Termination; Retirement of Certificates

        The obligations created by the Pooling and Servicing Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Depositor, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master Servicer and required to be paid to such Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last Mortgage Loan subject thereto and all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust for such series of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans. In addition to the foregoing, the Master Servicer or the Depositor may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer or the Depositor, the Mortgage Loans may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust, or the Certificates so purchased may be held or resold by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer because of such termination.

        Any such purchase of Mortgage Loans and property acquired in respect of Mortgage Loans evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Depositor or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Mortgage Loans and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

        In addition to the optional repurchase of the property in the related Trust described above, if so specified in the related Prospectus Supplement, a holder of a class of Certificates of the related series (the "Call Class") will have the right, solely at its discretion, to terminate the related Trust and thereby effect early retirement of the Certificates of such series, on any Distribution Date after the 12th Distribution Date following the date of initial issuance of the related series of Certificates and until such date as the optional termination rights of the Master Servicer and the Depositor become exercisable. The Call Class will not be offered under the Prospectus Supplement. Any such call will be of the entire Trust at one time; multiple calls with respect to any series of Certificates will not be permitted. In such case, the holders of the Certificates will be paid a price equal to 100% of the principal balance of such Certificates as of the day of such purchase plus accrued interest thereon at the applicable Pass-Through Rate (the "Call Price"). To exercise such call, the Call Class holder must remit to the related Trustee for distribution to the Certificateholders funds equal to the Call Price. If such funds are not deposited with the related Trustee, the Certificates of such series will remain outstanding. In addition, in the case of a Trust for which a REMIC election or elections have been made, such termination will be effected in a manner consistent with applicable Federal income tax regulations and its status as a REMIC. In connection with a call by the Call Class, the final payment to the Certificateholders will be made upon surrender of the related Certificates to the Trustee. Once the Certificates have been surrendered and paid in full, there will not be any further liability to Certificateholders.


The Trustee

        The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor and/or its affiliates, including Residential Funding.

        The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent.

Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.


                                     YIELD CONSIDERATIONS

        The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass-Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Loans and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

        Each monthly interest payment on a Mortgage Loan will be calculated as one-twelfth of the applicable Mortgage Rate multiplied by the principal balance of such Mortgage Loan outstanding as of the first day of the related Due Date for such Mortgage Loan, subject to any Deferred Interest. The amount of such payments with respect to each Mortgage Loan distributed (or accrued in the case of Deferred Interest or Accrual Certificates) monthly to holders of a class of Certificates entitled to payments of interest will be similarly calculated, unless otherwise specified in the Prospectus Supplement, on the basis of such class's specified percentage of each such payment of interest (or accrual in the case of Accrual Certificates) and will be expressed as a fixed, adjustable or variable Pass-Through Rate payable on the outstanding principal balance or notional amount of such Certificate, or any combination of such Pass-Through Rates, calculated as described herein and in the related Prospectus Supplement. Holders of Strip Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average Mortgage Rate of the underlying Mortgage Loans will be affected by disproportionate prepayments and repurchases of Mortgage Loans having higher Net Mortgage Rates or rates applicable to the Strip Certificates, as applicable.

        The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest will accrue on each Mortgage Loan from the first day of each month, the distribution of such interest will be made on the 25th day (or, if such day is not a business day, the next succeeding business day) of the month following the month of accrual.

        A class of Certificates may be entitled to payments of interest at a fixed Pass-Through Rate, a variable Pass-Through Rate or adjustable Pass-Through Rate, or any combination of such Pass-Through Rates, each as specified in the related Prospectus Supplement. A variable Pass-Through Rate may be calculated based on the weighted average of the Mortgage Rates (net of servicing fees and any Excess Spread or Excluded Spread) of the related Mortgage Loans (the "Net Mortgage Rate") for the month preceding the Distribution Date. An adjustable Pass-Through Rate may be calculated by reference to an index or otherwise. The aggregate payments of interest on a class of Certificates, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Certificates (or the rate of reduction in the notional amount of Certificates entitled to payments of interest only) and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Certificates will also be affected by liquidations of Mortgage Loans following Mortgagor defaults and by purchases of Mortgage Loans in the event of breaches of representations made in respect of such Mortgage Loans by the Depositor, the Master Servicer and others, or conversions of ARM Loans to a fixed interest rate. See "Mortgage Loan Program--Representations by Sellers" and "Descriptions of the Certificates--Assignment of Mortgage Loans" above. In addition, if the index used to determine the Pass-Through Rate for the Certificates is different than the Index applicable to the Mortgage Rates, the yield on the Certificates will be sensitive to changes in the index related to the Pass-Through Rate and the yield on the Certificates may be reduced by application of a cap on the Pass-Through Rate based on the weighted average of the Net Mortgage Rates.

        In general, if a Certificate is purchased at a premium over its face amount and payments of principal on the related Mortgage Loans occur at a rate faster than assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a class of Certificates is purchased at a discount from its face amount and payments of principal on the related Mortgage Loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of Certificates having a class entitled to payments of interest only or disproportionate payments of interest. Such a class will likely be sold at a substantial premium to its principal balance and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with or at a multiple of an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Certificates.

        The timing of changes in the rate of principal payments on or repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

        When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the Mortgage Rate by 365. Unless otherwise specified in the related Prospectus Supplement, prepayments in full will reduce the amount of interest distributed in the following month to holders of Certificates entitled to distributions of interest because the resulting Prepayment Interest Shortfall will not be covered by Compensating Interest. See "Description of the Certificates--Prepayment Interest Shortfalls." Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest distributed to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. See "Description of the Certificates--Prepayment Interest Shortfalls." Neither full or partial principal prepayments nor Liquidation Proceeds will be distributed until the Distribution Date in the month following receipt. See "Maturity and Prepayment Considerations."

        The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans and thus the yield on the Certificates. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. The risk of loss may also be greater on mortgage loans with Loan-to-Value Ratios greater than 80% and with no Primary Insurance Policies. The yield on any class of Certificates and the timing of principal payments thereon may also be affected by certain modifications or actions that may be approved by the Master Servicer as described herein under "Description of the Certificates--Collection and Other Servicing Practices," in connection with a Mortgage Loan that is in default (or if a default is reasonably foreseeable).

        The risk of loss on Mortgage Loans made on Puerto Rico Mortgage Loans may be greater than on Mortgage Loans that are made to Mortgagors who are United States residents and citizens or that are secured by properties located in the United States. See "Certain Legal Aspects of Mortgage Loans."

        With respect to certain Mortgage Loans including ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each

Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor to make larger monthly payments following the adjustment of the Mortgage Rate. In addition, the periodic increase in the amount paid by the Mortgagor of a Buy-Down Mortgage Loan during or at the end of the applicable Buy-Down Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under Residential Funding's underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

        The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class of Certificates will lengthen the weighted average life thereof and may adversely affect yield to holders thereof. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced and may adversely affect yield to holders thereof.

        For each Mortgage Pool, if all necessary Advances are made and if there is no unrecoverable loss on any Mortgage Loan, the net effect of each distribution respecting interest will be to pass-through to each holder of a class of Certificates entitled to payments of interest an amount which is equal to one month's interest at the applicable Pass-Through Rate on such class's principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Mortgage Loan. See "Description of the Certificates--Principal and Interest on the Certificates."


                            MATURITY AND PREPAYMENT CONSIDERATIONS

        As indicated above under "The Mortgage Pools," the original terms to maturity of the Mortgage Loans in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included in such Mortgage Pool. The Prospectus Supplement for a series of Certificates will contain information with respect to the types and maturities of the Mortgage Loans in the related Mortgage Pool. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans may be prepaid without penalty in full or in part at any time. The prepayment experience, the timing


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and rate of repurchases and the timing and amount of  liquidations  with respect to the related Mortgage Loans in a Mortgage Pool will affect the life and yield of the related series of Certificates.

        With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans, is expected to be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such Mortgage Loans or to sell the Mortgaged Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, neither the Depositor, the Master Servicer nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

        Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each series of Certificates may describe one or more such prepayment standards or models and may contain tables setting forth the projected yields to maturity on each class of Certificates and/or the weighted average life of each class of Certificates and the percentage of the original principal amount of each class of Certificates of such series that would be outstanding on specified payment dates for such series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment standard or model. There is no assurance that prepayment of the Mortgage Loans underlying a series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement.

        A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, solicitations and the availability of mortgage funds, and the obtaining of secondary financing by the Mortgagor, may affect prepayment experience. Unless otherwise specified in the related Prospectus Supplement, all Mortgage Loans (other than ARM Loans) will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying Mortgaged Property. Unless the related Prospectus Supplement indicates otherwise, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law, provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. An ARM Loan is assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Master Servicer or the related Subservicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors


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



in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Description of the Certificates--Collection and Other Servicing Procedures" and "Certain Legal Aspects of Mortgage Loans and Related Matters--Enforceability of Certain Provisions" for a description of certain provisions of the Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

        In addition, certain Mortgage Securities included in a Mortgage Pool may be backed by underlying Mortgage Loans having differing interest rates. Accordingly, the rate at which principal payments are received on the related Certificates will, to a certain extent, depend on the interest rates on such underlying Mortgage Loans.

        A Subservicer may allow the refinancing of a Mortgage Loan in any Trust by accepting prepayments thereon and permitting a new loan to the same borrower secured by a mortgage on the same property, which may be originated by the Subservicer or the Master Servicer or any of their respective affiliates or by an unrelated entity. In the event of such a refinancing, the new loan would not be included in the related Trust and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Subservicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, Subservicers or the Master Servicer may encourage assumptions of Mortgage Loans, including defaulted Mortgage Loans, under which creditworthy borrowers assume the outstanding indebtedness of such Mortgage Loans which may be removed from the related Mortgage Pool. As a result of such programs, with respect to the Mortgage Pool underlying any Trust (i) the rate of principal prepayments of the Mortgage Loans in such Mortgage Pool may be higher than would otherwise be the case, and (ii) in some cases, the average credit or collateral quality of the Mortgage Loans remaining in the Mortgage Pool may decline.

        All statistics known to the Depositor that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

        The rate of prepayment with respect to conventional fixed-rate mortgage loans has fluctuated significantly in recent years. For example, published principal balance information for Freddie Mac and Fannie Mae securities backed by conventional fixed-rate mortgage loans indicates that the prepayment rates for such mortgage securities were substantially lower during the high interest rate climate prevailing during 1980, 1981 and early 1982 than the prepayment rates during 1985 and 1986 when prevailing interest rates declined. In general, if interest rates fall below the Mortgage Rates on fixed-rate Mortgage Loans, the rate of prepayment would be expected to increase. The Depositor is not aware of any historical prepayment experience with respect to mortgage loans secured by


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properties  located in Puerto Rico and,  accordingly,  prepayments on such loans may not occur at the same rate or be affected by the same factors as other mortgage loans.

        Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date,
(ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Mortgage Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of any series of Certificates.

        Under certain circumstances, the Master Servicer, the Depositor or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Certificates may have the option to purchase the Mortgage Loans in a Trust. See "The Pooling and Servicing Agreement--Termination; Retirement of Certificates."


                            CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

        The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by state law (which laws may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.


The Mortgage Loans


  General

        The Mortgage Loans (other than Cooperative Loans) will be secured by deeds of trust, mortgages or deeds to secure debt depending upon the prevailing practice in the state in which the related Mortgaged Property is located. In some states, a mortgage, deed of trust or deed to secure debt creates a lien upon the related real property. In other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). Such instruments are not prior to the lien


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



for real estate taxes and assessments and other charges imposed under governmental police powers. Priority with respect to such instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and generally on the order of recordation of the mortgage deed of trust or deed to secure debt in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In certain states, three parties may be involved in a mortgage financing when title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the land trustee, as fee owner of the property, executes the mortgage and the borrower executes (1) a separate undertaking to make payments on the mortgage note and (2) an assignment of leases and rents. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, the grantee's authority under a deed to secure debt generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in certain deed of trust, transactions, the directions of the beneficiary.


  Cooperative Loans

        If specified in the Prospectus Supplement relating to a series of Certificates, the Mortgage Loans may include Cooperative Loans. Each Cooperative Note evidencing a Cooperative Loan will be secured by a security interest in shares issued by the related corporation (a "Cooperative") that owns the related apartment building, which is a corporation entitled to be treated as a housing cooperative under federal tax law, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative's building. The security agreement will create a lien upon, or grant a security interest in, the Cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on, among other things, the terms of the particular security agreement as well as the order of recordation of the agreement (or the filing of the financing statements related thereto) in the appropriate recording office or the taking of possession of the Cooperative shares, depending on the law of the state in which the Cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges.

        Unless otherwise specified in the related Prospectus Supplement, all Cooperative buildings relating to the Cooperative Loans are located in the State of New York. Generally, each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property


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management and, in most cases,  payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative's building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessee, as the case may be, is also responsible for fulfilling such mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that
mortgage  and  terminate  all  subordinate   proprietary  leases  and  occupancy
agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

        Each Cooperative is owned by shareholders (referred to as tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly rental payment to the Cooperative pursuant to the proprietary lease, which rental payment represents such tenant-stockholder's pro rata share of the Cooperative's payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related Cooperative. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See "--Foreclosure on Shares of Cooperatives" below.


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




  Tax Aspects of Cooperative Ownership

        In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Internal Revenue Code of 1986 (the "Code") of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his or her taxable year to the corporation representing his or her proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of
Section  216(b)(1)  of the Code  must be  determined  on a  year-to-year  basis.
Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.


  Foreclosure on Mortgage Loans

        Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's or grantee's, as applicable, sale under a specific provision in the deed of trust or deed to secure debt which authorizes the trustee or grantee, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust or deed to secure debt. In addition to any notice requirements contained in a deed of trust or deed to secure debt, in some states, the trustee or grantee, as applicable, must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or grantee, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust or deed to secure debt is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states' laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

        Foreclosure of a mortgage generally is accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may result from difficulties in locating and serving


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necessary parties, including borrowers located outside the jurisdiction in which the mortgaged property is located. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

        In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

        In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee or grantee, as applicable, is a public sale. However, because of the difficulty a potential buyer at the sale may have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or grantee, as applicable, or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust or deed to secure debt, accrued and unpaid interest and the expense of foreclosure, in which case the mortgagor's debt will be extinguished unless the lender purchases the property for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment and such remedy is available under state law and the related loan documents. In the same states, there is a statutory minimum purchase price which the lender may offer for the property and generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of Certificates. See "Description of Credit Enhancement."


  Foreclosure on Mortgaged Properties Located in the Commonwealth of Puerto Rico

        Under the laws of the Commonwealth of Puerto Rico the foreclosure of a real estate mortgage usually follows an ordinary "civil action" filed in the Superior Court for the district where the mortgage property is located. If the defendant does not contest the action filed, a default judgment is rendered for the plaintiff and the mortgaged property is sold at public auction, after publication of the sale for two weeks, by posting written notice in three public places in the municipality where the auction will be held, in the tax collection office and in the public school of


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



the municipality where the mortgagor resides, if known. If the residence of the mortgagor is not known, publication in one of the newspapers of general circulation in the Commonwealth of Puerto Rico must be made at least once a week for two weeks. There may be as many as three public sales of the mortgaged property. If the defendant contests the foreclosure, the case may be tried and judgment rendered based on the merits of the case.

        There are no redemption rights after the public sale of a foreclosed property under the laws of the Commonwealth of Puerto Rico. Commonwealth of Puerto Rico law provides for a summary proceeding for the foreclosure of a mortgage, but it is very seldom used because of concerns regarding the validity of such actions. The process may be expedited if the mortgagee can obtain the consent of the defendant to the execution of a deed in lieu of foreclosure.

        Under Commonwealth of Puerto Rico law, in the case of the public sale upon foreclosure of a mortgaged property that (a) is subject to a mortgage loan that was obtained for a purpose other than the financing or refinancing of the acquisition, construction or improvement of such property and (b) is occupied by the mortgagor as his principal residence, the mortgagor of such property has a right to be paid the first $1,500 from the proceeds obtained on the public sale of such property. The mortgagor can claim this sum of money from the mortgagee at any time prior to the public sale or up to one year after such sale. Such payment would reduce the amount of sales proceeds available to satisfy the Mortgage Loan and may increase the amount of the loss.


  Foreclosure on Shares of Cooperatives

        The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative's building incurred by such tenant-stockholder. Generally, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.



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



        The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

        Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and assigning the proprietary lease. Such approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

        Because of the nature of Cooperative Loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative's building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

        A foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of creditors selling similar collateral in the same area will be considered reasonably conducted.

        Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account


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to the  tenant-stockholder  for the  surplus.  Conversely,  if a portion  of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.


  Rights of Redemption

        In some states, after sale pursuant to a deed of trust, or a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period (generally ranging from six months to two years) in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. In some states, the right to redeem is an equitable right. The equity of redemption, which is a non-statutory right that must be exercised prior to a foreclosure sale, should be distinguished from statutory rights of redemption. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.


  Anti-Deficiency Legislation and Other Limitations on Lenders

        Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust, a mortgagee under a mortgage or a grantee under a deed to secure debt. In some states (including California), statutes limit the right of the beneficiary, mortgagee or grantee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable under applicable law, may be of little value to the beneficiary, grantee or mortgagee if there are no trust assets against which such deficiency judgment may be executed. Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally,


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in certain other states,  statutory  provisions  limit any  deficiency  judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary, grantee or mortgagee from obtaining a large deficiency judgment against the borrower as a result of low or no bids at the judicial sale.

        Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in certain circumstances, including circumstances where the disposition of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

        In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions against the debtor, the debtor's property and any co-debtor are automatically stayed upon the filing of a bankruptcy petition. Moreover, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on such debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule, even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

        Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property which is not the principal residence of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period. Courts with federal bankruptcy jurisdiction similarly may be able to modify the terms of a Cooperative Loan.

        Certain tax liens arising under the Code may, in certain circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. This may have the effect of delaying or interfering with the enforcement of rights with respect to a defaulted Mortgage Loan.



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



        In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

        Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994 (such Mortgage Loans, "High Cost Loans"), if such Mortgage Loans were originated on or after October 1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High Cost Loan, including any Trust, could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as recission rights if the appropriate disclosures were not given as required.


  Enforceability of Certain Provisions

        Unless the Prospectus Supplement indicates otherwise, the Mortgage Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

        The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

        The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.


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        Upon  foreclosure,  courts have imposed  general  equitable  principles.
These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure a debt or a mortgagee having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.


  Applicability of Usury Laws

        Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans, including cooperative loans, originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision (the "OTS") is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to impose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

        Unless otherwise set forth in the related Prospectus Supplement, each Seller of a Mortgage Loan, or another specified party, will have represented that each Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.


  Alternative Mortgage Instruments

        Alternative mortgage instruments, including adjustable rate mortgage loans, adjustable rate cooperative loans, and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Such restrictions differed from


                                              95

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state to state,  resulting in difficulties  in determining  whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary,
(i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks, (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions and (iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the OTS, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.


Environmental Legislation

        Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and under state law in certain states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in certain circumstances for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.

        The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Conservation Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in


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management.  A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

        Other federal and state laws in certain circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. Such cleanup costs may be substantial. It is possible that such cleanup costs could become a liability of a Trust and reduce the amounts otherwise distributable to the holders of the related series of Certificates. Moreover, certain federal statutes and certain states by statute impose a lien for any cleanup costs incurred by such state on the property that is the subject of such cleanup costs (an "Environmental Lien"). All subsequent liens on such property generally are subordinated to such an Environmental Lien and, in some states, even prior recorded liens are subordinated to Environmental Liens. In the latter states, the security interest of the Trustee in a related parcel of real property that is subject to such an Environmental Lien could be adversely affected.

        Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Depositor nor any Master Servicer will be required by any Agreement to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The Depositor does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any Mortgaged Property or any casualty resulting from the presence or effect of contaminants. However, the Master Servicer will not be obligated to foreclose on any Mortgaged Property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on such property. A failure so to foreclose may reduce the amounts otherwise available to Certificateholders of the related series.

        Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, no environmental assessment or a very limited environment assessment of the Mortgaged Properties will have been conducted.


Soldiers' and Sailors' Civil Relief Act of 1940

        Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's


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mortgage loan  (including a borrower who was in reserve  status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. With respect to Mortgage Loans included in a Trust, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Master Servicer to collect full amounts of interest on such Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the holders of the related Certificates, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan which goes into default, there may be delays in payment and losses on the related Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders of the related series.


Default Interest and Limitations on Prepayments

        Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.


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




Forfeitures in Drug and RICO Proceedings

        Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

        A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.


Negative Amortization Loans

        A recent case held that state restrictions on the compounding of interest are not preempted by the provisions of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("DIDMC") and as a result, a mortgage loan that provided for negative amortization violated New Hampshire's requirement that first mortgage loans provide for computation of interest on a simple interest basis. The court did not address the applicability of the Alternative Mortgage Transaction Parity Act of 1982, which authorizes a lender to make residential mortgage loans that provide for negative amortization. As a result, the enforceability of compound interest on mortgage loans that provide for negative amortization is unclear. The case, which was decided by the First Circuit Court of Appeals, is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.



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                            CERTAIN FEDERAL INCOME TAX CONSEQUENCES


General

        The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

        The following discussion addresses REMIC Certificates representing interests in a Trust, or a portion thereof, which the Master Servicer will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

        The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and
Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.


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




REMICs

  Classification of REMICs

        Upon the issuance of each series of REMIC Certificates, Thacher Proffitt & Wood, Orrick, Herrington & Sutcliffe LLP or Stroock & Stroock & Lavan LLP, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

        If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust as a REMIC will be terminated.


  Characterization of Investments in REMIC Certificates

        In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified
mortgages"  within  the  meaning  of  Section   860G(a)(3)(C)  of  the  Code  if
transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such


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



calendar quarter. The Master Servicer will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

        The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans (including Additional Collateral Loans) may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the Mortgage Loans not to qualify for one or more of such characterizations. If so, the related Prospectus Supplement will describe the Mortgage Loans (including Additional Collateral Loans) that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(4)(A) of the Code.


  Tiered REMIC Structures

        For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Thacher Proffitt & Wood, Orrick, Herrington & Sutcliffe LLP or Stroock & Stroock & Lavan LLP, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

        Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

  Taxation of Owners of REMIC Regular Certificates


        General

        Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.


        Original Issue Discount

        Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

        The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Master Servicer in reporting original issue discount for each series of REMIC Regular Certificates (the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor the Master Servicer will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

        The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

        In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Master Servicer with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service ("IRS").

        Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

        In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular
Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

        Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of such election under the OID Regulations.

        If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

        As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC

Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

        The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations, so long as the Pooling and Servicing Agreement requires that such uncertificated regular interests be transferred together.

        A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day, plus (ii) the daily portions of original issue discount for all days during such accrual period prior to such day minus (iii) any principal payments made during such accrual period prior to such day with respect to such Certificate.


        Market Discount

        A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

        However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-- Original Issue Discount." Such treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

        Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment


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Assumption  used in calculating  the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

        To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

        In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.


        Premium

        A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under
Section 171 of the Code.




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        Realized Losses

        Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

        Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.


Taxation of Owners of REMIC Residual Certificates


        General

        As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

        A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income


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



or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

        A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

        Any payments received by a REMIC Residual Certificateholder in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

        The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders after-tax rate of return.


Taxable Income of the REMIC



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



        The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt deductions with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

        For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master Servicer intends to treat the fair market value of the Mortgage Loans as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

        Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "-- Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

        A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

        A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

        If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

        As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Residual Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.


Basis Rules, Net Losses and Distributions

        The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such related Certificateholder.

        A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

        Any  distribution on a REMIC Residual  Certificate  will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.


        The effect of these rules is that a Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--General."


        Excess Inclusions

        Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

        In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses, brokers and underwriters) at which a substantial amount of the REMIC Residual Certificates were sold. If less than a substantial amount of a particular class of REMIC Residual Certificates is sold for cash on or prior to the Closing Date, the issue price of such class will be treated as the fair market value of such class on the Closing Date. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

        For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates."

        Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

        In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.


        Noneconomic REMIC Residual Certificates


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



        Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

        The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.


        Mark-to-Market Rules

        On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC


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



Residual Certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.


        Possible Pass-Through of Miscellaneous Itemized Deductions

        Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

        With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate  two percent of a  taxpayer's  adjusted  gross  income.  In  addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.




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



     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

        If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement, including provisions (a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual Certificate to a "disqualified person" shall be null and void and (c) granting to the Master Servicer the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a "disqualified organization" despite (a) and (b) above.

        In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization. For taxable years


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



beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for such tax paid by the partners).

        For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an "electing large partnership" (as described in Section 775 of the Code) or (v) any other person so designated by the Trustee based upon an opinion of counsel that the holding of an ownership interest in a REMIC Certificate by such person may cause the related Trust or any person having an ownership interest in the REMIC Certificate (other than such person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a REMIC Certificate to such person. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.


        Sales of REMIC Certificates

        If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as described below, any such gain or loss generally will be capital gain or loss.

        Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate"


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



(generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates-- Discount."

        REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

        A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

        Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

        Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholders on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholders adjusted basis in the newly-acquired asset.


        Prohibited Transactions and Other Possible REMIC Taxes

        The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

        In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

        REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

        Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

        Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer or the Trustee in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer or the Trustee will be payable out of the related Trust resulting in a reduction in amounts payable to holders of the related REMIC Certificates.


        Termination

        A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate


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



is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.


        Reporting and Other Administrative Matters

        Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee will file REMIC federal income tax returns on behalf of the related REMIC and the entity identified as the REMIC Administrator in the related Pooling and Servicing Agreement (the "REMIC Administrator") will prepare such REMIC federal income tax returns and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

        As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholders to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

        Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular
Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information


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



to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

        As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the REMIC Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

        The responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the REMIC Administrator at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437.


        Backup Withholding with Respect to REMIC Certificates

        Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.


        Foreign Investors in REMIC Certificates

        A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular
Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or


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



resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

        Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

        Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement.

        New Withholding Regulations

        The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their tax advisors regarding the New Regulations.




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                               STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.


                                     ERISA CONSIDERATIONS

         Sections 404 and 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") impose certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans") and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, bank collective investment funds and insurance company general and separate accounts in which such ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code (collectively, "Tax-Favored Plans").

        Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and if no election has been under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a tax-qualified plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code, collectively, "Parties in Interest") who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any such transaction.




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Plan Asset Regulations

        An investment of Plan Assets in Certificates may cause the underlying Mortgage Loans, Mortgage Securities or any other assets included in a Trust to be deemed "plan assets" of such Plan. The U.S. Department of Labor (the "DOL") has promulgated regulations at 29 C.F.R. Section 2510.3-101 (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the factual nature of certain of the rules set forth in the DOL Regulations, Plan Assets either may be deemed to include an interest in the assets of an entity (such as a Trust) or may be deemed merely to include a Plan's interest in the instrument evidencing such equity interest (such as a Certificate). Therefore, neither Plans nor such entities should acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulations. For purposes of this section, the term "plan assets" ("Plan Assets") or "assets of a Plan" has the meaning specified in the DOL Regulations and includes an undivided interest in the underlying assets of certain entities in which a Plan invests.

        The  prohibited  transaction  provisions  of  Section  406 of ERISA  and
Section 4975 of the Code may apply to a Trust and cause the Depositor, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in such an entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and/or Section 4975 of the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulations, a Trust, including the Mortgage Loans, Mortgage Securities or any other assets held in such Trust, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, the Depositor, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of such Plan Assets; or
(ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan Assets.

        Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such Plan Assets for a fee (in the manner described above), is a fiduciary of the investing Plan. If the Mortgage Loans, Mortgage Securities or any other assets held in a Trust were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, if the Mortgage Loans, Mortgage Securities or any other assets held in


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a Trust were to  constitute  Plan  Assets,  then the  acquisition  or holding of
Certificates by, on behalf of a Plan or with Plan Assets, as well as the operation of such Trust, may constitute or result in a prohibited transaction under ERISA and the Code.


Prohibited Transaction Exemption

        The DOL has issued an individual exemption, Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994) as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) (the "Exemption"), to Residential Funding and certain of its affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools of certain secured obligations such as Mortgage Loans, which are held in a trust and the purchase, sale and holding of pass-through certificates issued by such a trust as to which (i) the Depositor or any of its affiliates is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Depositor or an affiliate is the Underwriter or placement agent, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section, the term "Underwriter" shall include (a) the Depositor and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Depositor and certain of its affiliates, (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.

        The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, the Certificates at the time of acquisition by a Plan or with Plan Assets must be rated in one of the three highest generic rating categories by Standard & Poor's, a division of McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. (collectively, the "Exemption Rating Agencies"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of any Underwriter, the Depositor, the Master Servicer, any Subservicer, the Trustee and any mortgagor with respect to assets of a Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the related Trust as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the


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assignment of the assets to the related  Trust must  represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Subservicer must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. In addition, except as otherwise specified in the related Prospectus Supplement, the exemptive relief afforded by the Exemption may not apply to any Certificates where the related Trust contains a Swap.

        The Exemption also requires that each Trust meet the following requirements: (i) the Trust must consist solely of assets of the type that have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of Certificates by or on behalf of a Plan or with Plan Assets; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of Certificates by or on behalf of a Plan or with Plan Assets.

        A fiduciary of or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

        If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate by or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Certificates, an "Excluded Plan" is a Plan sponsored by any member of the Restricted Group.

        If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of a Trust or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets and (3) the holding of Certificates by a Plan or with Plan Assets.


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        Additionally,  if  certain  specific  conditions  of the  Exemption  are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools, provided that the general conditions of the Exemption are satisfied.

        The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through
(D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan (or a Plan holding interests in the investing entity holding Plan Assets) by virtue of providing services to the Plan or such Plan Assets (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

        Before purchasing a Certificate, a fiduciary or other investor of Plan Assets should itself confirm that (a) the Certificates constitute "certificates" for purposes of the Exemption and (b) the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan Asset investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

        Any fiduciary or other Plan Asset investor that proposes to purchase Certificates on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other DOL prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential first Mortgage Loans, such fiduciary or other Plan Asset investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption ("PTCE") 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trusts which include Cooperative Loans or certain types of Mortgage Securities, or which contain a Swap. In addition, such fiduciary or other Plan Asset investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code, including Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts. The related Prospectus Supplement may contain additional information regarding the application of the Exemption, PTCE 83-1, PTCE 95-60 or other DOL class exemption with respect


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to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan Asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.


Insurance Company General Accounts

        In addition to any exemptive relief that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new
Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL published proposed regulations on December 22, 1997, [but the required final regulations (the "401(c) Regulations") have not been issued as of the date hereof.] The 401(c) Regulations are to provide guidance for the purpose of determining, in cases where insurance policies or annuity contracts supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan Assets.
Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA or Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan Assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies or annuity contracts issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan Assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan Assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.


Representations from Investing Plans

        The exemptive relief afforded by the Exemption will not apply to the purchase, sale or holding of any class of Subordinate Certificates or REMIC Residual Certificates. To the extent Certificates are Subordinate Certificates or the related Trust contains a Swap, except as otherwise specified in the related Prospectus Supplement, transfers of such Certificates to a Plan, to a trustee


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



or other person acting on behalf of any Plan, or to any other person using Plan Assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, except as otherwise specified in the related Prospectus Supplement, the transferee may provide a certification of facts substantially to the effect that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60), and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates.


Tax-Exempt Investors

        A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-- Taxation of Owners of REMIC Residual Certificates-- Excess Inclusions."


Consultation with Counsel

        There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the Certificates or, even if all of the conditions specified therein were satisfied, that the exemption would apply to all transactions involving a Trust. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the Certificates.

        Any fiduciary or other investor of Plan Assets that proposes to acquire or hold Certificates on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction


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provisions of ERISA and Section 4975 of the Code to the proposed  investment and the Exemption and the availability of exemptive relief under PTCE 83-1, Sections I and III of PTCE 95-60 or any other DOL class exemption.


                                   LEGAL INVESTMENT MATTERS

        Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. If so specified in the related Prospectus Supplement, certain classes that are, and continue to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

        SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. SS24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

        On April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement (the "1998 Policy Statement") applicable to all depository institutions, setting forth guidelines for investments in "high-risk mortgage securities." The 1998 Policy Statement was adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the National Credit Union Administration (the "NCUA") and the OTS with an effective date of May 26, 1998. The 1998 Policy Statement rescinded a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative


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



product that it was considering acquiring was high-risk, and, if so, required that the proposed acquisition would reduce the institution's overall interest rate risk. The 1998 Policy Statement eliminates constraints on investing in certain "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

        The OTS has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" ("TB 13a"), which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position to conduct (i) a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and (ii) a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. For the purposes of TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or REMIC security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). One or more classes of Certificates offered hereby and by the related Prospectus Supplement may be viewed as "complex securities". The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

        Prospective investors in the Certificates, including in particular the classes of Certificates that do not constitute "mortgage related securities" for purposes of SMMEA, should consider the matters discussed in the following paragraph.

        There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Depositor will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.





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                                        USE OF PROCEEDS

        Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Mortgage Loans underlying the Certificates or will be used by the Depositor for general corporate purposes. The Depositor expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                                    METHODS OF DISTRIBUTION

        The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

        The Depositor intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

          1. by negotiated firm commitment or best efforts underwriting and public re- offering by underwriters;

          2. by placements by the Depositor with institutional investors through dealers; and

          3.   by  direct   placements  by  the  Depositor  with   institutional
               investors.

        In addition, if specified in the related Prospectus Supplement, a series of Certificates may be offered in whole or in part to the Seller of the related Mortgage Loans that would comprise the Mortgage Pool in respect of such Certificates.

        If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related

Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

        In connection with the sale of the Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

        It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

        The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Certificates of such series.

        The Depositor anticipates that the Certificates offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                         LEGAL MATTERS

        Certain legal matters, including certain federal income tax matters, will be passed upon for the Company by Thacher Proffitt & Wood, New York, New York, Orrick, Herrington & Sutcliffe LLP, New York, New York or by Stroock & Stroock & Lavan LLP, as specified in the Prospectus Supplement.

                                     FINANCIAL INFORMATION

        The Depositor has determined that its financial statements are not material to the offering made hereby. The Certificates do not represent an interest in or an obligation of the Depositor. The Depositor's only obligations with respect to a series of Certificates will be to repurchase the Mortgage Loans upon any breach of certain limited representations and warranties made by the Depositor, or as otherwise provided in the applicable Prospectus Supplement.


                                    ADDITIONAL INFORMATION

        The Depositor has filed the Registration Statement with the Commission. The Depositor is also subject to certain of the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly, will file reports thereunder with the Commission. The Registration Statement and the exhibits thereto, and reports and other information filed by the Depositor pursuant to the Exchange Act can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval System at the Commission's Web Site (http://www.sec.gov).


                                 REPORTS TO CERTIFICATEHOLDERS

        Monthly reports which contain information concerning the trust fund for a series of certificates will be sent by or on behalf of the master servicer or the trustee to each holder of record of the certificates of the related series. See "Description of the Certificates--Reports to Certificateholders." Reports forwarded to holders will contain financial information that has not been examined or reported upon by an independent certified public accountant. The depositor will file with the Commission such periodic reports with respect to the trust for a series of certificates as are required under the Exchange Act.


                       INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        With respect to each series of certificates offered hereby, there are incorporated herein and in the related prospectus supplement by reference all documents and reports filed or caused to be filed by the Depositor pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the related series of certificates, that relate specifically to such related series of certificates. The depositor will provide or cause to be provided without charge to each person to whom this prospectus and related prospectus supplement is delivered in connection with the offering of one or more classes of such series of certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such series of certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, or by telephone at (612) 832-7000.

                                INDEX OF PRINCIPAL DEFINITIONS

1998 Policy Statement........................................................131
401(C) Regulations...........................................................129
Accrual Certificates..........................................................29
Additional Collateral..........................................................9
Additional Collateral Loan Seller..............................................9
Additional Collateral Requirement..............................................9
Advance ......................................................................46
Affiliated Sellers.............................................................5
Appraised Value...............................................................11
ARM Loans......................................................................7
Balloon Amount.................................................................8
Balloon Loans..................................................................8
Bankruptcy Amount.............................................................55
Bankruptcy Losses.............................................................57
Beneficial Owner..............................................................30
Book-Entry Certificates.......................................................30
Buy-Down Account..............................................................13
Buy-Down Agreement............................................................40
Buy-Down Funds................................................................13
Buy-Down Mortgage Loans.......................................................12
Buy-Down Period...............................................................12
Call Class....................................................................78
Call Price....................................................................78
CEDEL   ......................................................................30
CEDEL Participants............................................................31
CERCLA  ......................................................................96
Certificate Account...........................................................38
Certificate Administrator.....................................................13
Certificate Insurance Policy..................................................63
Certificate Registrar.........................................................30
Certificateholder.............................................................30
Certificates...................................................................4
Clearance Cooperative.........................................................32
Closing Date.................................................................103
Code    ......................................................................88
Commission....................................................................13
Committee Report.............................................................103
Compensating Interest.........................................................47
Conservation Act..............................................................96
Contributions Tax............................................................120
Convertible Mortgage Loan.....................................................12
Cooperative...................................................................86
Cooperative Loans..............................................................4
Cooperative Note..............................................................86
Cooperative Notes..............................................................4
Counterparties................................................................66
Credit Enhancer...............................................................58
Credit Scores.................................................................17
Custodial Account.............................................................24
Custodian.....................................................................35
Debt Service Reduction........................................................62
Defaulted Mortgage Losses.....................................................57
Deferred Interest..............................................................8
Deficient Valuation...........................................................62
Deleted Mortgage Loan.........................................................23
Depositaries..................................................................30
Designated Seller Transaction..................................................6
Determination Date............................................................44
DIDMC   ......................................................................99
Direct Puerto Rico Mortgage...................................................34
Disqualified Persons.........................................................124
Distribution Amount...........................................................43
Distribution Date.............................................................29
DOL     .....................................................................125
DOL Regulations..............................................................125
DTC     ......................................................................30
DTC Participants..............................................................30
Due Date......................................................................44
Due Period....................................................................44
Eligible Account..............................................................38
Endorsable Puerto Rico Mortgage...............................................34
Environmental Lien............................................................97
ERISA   .....................................................................124
ERISA Plans..................................................................124
Euroclear.....................................................................30
Euroclear Operator............................................................32
Euroclear Participants........................................................32
Excess Spread.................................................................36
Exchange Act.................................................................135
Excluded Spread...............................................................36

Exemption....................................................................126
Exemption Rating Agencies....................................................126
Extraordinary Losses..........................................................57
Fannie Mae....................................................................64
FDIC    ......................................................................20
Form 8-K......................................................................13
Fraud Loss Amount.............................................................55
Fraud Losses..................................................................57
Freddie Mac...................................................................64
Garn-St Germain Act...........................................................94
Guide   ......................................................................15
High Cost Loans...............................................................94
Holder  ......................................................................30
Index   .......................................................................7
Indirect Participants.........................................................30
Insurance Proceeds............................................................38
IRS     .....................................................................104
Issue Premium................................................................112
Letter of Credit..............................................................58
Letter of Credit Bank.........................................................58
LIBOR   ......................................................................66
Liquidated Mortgage Loan......................................................52
Liquidation Proceeds..........................................................37
Loan-to-Value Ratio............................................................9
Manager .......................................................................6
Mark-to-Market Regulations...................................................115
Master Commitments............................................................15
Master Servicer.............................................................4, 5
MERS    ......................................................................33
MERS(R) System................................................................33
Mezzanine Certificates........................................................29
Modified Mortgage Loan........................................................10
Mortgage Loans.................................................................4
Mortgage Notes.................................................................4
Mortgage Pool..................................................................4
Mortgage Pool Insurance Policy................................................59
Mortgage Rate..................................................................7
Mortgage Securities............................................................4
Mortgaged Properties...........................................................4
Mortgages......................................................................5
Mortgagor......................................................................9
NCUA    .....................................................................131
Net Mortgage Rate.............................................................79
New Regulations..............................................................123
Nonrecoverable Advance........................................................41
Note Margin....................................................................7
OID Regulations..............................................................100
OTS     .................................................................95, 131
Overcollateralization.........................................................56
Participants..................................................................30
Parties in Interest..........................................................124
Pass-Through Rate.............................................................43
Paying Agent..................................................................42
Payment Date..................................................................42
Percentage Interest...........................................................42
Permitted Investments.........................................................39
Plan Assets..................................................................125
Plans   .....................................................................124
Pledged Asset Mortgage Loans...................................................9
Pledged Assets.................................................................9
Pool Insurer..................................................................40
Pooling and Servicing Agreement................................................4
Prepayment Assumption........................................................103
Prepayment Interest Shortfall.................................................47
Primary Insurance Policy......................................................67
Primary Insurer...............................................................68
Principal Prepayments.........................................................45
Prohibited Transactions Tax..................................................119
Prospectus Supplement..........................................................4
PTCE    .....................................................................128
PTCE 83-1....................................................................128
PTE     .....................................................................126
Puerto Rico Mortgage Loans.....................................................7
Purchase Obligation...........................................................66
Purchase Price................................................................23
Qualified Insurer.............................................................64
Qualified Substitute Mortgage Loan............................................23
Rating Agency.................................................................37
Realized Loss.................................................................54
Record Date...................................................................42
Registration Statement........................................................29
Relief Act....................................................................97
REMIC   ......................................................................76
REMIC Administrator..........................................................121
REMIC Provisions.............................................................100
REMIC Regular Certificates...................................................101

REMIC Regulations............................................................100
REMIC Residual Certificates..................................................101
REO Mortgage Loan.............................................................52
Reserve Fund..................................................................63
Residential Funding............................................................5
RICO    ......................................................................99
Seller  ......................................................................25
Sellers .......................................................................5
Senior Certificates...........................................................29
Senior/Subordinate Series.....................................................29
Servicing Advances............................................................41
Single Certificate............................................................49
SMMEA   .....................................................................131
Special Hazard Amount.........................................................55
Special Hazard Insurance Policy...............................................61
Special Hazard Insurer........................................................61
Special Hazard Losses.........................................................57
Special Servicer..............................................................51
Stated Principal Balance......................................................54
Strip Certificate.............................................................29
Subordinate Amount............................................................56
Subordinate Certificates......................................................29
Subservicers..................................................................13
Subservicing Account..........................................................36
Subservicing Agreement........................................................25
Surety Bond...................................................................63
Swaps   ......................................................................66
Tax-Exempt Investor..........................................................130
Tax-Favored Plans............................................................124
TB 13a  .....................................................................132
Terms and Conditions..........................................................32
Tiered REMICs................................................................102
Title V ......................................................................95
Title VIII....................................................................96
Trust   .......................................................................4
Trust Fund.....................................................................4
UBTI    .....................................................................130
UCC     ......................................................................91
Unaffiliated Sellers...........................................................5
Yield Supplement Agreements...................................................66

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
            PRELIMINARY PROSPECTUS SUPPLEMENT DATED FEBRUARY 17, 1999

                 Prospectus supplement dated ____________, ____
                    (to prospectus dated ____________, ____)

                               $ -----------------

                 Residential Funding Mortgage Securities I, Inc.
                                    Depositor

                         Residential Funding Corporation
                                 Master Servicer

               Mortgage Pass-Through Certificates, Series ____-S__


You should consider carefully the risk factors beginning on page S- in this prospectus supplement and page in the prospectus.

The certificates will represent ownership interests only in the trust created for Series _____-S__ and will not represent ownership interests in or obligations of Residential Funding Mortgage Securities, I, Inc., Residential Funding Corporation or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates offered hereby only if accompanied by the prospectus.



Offered Certificates

The trust created for the Series _____-S__ certificates will consist primarily of a pool of conventional one- to four-family residential first mortgage loans. The trust will issue nineteen classes of certificates. Sixteen of these classes of certificates are offered hereby, consisting of thirteen senior certificates and three classes of Class M Certificates. You can find a list of these classes, together with their principal balances, pass-through rates and certain other characteristics, on Page S-__ of this prospectus supplement. The certificates will not be listed on any exchange.

Credit Enhancement

Credit enhancement for the offered certificates consists of:
    o Three classes of Class B Certificates issued by the trust, which are not offered by this prospectus supplement. The Class B Certificates are subordinated to and provide credit enhancement for the offered certificates to the extent described in this prospectus supplement.
    o The Class M Certificates issued by the trust, which are subordinated to and provide credit enhancement for the senior certificates and any Class M Certificates with a higher payment priority to the extent described in this prospectus supplement.

Underwriting

_______________________will offer to the public the Class A-1 Certificates through Class A-9 Certificates and Class R Certificates at varying prices to be determined at the time of sale. ________________________'s commission will be the difference between the price it pays to the depositor for such underwritten certificates and the amount it receives from the sale of such underwritten certificates to the public. The proceeds to the depositor from the sale of such underwritten certificates to ________________________will be approximately _____% of the principal balance of such underwritten certificates plus accrued interest, before deducting expenses. See "Method of Distribution" in this prospectus supplement.

[____________________ will offer to the public the Class M Certificates at varying prices to be determined at the time of sale. ____________________'s commission will be the difference between the price it pays to the depositor for such underwritten certificates and the amount it receives from the sale of such underwritten certificates to the public. The proceeds to the depositor from the sale of such underwritten certificates to ____________________ will be approximately _____% of the principal balance of such underwritten certificates plus accrued interest, before deducting expenses. See "Method of Distribution" in this prospectus supplement. ]

The depositor may offer the Class A-P and Class A-V Certificates to the public from time to time, directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices which will be determined at the time of sale. The proceeds to the depositor from any sale of the Class A-P or Class A-V Certificates will equal the difference between the price paid to the depositor for such certificates and the sum of the depositor's related expenses and the compensation paid to any underwriter or agent.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                   [Name of Underwriter] [Name of Underwriter]
                                 Underwriter[s]

              Important notice about information presented in this
                    prospectus supplement and the prospectus

We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

     o the prospectus, which provides general information, some of which may not apply to your series of certificates; and

     o this prospectus supplement, which describes the specific terms of your series of certificates.

If the description of your certificates in this prospectus supplement differs from the related description in the prospectus, you should rely on the information in this prospectus supplement.

You can find a listing of the pages where capitalized terms used both in the prospectus and this prospectus supplement are defined under the caption "Index" beginning on page 95 in the prospectus.

The depositor's principal offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437 and its telephone number is (612) 832-7000.

                                       Table of Contents



                                      Page
                                      Page
Summary..................................................................S-__
Risk Factors.............................................................S-__
    Risk of Loss.........................................................S-__
    Limited Obligations..................................................S-__
    Liquidity Risks......................................................S-__
    Special Yield and Prepayment Consideration...........................S-__
Introduction.............................................................S-__
Description of the Mortgage Pool.........................................S-__
    General..............................................................S-__
    Mortgage Pool Characteristics........................................S-__
    Primary Mortgage Insurance and Primary
        Hazard Insurance.................................................S-__
    Additional Information...............................................S-__
Description of the Certificates..........................................S-__
    General..............................................................S-__
    Book-Entry Registration of Certain of the
        Offered Certificates.............................................S-__
    Available Distribution Amount........................................S-__
    Interest Distributions...............................................S-__
    [Determination of LIBOR..............................................-__]
    Principal Distributions on the Senior
        Certificates.....................................................S-__
    Principal Distributions on the Class M
        Certificates.....................................................S-__
    Allocation of Losses; Subordination..................................S-__
    Advances.............................................................S-__
Certain Yield and Prepayment Considerations..............................S-__
    General..............................................................S-__
    [Adjustable Rate Certificate Yield
        Considerations...................................................-__]
    Principal Only Certificate [and][,] Variable Strip
        Certificate [and Super Senior Certificate] Yield
    Considerations.......................................................S-__
    Class M-2 and Class M-3 Certificate Yield
        Considerations...................................................S-__
    Additional Yield Considerations Applicable
        Solely to the Residual Certificates..............................S-__
Pooling and Servicing Agreement..........................................S-__
    General..............................................................S-__
    The Master Servicer..................................................S-__
    Servicing and Other Compensation and
        Payment of Expenses..............................................S-__
    Voting Rights........................................................S-__
    Termination..........................................................S-__
Year 2000 Considerations.................................................S-__
    Overview of the Year 2000 Issue......................................S-__
    Overview of Residential Funding's Y2K Project........................S-__
    Y2K Project Status...................................................S-__
    Risks Related to Y2K.................................................S-__
 Certain Federal Income Tax Consequences.................................S-__
    Special Tax Considerations Applicable to
        Residual Certificates............................................S-__
Method of Distribution...................................................S-__
    Legal Opinions.......................................................S-__
    Ratings..............................................................S-__
    Legal Investment.....................................................S-__
    ERISA Considerations.................................................S-__
Annex I..................................................................S-__

                                            SUMMARY

    The following summary is a very general overview of the certificates offered hereby and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of the offered certificates, you should read carefully this entire document and the prospectus.


Title of securities   Mortgage Pass-Through Certificates, Series ____-S__.

Depositor             Residential Funding Mortgage Securities I, Inc., an
                      affiliate of Residential Funding Corporation.

Master servicer       Residential Funding Corporation.

Trustee               ____________________________.

Mortgage pool _____fixed rate mortgage loans with an aggregate principal balance of approximately $______________ as of the cut-off date, secured by first liens on one- to four-family residential properties.

Cut-off date          ___________1, ____.

Closing date          On or about _____________, ____.

Distribution          dates  Beginning on __________  25, ____ and
                      thereafter on the 25th of each month or, if the 25th is not a business day, on the next business day.

Scheduled             final distribution date __________25,  20__.
                      The actual final distribution date could be substantially earlier.

Form of certificates  Book-entry: Class A-1 through Class A-9 and Class M
                      Certificates. Physical: Class A-P, Class A-V and Class R Certificates.

                      See "Description of the Certificates--Book-Entry Registration" in this prospectus supplement.

Minimum denominations Class A-1 through A-9, Class A-P and Class M-1
                      Certificates: $25,000.
                      Class M-2 and Class M-3 Certificates: $250,000. Class A-V and Class R Certificates: 20% percentage interests.

Legal investment When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 and Class M-3 Certificates will not, be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                    See "Legal Investment" in this prospectus supplement and the prospectus.



                                     Offered Certificates


           Pass-Through    Initial CertificInitial Rating           Designations
Class          Rate        Principal Balanc(_____ /_____)(1)
-------------------------- --------------- -------------- ---------------------
Class A Certificates:
-------------------------------------------------------------------------------

A-1           ____%        $__________        AAA/AAA          Senior/PAC/Fixed Rate
A-2           ____%        $__________        AAA/AAA          Senior/TAC/Fixed Rate
A-3           ____%        $__________        AAA/AAA     Senior/Accretion Directed/Fixed Rate
A-4           ____%        $__________        AAA/AAA        Senior/Accrual/Fixed Rate

A-5     Adjustable Rate(2) $___________       AAA/AAA     Senior/Floater/Companion/Adjustable
                                                                        Rate
A-6     Adjustable Rate(2) $___________       AAA/AAA              Senior/Inverse
                                                          Floater/Companion/Adjustable Rate
A-7           ____%        $___________       AAA/AAA        Senior/Lockout/Fixed Rate
A-8           ____%        $___________       AAA/AAA         Super Senior/Fixed Rate
A-9           ____%        $___________       AAA/AAA        Senior Support/Fixed Rate
A-P           0.00%        $__________        AAA/AAAr    Senior/Fixed Rate/Principal Only
A-V      Variable Rate(3)  $               (4)AAA/AAAr    Senior/Interest Only/Variable Rate

Total Class A Certificates:                      $___________
------------------------------------------------------------------------------------------
Class R Certificates:
------------------------------------------------------------------------------------------
R-I           ____%        $                  AAA/AAA             Senior/Residual
R-II          ____%        $                  AAA/AAA             Senior/Residual
Total senior certificates:                         $___________
------------------------------------------------------------------------------------------
Class M Certificates:
------------------------------------------------------------------------------------------
M-1           ____%        $____________       AA/NA            Mezzanine/Fixed Rate
M-2           ____%        $____________        A/NA            Mezzanine/Fixed Rate
M-3           ____%        $____________       BBB/NA           Mezzanine/Fixed Rate
-------------------------- --------------- -------------- --------------------------------
Total Class M Certificates:                     $__________
------------------------------------------------------------------------------------------
Total offered certificates:                        $__________
-------------------------- --------------- -------------- --------------------------------


                                  Non-Offered Certificates(5)




Class B Certificates:
------------------------------------------------------------------------------------------

B-1           ____%        $__________         BB/NA           Subordinate/Fixed Rate
B-2           ____%        $_________           B/NA           Subordinate/Fixed Rate
B-3           ____%        $_________          NA/NA           Subordinate/Fixed Rate
-------------------------- --------------- -------------- --------------------------------
Total Class B Certificates:                     $__________
------------------------------------------------------------------------------------------
Total offered and
     non-offered certificates:                    $___________
------------------------------------------------------------------------------------------



(1) See "Ratings" in this prospectus supplement.

(2) Adjustable RateInitial   Formula                        Maximum      Minimum
      Class A-5:   _______%  LIBOR + _____%                  _____%        ____%
      Class A-6:   _______%  _________%  - (_________ xLIBOR _____%)       0.00%

(3) Varies according to the weighted average of the excess of the net mortgage rate on each mortgage loan over ____%.

(4) The initial notional amount of the Class A-V Certificates is approximately $_____________.

(5) The information presented for non-offered certificates is provided solely to assist your understanding of the offered certificates.

The Trust

The depositor will establish a trust with respect to the Series _____-S__ Certificates, pursuant to a pooling and servicing agreement dated as of_______ 1, ____ among the depositor, the master servicer and the trustee. On the closing date, the depositor will deposit the pool of mortgage loans described below into the trust.

Each Series _____-S__ Certificate will represent a partial ownership interest in the trust. Distributions of interest and/or principal on the certificates will be made only from payments received in connection with the mortgage loans described below.

The Mortgage Pool

The  mortgage   loans  to  be  deposited  into  the  trust  have  the  following characteristics as of the cut-off date:


                                        Weighted
                         Range           Average
Principal balance $______ to $_______   $_______*
Mortgage rate      _____% to _____%      ______%
Remaining term to     ___ to ___           ___
 maturity (months)

*Indicates average principal balance

For additional information regarding the mortgage pool see "Description of the Mortgage Pool" in this prospectus supplement.

Distributions on the Offered Certificates

Subservicers will collect monthly payments of principal and interest on the mortgage loans. Each month, the subservicers will retain their subservicing fee and forward the remainder of the collections, including unscheduled payments, to the master servicer. After retaining its master servicing fee and amounts that reimburse the subservicer or master servicer for reimbursable expenses and advances, the master servicer will forward all collections on the mortgage loans, together with any advances that it makes for delinquent mortgage payments, to the trustee.

The aggregate amount of such monthly collections and advances is described under the heading "Description of the Certificates--The Available Distribution Amount" in this prospectus supplement.

Distributions to certificateholders will be made from available amounts as follows:

                                            Step 1
                 Distribution  of  interest to the Class A  Certificates  (other than the Class A-P Certificates) and Class R Certificates


                                            Step 2
                               Distribution of principal to the
                                  Class A-P Certificates(1)


                                            Step 3
                    Distribution of principal to the Class A Certificates (other than the Class A-P Certificates) and Class R
                                       Certificates(2)


                                          Section 4
                       Payment to master servicer in respect of certain
                                    unreimbursed advances



                                            Step 5
                                     Distribution to the
                         Class M Certificates in the following order:
                            Interest to the Class M-1 Certificates
                           Principal to the Class M-1 Certificates
                            Interest to the Class M-2 Certificates
                           Principal to the Class M-2 Certificates
                            Interest to the Class M-3 Certificates
                           Principal to the Class M-3 Certificates


                    Distribution of interest and principal to the Class B
                                         Certificates

                                            Step 7
                     Distribution of any remaining funds to the Residual
                                       Certificates(3)


               (1) The Class A-P Certificates receive only a certain portion of the principal received in respect of each mortgage loan that has a net mortgage rate of less than ____% , as described in "Description of the Certificates--Principal Distributions on the Senior Certificates."

               (2) Not all outstanding classes of Class A Certificates will receive principal distributions on each distribution date.

               (3) It is very unlikely that any distributions will be made to the Class R Certificates under Step 7.

     The amount of interest owed to each class of certificates (other than the Class A-P Certificates) on each distribution date will generally equal:

                    o the pass-through rate set forth above for that class of certificates multiplied by

                    o the certificate principal balance (or notional amount) of that class of certificates as of the day immediately prior to the related distribution date multiplied by

                    o 1/12th minus o the pro rata share of certain interest shortfalls allocated to that class.

     See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

Principal distributions on the certificates entitled to principal distributions will be allocated among the various classes of offered certificates as described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" in this prospectus supplement. Until the distribution date in _____________, all principal prepayments on the mortgage loans will be distributed to the Class A Certificates (other than the Class A-7 Certificates and Class A-V Certificates) and Class R Certificates (and none to the Class M Certificates), unless the principal balances of such certificates (other than the Class A-P Certificates) have been reduced to zero. Not all outstanding Class A Certificates or Class R Certificates will receive principal on each distribution date. The Class A-V Certificates are not entitled to receive any principal distributions.

See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement.

                                      Credit Enhancement

Allocation of losses. Except as described below, if Class M Certificates or Class B Certificates remain outstanding, losses on the mortgage loans will be allocated first to the class of Class M Certificates or Class B Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of that loss.

If none of the Class M Certificates or Class B Certificates remain outstanding, the loss will be allocated among the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates, in proportion to their respective remaining principal balances. Any such loss allocable to the Class A-8 Certificates will be allocated to the Class A-9 Certificates as described herein. A special allocation provision applies to the Class A-P Certificates.

Not all losses will be allocated in the priority set forth above. Losses due to natural disasters such as floods and earthquakes, fraud by a mortgagor, bankruptcy of a mortgagor or certain other extraordinary events will be allocated as described above only up to specified amounts. Losses of these types in excess of the specified amount will, in general, be allocated to all outstanding classes of certificates pro rata in proportion to their remaining principal balances or accrued interest. Therefore, the Class M Certificates and Class B Certificates do not act as credit enhancement for the Class A Certificates and Class R Certificates for such losses.

Losses on each mortgage loan having a net mortgage rate of less than ____% that are allocable to the Class A Certificates and Class R Certificates will be allocated first to the Class A-P Certificates in an amount based on the percentage of each such mortgage loan represented by the Class A-P Certificates. The remainder of such losses will be allocated as described above.

See "Description of the Certificates--Allocation of Losses; Subordination" in this prospectus supplement.

Priority of distributions. The priority in which distributions are made to certificateholders also provides credit enhancement to certain classes of certificates. The priority of distribution is shown in the chart on page S-__. This manner of distributions ensures that any shortfall (other than specified amounts of certain types of losses described in this prospectus supplement under "Description of the Certificates--Allocation of Losses; Subordination") in amounts owed on the certificates is borne first by the most subordinate class of certificates.

Allocating all or a disproportionately large portion of principal prepayments and other unscheduled payments of principal to the Class A Certificates and Class R Certificates in the early years provides additional credit enhancement for the Class A Certificates and Class R Certificates by reserving a greater portion of the principal balances of the Class M Certificates and Class B Certificates for absorption of losses.

                                           Advances

For any month, if the master servicer receives no payment on a mortgage loan or a payment that is less than the full scheduled payment, the master servicer will advance its own funds to cover that shortfall. However, the master servicer will make such advance only if it determines that such advance will be recoverable from future payments or collections on that mortgage loan.

See "Description of the Certificates--Advances" in this prospectus supplement.

                                     Optional Termination

On any distribution date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of their aggregate principal balance as of the cut-off date, the master servicer or the depositor may, but will not be required to:

                    o    purchase  from the trust all remaining  mortgage  loans
                         and   thereby   cause  an  early   retirement   of  the
                         certificates; or

                    o    purchase all the certificates.

An optional purchase of the outstanding certificates will cause the outstanding principal balance of the certificates to be paid in full with accrued interest. However, there will be no reimbursement of principal reductions or related interest that resulted from losses allocated to the certificates. Any optional purchase of the remaining mortgage loans may cause the holders of one or more classes of certificates to receive less than the outstanding principal balance of their certificates plus accrued interest.

See "Pooling and Servicing Agreement--Termination" in this prospectus supplement
and  "The   Pooling  and   Servicing   Agreement--Termination;   Retirement   of
Certificates" in the prospectus.

                                           Ratings

When issued, the offered certificates will receive ratings which are not lower than those set forth in the table on page S-__ of this prospectus supplement. The ratings on the offered certificates address the likelihood that holders of the offered certificates will receive all distributions on the underlying mortgage loans to which they are entitled. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans. For example, the rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause holders of the Class A-V Certificates to fail to fully recover their initial investments.

See "Ratings" in this prospectus supplement.

                                       Legal Investment

When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 and Class M-3 Certificates will not, be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered certificates constitute legal investments for you.

See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions.

                                     ERISA Considerations

The Class A Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts subject to important considerations. Sales of the Class M Certificates and the Class R Certificates to such plans or retirement accounts are prohibited, except as permitted under "ERISA Considerations" in this prospectus supplement. Any investor in a Class M Certificate will be deemed to represent that it complies with these restrictions.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                                          Tax Status

For federal income tax purposes, the depositor will elect to treat the trust as two real estate mortgage investment conduits. The certificates, other than the Class R Certificates, will represent ownership of regular interests in the trust. Such certificates will generally be treated as representing ownership of debt for federal income tax purposes. Certificateholders will be required to include in income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting. For federal income tax purposes, each of the Class R Certificates will be the sole residual interest in one of the two real estate mortgage investment conduits.

For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the Class R Certificates, see "Certain Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                                         RISK FACTORS

        The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

        The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the prospectus in the context of your financial situation and tolerance for risk.

        You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

Risk of Loss


Losses may occur on the mortgage loans due to a variety of causes.

     Losses on the mortgage loans may occur due to a wide variety of causes, including a decline in real estate values, and adverse changes in the borrower's financial condition. A decline in real estate values or economic conditions nationally or in the regions where the mortgaged properties are located may increase the risk of losses on the mortgage loans. Such losses may be increased if the values of the related mortgaged properties have declined since the origination of the related mortgage loans and the borrowers' equity in such mortgaged properties has decreased. [describe any special risks for specific loan types, such as negative amortization or escalating payments.]



Geographic concentration by a pool of mortgage concentration of the more geographic regions.

     One risk associated with investing in securities backed may affect risk of loss on loans is created by any related mortgaged properties in one or the mortgage loans. Approximately ____% of the cut-off date principal balance of the mortgage loans are located in California. If the regional economy or housing market of such state (or any other region having a significant concentration of the properties underlying the mortgage loans) weakens, the mortgage loans related to properties in that region may experience high rates of loss and delinquency, resulting in losses to certificateholders. A region's economic condition and housing market may be adversely affected by a variety of events, including natural disasters such as earthquakes, hurricanes, floods and eruptions, and civil disturbances such as riots. The economic impact of any such events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The properties underlying the mortgage loans may be concentrated in these regions. Such concentration may result in greater losses to certificateholders than those generally present for similar mortgage-backed securities without such concentration.

Credit enhancement is limited to the subordination provided by classes with lower payment priorities.

     The only credit enhancement for the Class A Certificates and Class R Certificates will be the subordination provided by the Class M Certificates and Class B Certificates (and, in the case of the Class A-8 Certificates, the subordination provided by the Class A-9 Certificates). The only credite enhancement for the Class M Certificates will be the subordination provided by the Class B Certificates and by any Class M Certificates with a lower payment priority. Therefore, if the aggregate principal balance of the Class B Certificates is reduced to zero, subsequent losses will be allocated to the Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the principal balance of such class has been reduced to zero. If the principal balance of the Class M Certificates is reduced to zero, any additional losses will be allocated among the Class A Certificates and Class R Certificates. Furthermore, the credit enhancement provided for certain types of losses is limited. [describe any aspects of the credit enhancement that can be reduced with the consent of the rating agencies.]

     If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. Neither the depositor, the master servicer nor any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates. See "Summary-- Credit Enhancement" and "Description of the Certificates--Allocation of Losses; Subordination"in this prospectus supplement.


Limited Obligations

Payments on the mortgage loans are the primary source of payments on the offered certificates.

     The certificates represent interests only in the Series ____-S__ trust. The certificates do not represent an interest in or obligation of the depositor, the master servicer or any of their affiliates. If proceeds from the assets of the Series certificates. ____-S__ trust are not sufficient to make all payments provided for under the pooling and servicing agreement, investors will have no recourse to the depositor, the master servicer or any other entity, and will incur losses.


Liquidity Risks

An investor may have to hold its offered certificates to their maturity if the marketability of the offered certificates is limited.

     A secondary market for the offered certificates may not develop. Even if a secondary market does develop, it may not continue or it may be illiquid. Neither the underwriter nor any other person will have any obligation to make a secondary market in the certificates. The certificates will not be listed on any exchange. Illiquidity means an investor may not be able to find a buyer to buy its securities readily or at prices that will enable the investor to realize a desired yield. Illiquidity can have a severe adverse effect on the market value of the offered certificates.

     Any class of offered certificates may experience illiquidity, although generally illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

 Special Yield and Prepayment Consideration

 An investor's yieldto maturity will depend on various factors.

     The yield to maturity on each class of offered certificates will depend on a variety of factors, including:

                    o the rate and timing of principal payments on the mortgage loans (including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties);

                    o    the pass-through rate for that class;

                    o    interest shortfalls due to mortgagor prepayments; and

                    o the purchase price of that class. In general, if a class of certificates is purchased at a price higher than its outstanding principal balance and principal distributions on such class occur faster than assumed at the time of purchase, the yield will be lower than anticipated. Conversely, if a class of certificates is purchased at a price lower than its outstanding principal balance and principal distributions on that class occur more slowly than assumed at the time of purchase, the yield will be lower than anticipated.

The rate of prepayments on the mortgage loans will be affected by arious factors.

     Since mortgagors can generally prepay their mortgage loans at any time, the rate and timing of principal distributions on the offered certificates are highly uncertain. Generally, when market interest rates increase, borrowers are less likely to prepay their mortgage loans. Such reduced prepayments could result in a slower return of principal to holders of the offered certificates at a time when they may be able to reinvest such funds at a higher rate of interest than the pass-through rate on their class of certificates. Conversely, when market interest rates decrease, borrowers are generally more likely to prepay their mortgage loans. Such increased prepayments could result in a faster return of principal to holders of the offered certificates at a time when they may not be able to reinvest such funds at an interest rate as high as the pass-through rate on their class of certificates. Refinancing programs, which may involve soliciting all or some of the mortgagors to refinance their mortgage loans, may increase the rate of prepayments on the mortgage loans. These refinancing programs may be offered by the master servicer, any subservicer or their affiliates, and may include streamlined documentation programs as well as programs under which a mortgage loan is modified to reduce the interest rate.

     See "Maturity and Prepayment Considerations" in the prospectus.


Each  class  of  offered   certificates  has  different   prepayment  and  yield
considerations.

     The offered certificates have different yield considerations and different sensitivities to the rate and timing of principal distributions. The following is a general discussion of certain yield considerations and prepayment sensitivities of considerations.

     See "Certain Yield and Prepayment Considerations" in this prospectus supplement.

Class A Certificates

     The Class A Certificates are subject to various priorities for payment of principal as described herein. Distributions of principal on the Class A Certificates having an earlier priority of payment will be affected by the rates of prepayment of the mortgage loans early in the life of the mortgage pool. Those classes of Class A Certificates with a later priority of payment will be affected by the rates of prepayment of the mortgage loans experienced both before and after the commencement of principal distributions on such classes, and will be more likely to be affected by losses on the mortgage loans not covered by the credit enhancement.

     See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement.


Class A-1 Certificates

     The Class A-1 Certificates will generally receive payments of principal on each distribution date in an amount determined by using the table herein entitled "Planned Principal Balances and Targeted Principal Balances," assuming that the rate of prepayments on the mortgage loans are within a range as described under "Description of the Certificates-- Distributions of Principal." However, if prepayments occur at a rate below such range, the amount of funds available for distribution of principal on the Class A-1 Certificates may not be sufficient to reduce the principal balance thereof to the amount set forth in such table, and as a result, the weighted average life of the Class A-1 Certificates will be extended. Conversely, if prepayments occur at a rate above such range, and if the principal balance of certain classes of certificates as described under "Description of Certificates-- Certain Yield and Prepayment Considerations," are reduced to zero, the principal balance on the Class A-1 Certificates may be reduced below the amount set forth in such table, and as a result, the weighted average life of the Class A-1 Certificates will be reduced.

Class A-2  Certificates

     The Class A-2 Certificates will generally receive payments of principal on each distribution date in an amount determined by using the table herein entitled "Planned Principal Balances and Targeted Principal Balances," assuming a specific rate of prepayment on the mortgage loans as described under "Description of the Certificates--Distributions of Principal." However, if prepayments occur at a rate slower than the specified rate, the amount of funds available for distribution of principal on the Class A-2 Certificates may not be sufficient to reduce the principal balance thereof to the amount set forth in such table, and as a result, the weighted average life of the Class A-2 Certificates will be extended. Conversely, if prepayments occur at a rate faster than the specified rate, and if the principal balance of certain classes of certificates as described under "Description of Certificates--Certain Yield and Prepayment Considerations," are reduced to zero, the principal balance on the Class A-2 Certificates may be reduced below the amount set forth in such table, and as a result, the weighted average life of the Class A-2 Certificates will be reduced.


Class A-4  Certificates

     Because the Class A-4 Certificates are not entitled to receive any distributions of interest (until certain conditions have been met) as described herein under "Description of Certificates--Certain Yield and Prepayment Considerations," such certificates will likely experience greater price and yield volatility than mortgage pass-through certificates that are otherwise similar but which are entitled to current distributions of interest. Investors should consider whether such volatility is suitable to their investment needs.

Class A-5 Certificate and Class A-6 Certificates

     The Class A-5 Certificates and Class A-6 Certificates will accrue interest at an adjusting rate determined separately for each distribution date according to an index in the manner described in this prospectus supplement under "Description of the Certificates--Determination of LIBOR." The interest rate on the Class A-6 Certificates will vary inversely with a multiple of the index. Therefore, the yield to investors on the Class A-5 Certificates will be sensitive, and the Class A-6 Certificates will be extremely sensitive, to fluctuations of the index. The Class A-5 Certificates and Class A-6 Certificates may receive small or large distributions of principal on each distribution date to the extent necessary to stabilize the amount of principal needed to reduce the principal balances of the Class A-1 Certificates and Class A-2 Certificates to the respective amounts set forth in the tables herein entitled "Planned Principal Balances and Targeted Principal Balances." Due to the companion nature of the Class A-5 and Class A- 6 Certificates, these certificates will likely experience price and yield volatility. Investors should consider whether such volatility is suitable to their investment needs.

Class A-7 Certificates

     It is not expected that the Class A-7 Certificates will receive any distributions of principal until the distribution date in ____________. Until the distribution date in ____________, the Class A-7 Certificates may receive a portion of principal prepayments that is smaller than its pro rata share of principal prepayments.

Class A-9 Certificates

     Investors in the Class A-9 Certificates should be aware that after the principal balance of the Class M Certificates and Class B Certificates have been reduced to zero, losses on the mortgage loans otherwise allocable to the Class A-8 Certificates will be allocated to the Class A-9 Certificates as described herein. Therefore the yield to maturity on the Class A-9 Certificates will be extremely sensitive to losses otherwise allocable to the Class A-8 Certificates.]

Class A-P  Certificates

     The Class A-P Certificates will receive a portion of the principal payments only on the mortgage loans that have net mortgage rates lower than ____%. Therefore, the yield on the Class A-P Certificates is extremely sensitive to the rate and timing of principal prepayments and defaults on the mortgage loans that have net mortgage rates lower than ____%. Investors in the Class A-P Certificates should be aware that mortgage loans with lower mortgage rates are less likely to be prepaid than mortgage loans with higher mortgage rates. If prepayments of principal on the mortgage loans that have net mortgage rates lower than ____% occur at a rate slower than an investor assumed at the time of purchase, the investor's yield will be adversely affected.

Class A-V  Certificates

     The Class A-V Certificates will receive a portion of the interest payments only from mortgage loans that have net mortgage rates higher than ____%. Therefore, the yield on the Class A-V Certificates will be extremely sensitive to the rate and timing of principal prepayments and defaults on the mortgage loans that have net mortgage rates higher than ____%.

     Investors in the Class A-V Certificates should be aware that mortgage loans with higher mortgage rates are more likely to be prepaid than mortgage loans with lower mortgage rates. If the mortgage loans that have net mortgage rates higher than ____% are prepaid at a rate faster than an investor assumed at the time of purchase, the yield to investors in the Class A-V Certificates will be adversely affected. Investors in the Class A-V Certificates should fully consider the risk that a rapid rate of prepayments on the mortgage loans that have net mortgage rates higher than ____% could result in the failure of such investors to fully recover their investments.

Class M Certificates

     Losses on the mortgage loans will be allocated among the certificates in the manner described herein. The yield to investors in the Class M Certificates will be sensitive to the rate and timing of losses on the mortgage loans. Losses (other than specified amounts of certain types of losses described herein) will be allocated to the most subordinate class of Class M Certificates or Class B Certificates outstanding.

     See "Summary--Credit Enhancement--Allocation of Losses" and "Description of the Certificates--Allocation of Losses; Subordination" in this prospectus supplement.

     It is not expected that the Class M Certificates will receive any distributions of principal prepayments until the distribution date in _______________. After that date, all or a disproportionately large portion of principal prepayments on the mortgage loans may be allocated to the Class A Certificates and Class R Certificates, and none or a disproportionately small portion of principal prepayments may be paid to the holders of the Class M Certificates and Class B Certificates. As a result, the weighted average lives of the Class M Certificates may be longer than would otherwise be the case.

                                         INTRODUCTION

        Residential Funding Mortgage Securities I, Inc. (the "Depositor") will establish a trust (the "Trust") with respect to Series ____-S__ on ____________, ____ (the "Closing Date"), pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") among the Depositor, Residential Funding Corporation (the "Master Servicer") and _______________________, a ________________ (the "Trustee"), dated as of __________ 1, ____ (the "Cut-off
Date"). On the Closing Date, the Depositor will deposit into the Trust a pool of mortgage loans (the "Mortgage Pool") secured by one- to four-family residential properties with terms to maturity of not more than thirty years.


                        DESCRIPTION OF THE MORTGAGE POOL

General

        The Mortgage Pool will consist of _____ mortgage loans ("Mortgage Loans") with an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of $____________. The Mortgage Loans are secured by first liens on fee simple interests in one- to four-family residential real properties and, in the case of four Mortgage Loans, an interest in shares issued by a cooperative apartment corporation and the related proprietary lease (each, a "Mortgaged Property"). The Mortgage Pool will consist of conventional, fixed-rate, fully-amortizing, level monthly payment first Mortgage Loans with terms to maturity of not more than 30 years from the date of origination or modification. With respect to Mortgage Loans which have been modified, references herein to the date of origination shall be deemed to be the date of the most recent modification. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

        All of the Mortgage Loans were purchased by the Depositor through its affiliate, Residential Funding, from Unaffiliated Sellers as described herein and in the Prospectus, except in the case of ____% of the Mortgage Loans, which were purchased by the Depositor through its affiliate, Residential Funding, from HomeComings Financial Network, Inc., a wholly-owned subsidiary of the Master Servicer ("HomeComings"). ____% of the Mortgage Loans were purchased from and are being subserviced by __________________ and ____% of the Mortgage Loans were purchased from _________________, each an Unaffiliated Seller. Except as described in the preceding two sentences, no Unaffiliated Seller sold more than ___% of the Mortgage Loans to Residential Funding.

        ____% of the Mortgage Loans are being subserviced by Capstead Inc. ("Capstead"). As of September 30, 1998, Capstead serviced or subserviced approximately $57.6 billion of conventional one- to four-family residential mortgage loans. HomeComings and GMAC Mortgage Corporation have agreed to acquire substantially all of the assets of Capstead and expect to do so before March 31, 1999. The principal office of Capstead is located at 2711 North Haskell Avenue, Suite 900, Dallas, Texas 75204, and its telephone number is (214) 874-2323.

        Pursuant to the terms of the Pooling and Servicing Agreement, the Depositor will assign the representations and warranties made by the related Sellers of the Mortgage Loans to the Trustee for the benefit of the
Certificateholders and will also make certain limited representations and warranties regarding the Mortgage Loans as of the date of issuance of the Certificates. To the best of the Depositor's knowledge, none of the Mortgage
Loans were sold to Residential Funding by Unaffiliated Sellers that are institutions which are currently in receivership or conservatorship or involved in other insolvency or bankruptcy proceedings, or are no longer in existence. To the extent that any Seller of the Mortgage Loans does not repurchase a Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan, neither the Depositor nor Residential Funding will be required to repurchase such Mortgage Loan unless such breach also constitutes a breach of one of the Depositor's or Residential Funding's representations and warranties with respect to such Mortgage Loan and such breach materially and adversely affects the interests of the Certificateholders in any such Mortgage Loan. In addition, neither the Depositor nor Residential Funding will be required to repurchase any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan. A limited amount of losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans will be covered by the Subordination (as defined herein) provided by the Class M Certificates and Class B Certificates as described herein under "Description of the Certificates--Allocation of Losses; Subordination."

Mortgage Pool Characteristics

        None of the Mortgage Loans will have been originated prior to ___________, ____ or will have a maturity date later than _________ 1, 20__. No Mortgage Loan will have a remaining term to maturity as of the Cut-off Date of less than ___ months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ___ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ___ months. As used herein the "remaining term to maturity" means, as of any date of determination and with respect to any Mortgage Loan, the number of months equaling the number of scheduled monthly payments necessary to reduce the then-current Stated Principal Balance of such Mortgage Loan to zero, assuming the related Mortgagor will make all scheduled monthly payments but no prepayments, on such Mortgage Loan thereafter.

        As of the Cut-off Date, none of the Mortgage Loans will be one month or more delinquent in payment of principal and interest. For a description of the methodology used to categorize mortgage loans as delinquent, see "Pooling and Servicing Agreement--The Master Servicer" herein.

       Approximately ____% of the Mortgage Loans will be Buydown Mortgage Loans.

        No  Mortgage   Loan   provides   for   deferred   interest  or  negative
amortization.

        Included below is a table showing the "Credit Scores" for certain Mortgagors. Credit Scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. In addition, Credit Scores may be obtained by Residential Funding after the origination of a mortgage loan if the Seller does not provide to Residential Funding a Credit Score. Credit Scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization. Information utilized to create a Credit Score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the differences between mortgage loans and consumer loans generally, or the specific characteristics of the related mortgage loan (for example, the Loan-to-Value Ratio, the collateral for the mortgage loan, or the debt to income ratio). There can be no assurance that the Credit Scores of the Mortgagors will be an accurate predictor of the likelihood of repayment of the related Mortgage Loans or that any Mortgagor's Credit Score would not be lower if obtained as of the date hereof.



                                   Credit Score Distribution

                                              Number of                           Percent of
Credit Score Range                         Mortgage Loans    Principal Balance  Mortgage Pool

 .........................................                   $                                 %
 .........................................
 .........................................



                                             S-18





 .........................................
 .........................................
 .........................................
 .........................................
 .........................................
 .........................................
 .........................................
 .........................................
 .........................................
Not Available (1)........................
Subtotal with Credit Score...............
Total Pool...............................

----------


(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related Seller and Mortgage Loans where no credit history can be obtained from the related mortgagor.

        Set forth below is a description of certain additional characteristics of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated). All percentages of the Mortgage Loans are approximate percentages by aggregate principal balance as of the Cut-off Date (except as otherwise indicated). Unless otherwise specified, all principal balances of the Mortgage Loans are as of the Cut-off Date and are rounded to the nearest dollar.


                                        Mortgage Rates






                                Number of                                 Percentage
Mortgage Rates (%)            Mortgage Loans Principal Balance          of Mortgage Pool

 .............................                                  $                              %
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
          Total..............                       $                                         .   %
                                         ===        ============                           ======

        As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans will be approximately ______% per annum.


                           Original Mortgage Loan Principal Balances





                                Number of                                Percentage of
Original Mortgage Loan BalanceMortgage Loans Principal Balance           Mortgage Pool



$............................                                  $                              %
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................                                                                 .
           Total.............                       $                                         .   %
                                         ===        ============                           ======

     As of the Cut-off Date, the average unpaid principal balance of the Mortgage Loans will be approximately $-------.


                                 Original Loan-To-Value Ratios





                                Number of
                              Mortgage Loans                             Percentage of
Original Loan-to-Value Ratio (%)             Principal Balance           Mortgage Pool

 .............................                                  $                              %
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................                                                                 .
     Total...................                       $                                         .   %
                                         ===        ============                          =======


        The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will be approximately
----%.



                       Geographic Distributions of Mortgaged Properties






                                Number of                                Percentage of
State                         Mortgage Loans Principal Balance           Mortgage Pool

California...................                                  $                              %
Connecticut..................
Illinois.....................
New Jersey...................
New York.....................
Other (1)....................                                                                 .
                                         ---       -------------                           ----
          Total..............                       $                                         .   %
                                         ===        ============                           ======



(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually.

        No more than ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area in California and no more than ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area outside California.


                                    Mortgage Loan Purpose






                                Number of                                Percentage of
Loan Purpose                  Mortgage Loans Principal Balance           Mortgage Pool

Purchase.....................                                  $                              %
Rate/Term Refinance..........
Equity Refinance.............                                                                 .
                                         ---       -------------                           ----
         Total...............                       $                                         .   %
                                         ===        ============                           ======

        The weighted average Loan-to-Value Ratio at origination of rate and term refinance Mortgage Loans will be____%. The weighted average Loan-to-Value Ratio at origination of equity refinance Mortgage Loans will be ____%.


                               Mortgage Loan Documentation Types






                                Number of                                Percentage of
Documentation Type            Mortgage Loans Principal Balance           Mortgage Pool

Full.........................                                  $                              %
Reduced......................                                                                 .
                                         ---       -------------                           ----
         Total...............                       $                                         .   %
                                         ===        ============                           ======


        The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans which were underwritten under a reduced loan documentation program will be ____%. No more than ____% of such reduced loan documentation Mortgage Loans will be secured by Mortgaged Properties located in California.

        ____% of the Mortgage Loans were underwritten pursuant to a streamlined refinancing documentation program, which permits certain mortgage loans to be refinanced with only limited verification or updating of underwriting information obtained at the time that the refinanced mortgage loan was underwritten. See "Mortgage Loan Program--Underwriting Standards" in the Prospectus.


                                        Occupancy Types



                                             Number of                        Percentage of
Occupancy                                  Mortgage LoansPrincipal Balance    Mortgage Pool

Primary Residence.........................                                $                   %
Second/Vacation...........................
Non Owner-occupied........................                                                    .
                                                    ----   ----------------                ----
          Total...........................                     $                              .   %
                                                     ===       ============                ======


                                   Mortgaged Property Types






                                 Number of                                Percentage of
Property Type                  Mortgage Loans Principal Balance           Mortgage Pool

Single-family detached........                                  $                             %
Planned Unit Developments (detached)
Two- to four-family units.....
Condo Low-Rise (less than 5 stories)
Condo Mid-Rise (5 to 8 stories)
Condo High-Rise (9 stories or more)
Townhouse.....................
Planned Unit Developments (attached)
Cooperative Units.............
Leasehold.....................                                                                .
                                         ----      --------------                          ----




                                             S-22





           Total..............                       $                                        .   %
                                          ===        ============                          =======

        [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Seller shall have represented to the Company that, among other things: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage Loan.]


                         Net Mortgage Rates of Discount Mortgage Loans


                                          Number of           Principal        Percent of
       Net Mortgage Rate(%)            Mortgage Loans          Balance        Mortgage Pool
 ...................................                                        $               %
 ...................................
 ...................................
 ...................................
 ...................................
Total..............................                              $                         %
                                                      ===        ===========           ====

        As of the Cut-off Date, the weighted average of the Discount Fractions of the Discount Mortgage Loans was approximately ______%.

        [Certain aspects of the Cooperative Loans included in the Mortgage Pool differ from those of other types of Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans--Cooperative Loans" in the Prospectus.]

Primary Mortgage Insurance and Primary Hazard Insurance

        Each Mortgage Loan is required to be covered by a standard hazard insurance policy (a "Primary Hazard Insurance Policy"). In addition, to the best of the Depositor's knowledge, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of ______% will be insured by a primary mortgage insurance policy (a "Primary Insurance Policy") covering at least ___% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between _____% and _____%, at least ___% of such balance if the Loan-to-Value Ratio is between _____% and _____%. Substantially all of such Primary Insurance Policies were issued by General Electric Mortgage Insurance Corporation, Mortgage Guaranty Insurance Corporation, United Guaranty Residential Insurance Company, PMI Mortgage Insurance Company, Commonwealth Mortgage Assurance Company, Republic Mortgage Insurance Company or Amerin Guaranty Corporation (collectively, the "Primary Insurers"). Each Primary Insurer has a claims paying ability currently acceptable to the Rating Agencies that have been requested to rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims. See "Insurance Policies on Mortgage Loans" in the Prospectus.

Additional Information

        The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Offered Certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate. A limited number of other mortgage loans may be added to the Mortgage Pool prior to the issuance of the Offered Certificates. The Depositor believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered

Certificates are issued although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

        A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Current Report on Form 8-K.


                                DESCRIPTION OF THE CERTIFICATES

General

        The Series _____-S__ Mortgage Pass-Through Certificates will include the following thirteen classes (the "Senior Certificates"): (i) Class A-1 Certificates (the "PAC Certificates"); (ii) Class A-2 Certificates (the "TAC Certificates"); (iii) Class A-3 Certificates (the "Accretion Directed Certificates"); (iv) Class A-4 Certificates (the "Accrual Certificates"); (v) Class A-5 Certificates (the "Floater Certificates"); (vi) Class A-6 Certificates (the "Inverse Floater Certificates"; and together with the Floater Certificates, the "Adjustable Rate Certificates"); (vii) Class A-7 Certificates (the "Lockout Certificates"); (viii) Class A-8 Certificates (the "Super Senior Certificates");
(ix) Class A-9 Certificates (the "Senior Support Certificates"); (x) Class A-P Certificates (the "Principal Only Certificates"); (xi) Class A-V Certificates (the "Variable Strip Certificates"); and (viii) Class R-I Certificates and Class R-II Certificates (collectively the "Residual Certificates"). In addition to the Senior Certificates, the Series _____-S__ Mortgage Pass-Through Certificates will also include six classes of subordinate certificates which are designated as the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (collectively, the "Class M Certificates") and the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (collectively, the "Class B Certificates" and, together with the Class M Certificates and Senior Certificates, the "Certificates"). Only the Senior Certificates and Class M Certificates (together, the "Offered Certificates") are offered hereby. See "Index of Principal Definitions" in the Prospectus for the meanings of capitalized terms and acronyms not otherwise defined herein.

        The Certificates will evidence the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of: (i) the Mortgage Loans; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) any applicable Primary Insurance Policies and Primary Hazard Insurance Policies; and (v) all proceeds of any of the foregoing.

        The Principal Only Certificates will be entitled to payments based on the Discount Fraction of the Discount Mortgage Loans. A "Discount Mortgage Loan" is any Mortgage Loan with a Net Mortgage Rate less than ____% per annum. With respect to each Discount Mortgage Loan, the "Discount Fraction" is equal to a fraction, expressed as a percentage, the numerator of which is ____% minus the Net Mortgage Rate for such Discount Mortgage Loan and the denominator of which is ____%. The Mortgage Loans other than the Discount Mortgage Loans are referred to herein as the "Non-Discount Mortgage Loans."

        The Senior Certificates (other than the Principal Only, Variable Strip and Residual Certificates) and the Class M Certificates (together, the "DTC Registered Certificates") will be available only in book-entry form through facilities of The Depository Trust Company ("DTC"). The DTC Registered
Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants. The DTC Registered Certificates will be issued in minimum denominations of $25,000 (or $250,000 in the case of the Class M-2 Certificates and Class M-3 Certificates) and integral multiples of $1 in excess thereof. The Principal Only Certificates will be issued in registered, certificated form in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof, except for one Principal Only Certificate evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Principal Balance of such class of Certificates. The Variable Strip Certificates and Residual Certificates will be issued in registered, certificated form in minimum denominations of a 20% Percentage Interest, except, in the case of one Class R Certificate, as otherwise set forth herein under "Certain Federal Income Tax Consequences."

        The DTC Registered Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No Beneficial Owner will be entitled to receive a certificate of such class in fully registered form (a "Definitive Certificate"), except as set forth below under "--Book-Entry Registration of Certain of the Senior Certificates--Definitive Certificates." Unless and until Definitive Certificates are issued for the DTC Registered Certificates under the limited circumstances described herein, all references to actions by Certificateholders with respect to the DTC Registered Certificates shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the DTC Registered Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the DTC Registered Certificates, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.

        DTC has advised the Depositor that management of DTC is aware that some computer applications, systems and the like for processing data ("Systems") that are dependent upon calendar dates, including dates before, on and after January 1, 2000, may encounter "Year 2000" problems. DTC has informed its Participants and other members of the financial community (the "Industry") that it has developed and is implementing a program so that its Systems, as they relate to the timely payment of distributions (including principal and income payments) to securityholders, book-entry deliveries and settlement of trades with DTC ("DTC Services") continue to function appropriately. This program includes a technical assessment and a remediation plan, each of which is complete. Additionally, DTC's plan includes a testing phase, which, DTC has advised the Industry, is expected to be completed within appropriate time frames.

        However, DTC's ability to perform properly its services is also dependent upon other parties, including but not limited to issuers and their agents, as well as DTC's Participants and third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others. DTC has informed the Industry that it is contacting (and will continue to contact) third party vendors from whom DTC acquires services to (i) impress upon them the importance of such services being Year 2000 compliant; and (ii) determine the extent of their efforts for Year 2000 remediation (and, as appropriate, testing) of their services. In addition, DTC is in the process of developing such contingency plans as it deems appropriate.

        According to DTC, the foregoing information with respect to DTC has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

Book-Entry Registration of Certain of the Offered Certificates

        General. Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the related DTC Registered Certificates may do so only through Participants and Indirect Participants. In addition, Beneficial Owners will receive all distributions of principal of and interest on the related DTC Registered Certificates from the Paying Agent through DTC and Participants. Accordingly, Beneficial Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued for the related DTC Registered Certificates, it is anticipated that the only registered Certificateholder of such DTC Registered Certificates will be Cede, as nominee of DTC. Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC, its Participants and Indirect Participants.

        Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of DTC Registered Certificates among Participants and to receive and transmit distributions of principal of, and interest on, such DTC Registered Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to such DTC Registered Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates evidencing their interests in the DTC Registered Certificates, the Rules provide a mechanism by which Beneficial Owners, through their Participants and Indirect Participants, will receive distributions and will be able to transfer their interests in the DTC Registered Certificates.

        None of the Depositor, the Master Servicer or the Trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Definitive Certificates. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates--Form of Certificates."

        Upon the occurrence of an event described in the Prospectus in the third paragraph under "Description of the Certificates--Form of Certificates," the Trustee is required to notify, through DTC, Participants who have ownership of DTC Registered Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their DTC Registered Certificates. Upon surrender by DTC of the definitive certificates representing the DTC
Registered Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the DTC Registered Certificates as Definitive Certificates issued in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

        For  additional   information  regarding  DTC  and  the  DTC  Registered
Certificates, see "Description of the Certificates--Form of Certificates" in the Prospectus.

Available Distribution Amount

        The "Available Distribution Amount" for any Distribution Date is equal to (i) the aggregate amount of scheduled payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related master servicing fees and any subservicing fees (collectively, the "Servicing Fees"), (ii) certain unscheduled payments, including Mortgagor prepayments on the Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month and (iii) all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the Master Servicer and any Subservicer. In addition to the foregoing amounts, with respect to unscheduled collections, not including Mortgagor prepayments, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. As described herein under "--Principal Distributions on the Senior Certificates," any such amount with respect to which such election is so made shall be treated as having been received on the last day of the preceding calendar month for the purposes of calculating the amount of principal and interest distributions to any class of Certificates. With respect to any Distribution Date, (i) the "Due Date" is the first day of the month in which such Distribution Date occurs and (ii) the "Determination Date" is the 20th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately succeeding business day.

Interest Distributions

        Holders of each class of Senior Certificates (other than the Principal Only Certificates) will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date, commencing on the first Distribution Date in the case of all classes of Senior Certificates entitled to interest distributions. Holders of each class of Class M Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount for such

Distribution Date after distributions of interest and principal to the Senior Certificates, reimbursements for certain Advances to the Master Servicer and distributions of interest and principal to any class of Class M Certificates having a higher payment priority.

        With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Variable Strip Certificates and Principal Only Certificates), interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Certificates of such class immediately prior to such Distribution Date at the related Pass-Through Rate and (b) in the case of the Variable Strip Certificates, interest accrued during the related Interest Accrual Period on the related Notional Amount immediately prior to such Distribution Date at the then-applicable Pass-Through Rate on such class for such Distribution Date; in each case less interest shortfalls, if any, allocated thereto for such Distribution Date to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to the Class M Certificates to the extent not covered by the Subordination provided by the Class B Certificates and any class or classes of Class M Certificates having a lower payment priority, including in each case:

               (i) any Prepayment Interest Shortfall (as defined below) to the extent not covered by the Master Servicer as described below;

               (ii) the interest portions of Realized Losses (including Special Hazard Losses in excess of the Special Hazard Amount ("Excess Special Hazard Losses"), Fraud Losses in excess of the Fraud Loss Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses")) not allocated through Subordination;

               (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses; and

               (iv) any other interest shortfalls not covered by Subordination, including interest shortfalls relating to the Relief Act or similar legislation or regulations, all allocated as described below.

Such reductions will be allocated among the holders of all classes of Certificates in proportion to the respective amounts of Accrued Certificate
Interest that would have been payable on such Distribution Date absent such reductions. In the case of each class of Class M Certificates, Accrued Certificate Interest on such class will be further reduced by the allocation of the interest portion of certain losses thereto, if any, as described below under "--Allocation of Losses; Subordination." Accrued Certificate Interest on each class of Senior Certificates will be distributed on a pro rata basis. Accrued Certificate Interest on each class of Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Principal Only Certificates are not entitled to distributions of interest.

        The "Interest Accrual Period" for all classes of Certificates is the calendar month preceding the month in which the Distribution Date occurs.

        The "Prepayment Interest Shortfall" for any Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) resulting from Mortgagor prepayments on the Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related Mortgage Loans as of the Due Date in the month of prepayment. However, with respect to any Distribution Date, any Prepayment Interest
Shortfalls resulting from prepayments in full during the preceding calendar month will be offset by the Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to the lesser of
(a) one-twelfth of 0.125% of the Stated Principal Balance (as defined herein) of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to such Distribution Date. Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the Master

Servicer from master servicing compensation or otherwise. No assurance can be given that the master servicing compensation available to cover Prepayment Interest Shortfalls will be sufficient therefor. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" herein.

        If on any Distribution Date the Available Distribution Amount is less than Accrued Certificate Interest on the Senior Certificates for such Distribution Date, the shortfall will be allocated among the holders of all classes of Senior Certificates in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date. In addition, the amount of any such interest shortfalls that are covered by Subordination (specifically, interest shortfalls not described in clauses (i) through (iv) in the third preceding paragraph) will be unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of such classes entitled to such amounts on subsequent Distribution Dates, in each case to the extent of available funds after interest distributions as required herein. Such shortfalls could occur, for example, if delinquencies on the Mortgage Loans were exceptionally high and were concentrated in a particular month and Advances by the Master Servicer did not cover the shortfall. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the limited extent described in the preceding paragraph with respect to Prepayment Interest Shortfalls resulting from prepayments in full.

        The Pass-Through Rates on all classes of Offered Certificates (other than [the Adjustable Rate,] Variable Strip and Principal Only Certificates) are fixed and are set forth on page S-__ hereof.

     [The Pass-Through Rates on the Adjustable Rate Certificates are calculated as follows:

               (1) The Pass-Through Rate on the Class A-5 Certificates with respect to the initial Interest Accrual Period is _____% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to ____% plus the arithmetic mean of the London interbank offered rate quotations for one-month Eurodollar deposits, determined monthly as set forth herein ("LIBOR") (subject to a maximum rate of ____% per annum and a minimum rate of ____% per annum).

               (2) The Pass-Through Rate on the Class A-6 Certificates with respect to the initial Interest Accrual Period is _______% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to _________% minus the product of LIBOR and _________ (subject to a maximum rate of __________% per annum and a minimum rate of 0.00% per annum).

        The Pass-Through Rates on the Adjustable Rate Certificates for the current and immediately preceding Interest Accrual Period may be obtained by telephoning the Trustee at (312) 407-4660.]

        The Pass-Through Rate on the Variable Strip Certificates on each Distribution Date will equal the weighted average, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each of the Mortgage Loans in the Mortgage Pool. The "Pool Strip Rate" on any Mortgage Loan is equal to the Net Mortgage Rate thereon minus ____% (but not less than 0.00%). The "Net Mortgage Rate" on each Mortgage Loan is equal to the Mortgage Rate thereon minus the rate per annum at which the related master servicing and subservicing fees accrue (the "Servicing Fee Rate"). As of the Cut-off Date, the Pool Strip Rates on the Mortgage Loans range between 0.00% and ____% per annum. The initial Pass-Through Rate on the Variable Strip Certificates is ______% per annum.

        As described herein, the Accrued Certificate Interest allocable to each class of Certificates (other than the Principal Only Certificates, which are not entitled to distributions in respect of interest) is based on the Certificate Principal Balance thereof or, in the case of the Variable Strip Certificates, on the Notional Amount. The "Certificate Principal Balance" of any Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein, provided that, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of any Certificate of the class of Class M Certificates outstanding with the lowest payment priority shall equal the percentage interest evidenced thereby multiplied by the excess, if any, of (i) the then-aggregate Stated Principal Balance of all of the Mortgage Loans over (ii) the then-aggregate Certificate Principal Balance of all other classes of Certificates then outstanding.

        As of any date of determination, the "Notional Amount" of the Variable Strip Certificates is equal to the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such date. At the option of the initial holder of the Variable Strip Certificates, any Variable Strip Certificate can be exchanged by such holder for one or more Variable Strip Certificates that represent, in the aggregate, the same Notional Amount, and the Pass-Through Rate and Notional Amount of each Variable Strip Certificate so exchanged will be based on the Pool Strip Rates and Stated Principal Balances of the Mortgage Loans corresponding to such Variable Strip Certificate. Reference to a Notional Amount with respect to any Variable Strip Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.

[Determination of LIBOR

        LIBOR for any Interest Accrual Period after the initial Interest Accrual Period will be determined as described below.

        On each Distribution Date, LIBOR shall be established by the Trustee and as to any Interest Accrual Period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service  for  displaying  LIBOR or  comparable  rates as may be  selected by the
Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in the U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 A.M., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or in the case of the first LIBOR Rate Adjustment Date, _____% with respect to the Adjustable Rate Certificates; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.]

Principal Distributions on the Senior Certificates

        Except as provided below, holders of the Senior Certificates (other than the Variable Strip Certificates, which are not entitled to distributions of principal, and the Principal Only Certificates) will be entitled to receive on each

Distribution Date, in the priority set forth herein and to the extent of the portion of the Available Distribution Amount remaining after the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Senior Certificates for such Distribution Date (the "Senior Interest Distribution Amount") and the Principal Only Distribution Amount (as defined below) are distributed, a distribution allocable to principal equal to the sum of the following:

               (i) the product of (A) the then-applicable Senior Percentage (as defined below) and (B) the aggregate of the following amounts:

                      (1) the principal portion of all scheduled monthly payments on the Mortgage Loans (other than the related Discount Fraction of the principal portion of such payments, with respect to each Discount Mortgage Loan) due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions, as defined below (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan), which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

                      (2) the principal portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each Discount Mortgage Loan) as required by the Pooling and Servicing Agreement during the preceding calendar month; and

                      (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial Mortgagor prepayments and any amounts received in connection with a Final Disposition (as defined below) of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

               (ii) in connection with the Final  Disposition of a Mortgage Loan
        (x) that occurred in the preceding calendar month and (y) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of:

                      (1) the  then-applicable  Senior  Percentage of the Stated
               Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan); and

                      (2) the  then-applicable  Senior Accelerated  Distribution
               Percentage  (as  defined   below)  of  the  related   unscheduled
               collections, including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal (in each case other than the portion of such collections, with respect to a Discount Mortgage Loan, included in clause (iii) of the definition of "Principal Only Distribution Amount" below);

               (iii) the then-applicable Senior Accelerated Distribution Percentage of the aggregate of all full and partial Mortgagor prepayments made by the respective Mortgagors of the Mortgage Loans during the preceding calendar month (other than the related Discount Fraction of such Mortgagor prepayments, with respect to each Discount Mortgage Loan);

               (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date; and

               (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Class M Certificates or Class B Certificates.

        With respect to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Principal Only Distribution Amount have been distributed and (b) the sum of the amounts described in clauses (i) through (v) of the immediately preceding paragraph is hereinafter referred to as the "Senior Principal Distribution Amount."

        With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date, as reduced by any amount calculated pursuant to clause (v) of the definition of "Principal Only Distribution Amount."

        Holders of the Principal Only Certificates will be entitled to receive on each Distribution Date, to the extent of the excess, if any, of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed, a distribution allocable to principal (the "Principal Only Distribution Amount") equal to the aggregate of:

               (i) the related Discount Fraction of the principal portion of the scheduled monthly payment on each Discount Mortgage Loan due on the related Due Date, whether or not received on or prior to the related Determination Date, less the Discount Fraction of the principal portion of any related Debt Service Reductions which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

               (ii) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Final Disposition of a Discount Mortgage Loan described in clause (iii) below), including full and partial Mortgagor prepayments, repurchases of Discount Mortgage Loans (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement, Liquidation Proceeds and Insurance Proceeds, to the extent applied as recoveries of principal;

               (iii) in connection with the Final Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (b) the aggregate amount of collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

               (iv)  any  amounts   allocable  to  principal  for  any  previous
        Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed; and

               (v) with respect to each Final Disposition of a Discount Mortgage Loan in connection with such Distribution Date or any prior Distribution Date, to the extent that the amount included under clause (iii) above for such Distribution Date was less than the amount described in (a) under clause (iii) above (each such shortfall, a "Principal Only Collection Shortfall"), an amount equal to the aggregate of the Principal Only Collection Shortfalls, less any amounts paid pursuant to this clause on a prior Distribution Date, until paid in full; provided, that distributions pursuant to this clause (v) shall only be made to the extent of Eligible Funds (as described below) on any Distribution Date.

        A "Final Disposition" of a defaulted Mortgage Loan is deemed to have occurred upon a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        "Eligible Funds" on any Distribution Date means the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of the Senior Interest Distribution Amount, the Senior Principal Distribution Amount (determined without regard to clause (iv) thereof), the Principal Only Distribution Amount (determined without regard to clause (v) thereof) and the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates. Notwithstanding any other provision hereof, any distribution in respect of any Principal Only Collection Shortfall, to the extent not covered by any amounts otherwise distributable to the Class B-3 Certificates, shall result in a reduction of the amount of principal distributions on such Distribution Date on (i) first, the Class B-1 Certificates and Class B-2 Certificates and (ii) second, the Class M Certificates, in each case in reverse order of their payment priority.

        The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

        The "Senior Percentage," which initially will equal approximately _____% and will in no event exceed 100%, will be recalculated for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Principal Only Certificates) immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date. The "Subordinate Percentage" as of any date of determination is equal to 100% minus the Senior Percentage as of such date. The initial Senior Percentage is less than the initial percentage interest in the Trust Fund evidenced by the Senior Certificates in the aggregate because such percentage is calculated without regard to either the Certificate Principal Balance of the Principal Only Certificates or the Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan.

        The "Senior Accelerated Distribution Percentage" for any Distribution Date occurring prior to the Distribution Date in _____________ will equal 100%. The Senior Accelerated Distribution Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows:

               (i) for any Distribution Date during the sixth year after the Closing Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date;

               (ii) for any Distribution Date during the seventh year after the Closing Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date;

               (iii) for any Distribution Date during the eighth year after the Closing Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date;

               (iv) for any Distribution Date during the ninth year after the Closing Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and

               (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date.

If on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date will once again equal 100%.

        Any  scheduled   reduction  to  the  Senior   Accelerated   Distribution
Percentage described above shall not be made as of any Distribution Date unless either:

               (a)(i)(X) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50% or
        (Y) the outstanding principal balance of Mortgage

        Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2%, and

               (ii) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates; or

               (b)(i) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4%, and

               (ii) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates.

Notwithstanding the foregoing, upon reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero, the Senior Accelerated Distribution Percentage will equal 0%. See "Subordination" in the Prospectus.

        [The "Lockout Scheduled Percentage" for any Distribution Date occurring prior to the Distribution Date in ___________will be 0% and for any Distribution Date thereafter, will be 100%. The "Lockout Prepayment Percentage" for any Distribution Date occurring prior to the Distribution Date in ____________ will be 0%. The Lockout Prepayment Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.]

        Distributions   of  principal  on  the  Senior   Certificates   on  each
Distribution Date will be made (after distribution of the Senior Interest Distribution Amount as described under "Interest Distributions"), as follows:

        (a) Prior to the occurrence of the Credit Support Depletion Date (as defined below):

               (i) the Principal Only Distribution Amount shall be distributed to the Principal Only Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance is reduced to zero;

               [(ii) an amount equal to the Accrual Distribution Amount shall be distributed to the Class A-3 and Class A-4 Certificates in the following manner and priority:

                    (A)  first,  to  the  Class  A-3  Certificates,   until  the
               Certificate  Principal  Balance thereof has been reduced to zero;
               and

                    (B) second, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (iii) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above shall be distributed to the Class R-I and Class R-II Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

               (iv) from the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii) above, to the Class A-7 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero, an amount equal to the sum of the following:

                    (A) the Class A-7 Certificates' pro rata share (based on the
               Certificate  Principal  Balance thereof relative to the aggregate
               Certificate Principal Balance of all classes of Certificates (other than the Principal Only Certificates)) of the aggregate of the amounts described in clauses (i), (ii) and (vi) of the first paragraph under "Principal Distributions on the Senior Certificates" without any application of the Senior Percentage or Senior Accelerated Distribution Percentage; and

                    (B) the Lockout Prepayment  Percentage of such Certificates'
               pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Principal Only Certificates)) of the aggregate of the amounts described in clause (iii) of the first paragraph under "Principal Distribution on the Senior Certificates" without any application of the Senior Accelerated Distribution Percentage;

        provided  that if the aggregate of the amounts set forth in clauses (i),
        (ii),   (iii)  and  (vi)  of  the  first  paragraph   under   "Principal
        Distributions on the Senior Certificates" is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Principal Only Distribution Amount have been distributed, the amount paid to such Certificates pursuant to this clause (iv) shall be reduced by an amount equal to such Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Principal Only Certificates) of such difference; and

               (v) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (ii) through (iv) above shall be distributed in the following order of priority:

                    (A) first, concurrently, to the Class A-2 Certificates, Class A-8 Certificates and Class A-9 Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

                    (B) second,  concurrently,  until the Certificate  Principal
               Balance of the Class A-5 Certificates has been reduced to zero:

                          (1) _____________% to the Class A-6 Certificates; and

                          (2) _____________% to the Class A-5 Certificates;

                    (C) third,  concurrently,  until the  Certificate  Principal
               Balance of the Class A-6 Certificates has been reduced to zero:

                          (1) ______________% to the Class A-6 Certificates; and

                          (2) ______________% to the Class A-4 Certificates;

                    (D) fourth, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    (E) fifth,  concurrently,  to the Class A-1 Certificates and
               Class A-3 Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                    (F)  sixth,  to  the  Class  A-7   Certificates   until  the
               Certificate Principal Balance thereof has been reduced to zero.]

               (b) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Principal Only Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Principal Only Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount will be distributed as described under "Interest Distributions."

               (c) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Principal Only, Variable Strip, Class M and Class B Certificates, in each case as described herein.

        The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equals 100%.

        [The  following  table  sets  forth  for  each   Distribution  Date  the
applicable   Planned  Principal  Balances  for  the  PAC  Certificates  and  the
applicable Targeted Principal Balances for the TAC Certificates.

        There is no  assurance  that  sufficient  funds will be available on any
Distribution  Date  to  reduce  the  Certificate  Principal  Balance  of the PAC
Certificates and TAC Certificates to the Planned Principal Balance or Targeted Principal Balance, as applicable, for such Distribution Date, or that distributions thereon will not be made in excess of such amounts for such Distribution Date.

                  Planned Principal Balances and Targeted Principal Balances


Distribution Date                Planned Principal Balances      Targeted Principal Balances

Initial Balance................. $                               $
____________ 25, ____...........
____________ 25, ____...........
____________ 25, ____ and thereafter


        The Planned Principal Balance and Targeted Principal Balance for each Distribution Date set forth in the tables above were calculated based on certain assumptions, including the assumption that prepayments on the Mortgage Loans occur each month at a constant level between approximately ___% SPA and approximately ___% SPA with respect to the PAC Certificates and that prepayments on the Mortgage Loans occur at a constant level of approximately ___% SPA, with respect to the TAC Certificates. The performance of the Mortgage Loans may differ from the assumptions used in determining the Planned Principal Balance and Targeted Principal Balance. The Planned Principal Balance and Targeted Principal Balance set forth in the tables above are final and binding regardless of any error or alleged error in making such calculations.

        There can be no assurance that funds available for distributions of principal in reduction of the Certificate Principal Balance of the PAC Certificates and TAC Certificates will be sufficient or will not be in excess of, amounts needed to reduce such Certificate Principal Balances and amounts to the applicable Planned Principal Balance and Targeted Principal Balance for any Distribution Date. Distributions in reduction of the Certificate Principal Balance of the PAC Certificates or TAC Certificates may commence significantly earlier (other than as to a class for which the above tables reflect a distribution on the first Distribution Date) or later than the first Distribution Date for such class shown in the tables above. Distributions of principal in reduction of the Certificate Principal Balance of the PAC Certificates or TAC Certificates may end significantly earlier or later than the last Distribution Date for such class shown in the above tables. See "Prepayment and Yield Considerations" herein for a further discussion of the assumptions used to produce the above tables and the effect of prepayments on the Mortgage Loans on the rate of payments of principal and on the weighted average lives of such Certificates.]


Principal Distributions on the Class M Certificates

        Holders of each class of the Class M Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after (a) the sum of the Senior Interest Distribution Amount, Principal Only Distribution Amount and Senior Principal
Distribution Amount is distributed, (b) reimbursement is made to the Master Servicer for certain Advances remaining unreimbursed following the final liquidation of the related Mortgage Loan to the extent described below under "Advances," (c) the aggregate amount of Accrued Certificate Interest and principal required to be distributed to any class of Class M Certificates having a higher payment priority on such Distribution Date is distributed to holders of such class of Class M Certificates and (d) the aggregate amount of Accrued
Certificate Interest required to be distributed to such class of Class M Certificates on such Distribution Date is distributed to such Class M Certificates, a distribution allocable to principal in the sum of the following:

               (i) the product of (A) the then-applicable related Class M Percentage (as defined below) and (B) the aggregate of the following amounts:

                    (1) the principal  portion of all scheduled monthly payments on the Mortgage Loans (other than the related Discount Fraction of the principal portion of such payments with respect to a Discount Mortgage Loan) due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to a Discount Mortgage Loan) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

                    (2) the principal  portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) (other than the related Discount Fraction of the principal portion of such proceeds with respect to a Discount Mortgage Loan) as required by the Pooling and Servicing Agreement during the preceding calendar month; and

                    (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial Mortgagor prepayments and any amounts received in connection with a Final Disposition of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal amount of such unscheduled collections, with respect to a Discount Mortgage Loan);

               (ii) such class' pro rata share, based on the Certificate Principal Balance of each class of Class M Certificates and Class B Certificates then outstanding, of all amounts received in connection with the Final Disposition of a Mortgage Loan (other than the related Discount Fraction of such amounts with respect to a Discount Mortgage
        Loan) (x) that occurred during the preceding calendar month and (y) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, to the extent applied as recoveries of principal and to the extent not otherwise payable to the Senior Certificates;

               (iii)the portion of full and partial Mortgagor prepayments (other than the Discount Fraction of such Mortgagor prepayments with respect to a Discount Mortgage Loan) made by the respective Mortgagors during the preceding calendar month allocable to such class of Class M Certificates as described below;

               (iv) if such class is the most senior class of Certificates then outstanding, an amount equal to the Excess Subordinate Principal Amount, if any; and

               (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which were allocated to any class of Class M Certificates with a lower payment priority or the Class B Certificates.

        References herein to "payment priority" of the Class M Certificates refer to a payment priority among such classes as follows: first, to the Class M-1 Certificates; second, to the Class M-2 Certificates; and third, to the Class M-3 Certificates.

        As to each class of Class M Certificates, on any Distribution Date, any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the class of Class M Certificates outstanding on such Distribution Date with the lowest payment priority, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

        All Mortgagor prepayments not otherwise distributable to the Senior Certificates will be allocated on a pro rata basis among the class of Class M Certificates with the highest payment priority then outstanding and each other class of Class M Certificates and Class B Certificates for which certain loss levels established for such class in the Pooling and Servicing Agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to any Class M-2, Class M-3 or Class B Certificates, respectively, only if the sum of the current percentage interests in the Mortgage Pool evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the Mortgage Pool evidenced by such class and each class, if any, subordinate thereto.

        The Class M-1, Class M-2 and Class M-3 Percentages, which initially will equal approximately ____%, ____% and ____%, respectively, and will in no event exceed 100%, will each be adjusted for each Distribution Date to be the percentage equal to the Certificate Principal Balance of the related class of Class M Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date. The initial Class M-1, Class M-2 and Class M-3 Percentages are greater than the initial percentage interests in the Trust Fund evidenced by the Class M-1, Class M-2 and Class M-3 Certificates, respectively, because the Class M-1, Class M-2 and Class M-3 Percentages are calculated without regard to the Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan.

        As stated above under "--Principal Distributions on the Senior Certificates," the Senior Accelerated Distribution Percentage will be 100% during the first five years after the Closing Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and will thereafter equal 100% whenever the Senior Percentage exceeds the initial Senior Percentage. Furthermore, as set forth herein, the Senior Accelerated Distribution Percentage will exceed the Senior Percentage during the sixth through ninth years following the Closing Date, and scheduled reductions to the Senior Accelerated Distribution Percentage are subject to postponement based on the loss and delinquency experience of the Mortgage Loans. Accordingly, each class of the Class M Certificates will not be entitled to any Mortgagor prepayments for at least the first five years after the Closing Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) have been reduced to zero before the end of such period), and may receive no Mortgagor prepayments or a disproportionately small portion of Mortgagor prepayments relative to the related Class M Percentage during certain periods thereafter. See "--Principal Distributions on the Senior Certificates" herein.

Allocation of Losses; Subordination

        The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to each class of Class M Certificates by the Class B Certificates and by any class of Class M Certificates subordinate thereto will cover Realized Losses on the Mortgage Loans that are Defaulted Mortgage Losses, Fraud Losses, Bankruptcy Losses and Special Hazard Losses (as defined herein). Any such Realized Losses which are not Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated as follows: first, to the Class B Certificates; second, to the Class M-3 Certificates; third, to the Class M-2 Certificates; and fourth, to the Class M-1 Certificates, in each case until the Certificate Principal Balance of such class of Certificates has been reduced to zero; and thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Loss, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the remaining classes of Senior Certificates on a pro rata basis [,except that the Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates, until the Certificate Principal Balance of the Senior Support Certificates has been reduced to zero]. Any allocation of a Realized Loss (other than a Debt Service Reduction) to a Certificate will be made by reducing the Certificate Principal Balance thereof, in the case of the principal portion of such Realized Loss, in each case until the Certificate Principal Balance of such class has been reduced to zero, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the month following the calendar month in which such Realized Loss was incurred. In addition, any such allocation of a Realized Loss to a Class M Certificate may also be made by operation of the payment priority to the Senior Certificates set forth under "--Principal Distributions on the Senior Certificates" and any class of Class M Certificates with a higher payment priority. As used herein, "Debt Service Reduction" means a reduction in the amount of the monthly payment due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. As used herein, "Subordination" refers to the provisions discussed above for the sequential allocation of Realized Losses among the various classes, as well as all provisions effecting such allocations including the priorities for distribution of cash flows in the amounts described herein. [senior support?]
        As described in the Prospectus, under certain circumstances the Master Servicer may permit the modification of a defaulted Mortgage Loan to reduce the applicable Mortgage Rate or to reduce the outstanding principal amount thereof (a "Servicing Modification"). Any such principal reduction shall constitute a Realized Loss at the time of such reduction, and the amount by which each Monthly Payment is reduced by any such Mortgage Rate reduction shall constitute a Realized Loss in the month in which each such reduced Monthly Payment is due. Servicing Modification reductions shall be allocated when incurred (as provided above) in the same manner as other Realized Losses as described herein. Any Advances made on any Mortgage Loan will be reduced to reflect any related Servicing Modifications previously made. No Servicing Modification will have the effect of reducing the Mortgage Rate below the sum of the Servicing Fee Rate and the Pool Strip Rate as in effect at the Cut-off Date. As used herein, the Mortgage Rate and Net Mortgage Rate as to any Mortgage Loan will not be reduced by any Servicing Modification.

        Allocations of the principal portion of Debt Service Reductions to each class of Class M Certificates and Class B Certificates will result from the priority of distributions of the Available Distribution Amount as described herein, which distributions shall be made first to the Senior Certificates, second to the Class M Certificates in the order of their payment priority and third to the Class B Certificates. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not reduce the level of Subordination, as such term is defined herein, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders or the Class M Certificateholders, as applicable. The holders of the Offered Certificates will not be entitled to any additional payments with respect to Realized Losses from amounts otherwise distributable on any classes of Certificates subordinate thereto (except in limited circumstances in respect of any Excess Subordinate Principal Amount, or in the case of Principal Only Collection Shortfalls, to the extent of Eligible Funds). Accordingly, the Subordination provided to the Senior Certificates (other than the Principal Only Certificates) and to each class of Class M Certificates by the respective classes of Certificates subordinate thereto with respect to Realized Losses allocated on any Distribution Date will be effected primarily by increasing the Senior Percentage, or the respective Class M Percentage, of future distributions of principal of the remaining Mortgage Loans. Because the Discount Fraction of each Discount Mortgage Loan will not change over time, the protection from losses provided to the Principal Only Certificates by the Class M Certificates and

Class B Certificates is limited to the prior right of the Principal Only Certificates to receive distributions in respect of principal as described herein. Furthermore, principal losses on the Mortgage Loans that are not covered by Subordination will be allocated to the Principal Only Certificates only to the extent they occur on a Discount Mortgage Loan and only to the extent of the related Discount Fraction of such losses. Such allocation of principal losses on the Discount Mortgage Loans may result in such losses being allocated in an amount that is greater or less than would have been the case had such losses been allocated in proportion to the Certificate Principal Balance of the Principal Only Certificates. Thus, the Senior Certificates (other than the Principal Only Certificates) will bear the entire amount of losses that are not allocated to the Class M Certificates and Class B Certificates (other than the amount allocable to the Principal Only Certificates), which losses will be allocated among all classes of Senior Certificates (other than the Principal Only Certificates) as described herein.

        Because the Principal Only Certificates are entitled to receive in connection with the Final Disposition of a Discount Mortgage Loan, on any Distribution Date, an amount equal to all unpaid Principal Only Collection Shortfalls to the extent of Eligible Funds on such Distribution Date, shortfalls in distributions of principal on any class of Class M Certificates could occur under certain circumstances, even if such class is not the most subordinate class of Certificates then outstanding.

        Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, Extraordinary Losses or other losses of a type not covered by Subordination on Non-Discount Mortgage Loans will be allocated on a pro rata basis among the Senior Certificates (other than the Principal Only Certificates), Class M Certificates and Class B Certificates (any such Realized Losses so allocated to the Senior Certificates or Class M Certificates will be allocated without priority among the various classes of Senior Certificates (other than the Principal Only Certificates) or Class M Certificates). The principal portion of such losses on Discount Mortgage Loans will be allocated to the Principal Only Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the remaining Certificates on a pro rata basis. An allocation of a Realized Loss on a "pro rata basis" among two or more classes of Certificates means an allocation to each such class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of a Realized Loss, or based on the Accrued Certificate Interest thereon in respect of such Distribution Date in the case of an allocation of the interest portion of a Realized Loss.

        With respect to any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such Mortgage Loan was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the Master Servicer or the related Subservicer for Advances and expenses, including attorneys' fees) towards interest and principal owing on the Mortgage Loan. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referred to herein as "Realized Losses."

        In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount, Principal Only Distribution Amount and Senior Principal Distribution Amount, on each Distribution Date, holders of Senior Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Class M Certificates and Class B Certificates, to the extent necessary to satisfy the Senior Interest Distribution Amount, Principal Only Distribution Amount and Senior Principal Distribution Amount. Similarly, holders of the Class M Certificates have a right to distributions of the Available Distribution Amount prior to the rights of holders of the Class B Certificates, and holders of any class of Class M Certificates with a higher payment priority have a right to distributions of the Available Distribution Amount prior to the rights of holders of any class of Class M Certificates with a lower payment priority.

        The application of the Senior Accelerated Distribution Percentage (when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount will accelerate the amortization of the Senior Certificates (other than the Principal Only Certificates) in the aggregate relative to the actual amortization of the Mortgage Loans. The Principal Only Certificates will not receive more than the Discount Fraction of any unscheduled payment relating to a

Discount Mortgage Loan. To the extent that the Senior Certificates in the aggregate (other than the Principal Only Certificates) are amortized faster than the Mortgage Loans, in the absence of offsetting Realized Losses allocated to the Class M Certificates and Class B Certificates, the percentage interest evidenced by such Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class M and Class B Certificates), thereby increasing, relative to their respective Certificate Principal Balances, the Subordination afforded the Senior Certificates by the Class M Certificates and Class B Certificates collectively. In addition, if losses on the Mortgage Loans exceed the amounts described above under "--Principal Distributions on the Senior Certificates," a greater percentage of full and partial Mortgagor prepayments will be allocated to the Senior Certificates in the aggregate (other than the Principal Only Certificates) than would otherwise be the case, thereby accelerating the amortization of such Senior Certificates relative to the Class M and Class B Certificates.

        The priority of payments (including principal prepayments) among the Class M Certificates, as described herein, also has the effect during certain periods, in the absence of losses, of decreasing the percentage interest evidenced by any class of Class M Certificates with a higher payment priority, thereby increasing, relative to its Certificate Principal Balance, the Subordination afforded to such class of the Class M Certificates by the Class B Certificates and any class of Class M Certificates with a lower payment priority.

        The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses (the "Special Hazard Amount") through Subordination shall initially be equal to $_________. As of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $__________ less the sum of (A) any amounts allocated through Subordination in respect of Special Hazard Losses and (B) the Adjustment Amount. The Adjustment Amount will be equal to an amount calculated pursuant to the terms of the Pooling and Servicing Agreement. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus, except that Special Hazard Losses will not include and the Subordination will not cover Extraordinary Losses, and Special Hazard Losses will not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

        The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses (the "Fraud Loss Amount") through Subordination shall initially be equal to $_________. As of any date of determination after the Cut-off Date, the Fraud Loss Amount shall equal (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amounts allocated through Subordination with respect to Fraud Losses up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amounts allocated through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through Subordination.

        The aggregate amount of Realized Losses which may be allocated in connection with Bankruptcy Losses (the "Bankruptcy Amount") through Subordination will initially be equal to $________. As of any date of determination on or after the first anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, over (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class M Certificates or Class B Certificates through Subordination since such anniversary.

        Notwithstanding the foregoing, the provisions relating to Subordination will not be applicable in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

        The Special Hazard Amount,  Fraud Loss Amount and Bankruptcy  Amount are
subject  to  further   reduction   as   described   in  the   Prospectus   under
"Subordination."

Advances

        Prior to each Distribution Date, the Master Servicer is required to make Advances which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.

        Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Class B Certificates or Class M Certificates. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to Debt Service Reductions or the application of the Relief Act or similar legislation or regulations. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

        All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed in whole or in part following the final liquidation of the related Mortgage Loan, from any amounts otherwise distributable on any of the Class B Certificates or Class M Certificates; provided, however, that any such Advances that were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses are reimbursable to the Master Servicer out of any funds in the Custodial Account prior to distributions on any of the Certificates and the amount of such losses will be allocated as described herein. In addition, if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have been reduced to zero, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account prior to distributions on the Senior Certificates. The effect of these provisions on any class of the Class M Certificates is that, with respect to any Advance which remains unreimbursed following the final liquidation of the related Mortgage Loan, the entire amount of the reimbursement for such Advance will be borne first by the holders of the Class B Certificates or any class of Class M Certificates having a lower payment priority to the extent that such reimbursement is covered by amounts otherwise distributable to such classes, and then by the holders of such class of Class M Certificates (except as provided above) to the extent of the amounts otherwise distributable to them.


                                   YEAR 2000 CONSIDERATIONS


Overview of the Year 2000 Issue

        The Year 2000 ("Y2K") issue is the term generally used to describe the potential failure of information technology components on or after January 1, 2000 because existing computer programs, applications and microprocessors frequently use only two digits to identify a year. Since the Year 2000 is also a leap year, there could be additional business disruptions as a result of the inability of many computer systems to recognize February 29, 2000.

        The failure to correct or replace computer programs, applications and microprocessors with Y2K ready alternatives may adversely impact the operations of Residential Funding at the turn of the century. The responsibilities of Residential Funding as the Master Servicer include collecting payments from the Subservicers in respect of the Mortgage Loans, calculating the Available
Distribution Amount for each Distribution Date, remitting such amount to the Trustee prior to each Distribution Date, calculating the amount of principal and interest payments to be made to the

Certificateholders   on  each  Distribution  Date,  and  preparing  the  monthly statement to be sent to Certificateholders on each Distribution Date.

Overview of Residential Funding's Y2K Project

        In January 1997, Residential Funding commenced activities to determine the impact of Y2K on its critical computer systems. In April 1998, Residential Funding established a formal Y2K project team (the "Y2K Project Team") to address Y2K issues. The Y2K Project Team remains in place and continues to work on solving problems related to the Year 2000. In addition, the Y2K Project Team coordinates its efforts with the Y2K programs established by General Motors Acceptance Corporation and General Motors Corporation.

        Members of the Y2K Project Team, together with relevant personnel from Residential Funding's business units have developed and implemented a six-phase management strategy (as discussed below), which is being applied to information technology and non-information technology components ("Components") throughout the organization.
Residential Funding's Components primarily consist of the following:

o hardware, including mainframe computers, desktop computers and network devices;

o facilities equipment, including elevators, telephone systems, heating systems and security systems;

o software applications, including vendor purchased applications, in-house developed applications and end-user developed applications;

o    business  partner   communication   links,  which  primarily  provide  data
     transmissions to and from business partners; and

o    business   partners  data  systems,   which  primarily   process  data  for
     Residential Funding.

        The six phases by which the Y2K Project Team will seek to achieve Y2K readiness throughout Residential Funding are as follows:


                Phase                               Objective
Phase I -- Awareness                  To promote Y2K awareness throughout
                                      Residential  Funding.  Emphasis  has  been
                                      placed   on   ensuring   that   Components
                                      recently purchased (or to be purchased) by business units are Y2K ready prior to the implementation of such Components.

Phase II -- Inventory                 To (i) create an inventory of all
                                      Components and (ii) assess the Y2K risks
                                      associated with such Components.
Phase III -- Assessment               To (i) determine which Components are
                                      not Y2K ready and (ii) decide whether
                                      such Components should be replaced,
                                      retired or repaired.
Phase IV -- Renovation                To execute Component replacement,
                                      retirement or repair to ensure Y2K
                                      readiness.

Phase V -- Validation                 To test Components that have been
                                      repaired to ensure Y2K readiness and
                                      validate "mission critical" Components
                                      that were assessed as Y2K ready in Phase
                                      III.
Phase VI -- Implementation            To deploy repaired and validated
                                      Components.


        In order to execute the six-phase plan, a combination of internal resources and external contractors have been, and will be, employed by the Y2K Project Team.

Y2K Project Status

        As of November 30, 1998, the Y2K Project Team had substantially completed the six phases for internal "mission critical" Components. However, several software applications used by Residential Funding in its role as Master Servicer are still in the final three phases of the six-phase management plan described above. Residential Funding expects that all phases with respect to such applications will be substantially completed by January 31, 1999.

        The Y2K Project Team anticipates that its efforts with respect to all internal Components will be substantially complete by March 31, 1999. This includes substantial completion of (i) renovation and validation of any non-mission critical Components that the Y2K Project Team and related business units determine to be necessary, (ii) validation of any remaining "mission critical" Components that are either completing in-house remediation or waiting for a vendor upgrade, and (iii) Y2K business continuity planning activities discussed below.

        The potential impact on Residential Funding of problems related to Y2K, however, will not depend solely on the corrective measures undertaken by the Y2K Project Team. The manner in which Y2K issues are addressed by business partners, governmental agencies and other entities that provide data to, or receive data from, Residential Funding, or whose financial condition or operational capability is important to Residential Funding and its ability to act as Master Servicer, will have a significant impact upon Residential Funding. These entities include, among others, Subservicers, the Trustee, the Custodian and certain depositary institutions, as well as their respective suppliers and vendors. Accordingly, Residential Funding is communicating with certain of these parties to assess their Y2K readiness and evaluate any potential impact on Residential Funding.

        Due to the various dates by which Residential Funding's business partners anticipate being Y2K ready, it is expected that the Y2K Project Team will continue to spend significant time assessing Y2K business partner issues throughout 1999. Any business partner, including any Subservicer, the Trustee and the Custodian, that (i) has not provided Residential Funding appropriate documentation supporting its Y2K efforts, (ii) has not responded in a timely manner to Residential Funding's inquiries regarding their Y2K efforts or (iii) does not expect to be Y2K ready until after June 30, 1999, has been, and will be, placed in an "at risk" category. Residential Funding will carefully monitor the efforts and progress of its "at risk" business partners, and if additional steps are necessary Residential Funding will reassess the risk and act accordingly.

        During 1998, Residential Funding also commenced a formal business continuity plan that is designed to address potential Y2K problems and other possible disruptions. Residential Funding's business continuity plan has the following four phases:



                Phase                               Objective

Phase I -- Business Impact Assessment

     To assess the impact upon Residential Funding business units if "mission critical" Components were suddenly not available or significantly impaired as a result of a natural disaster or other type of disruption (including as a result of Y2K).

Phase II --  Strategic  Development

     To develop broad, strategic plans regarding the manner in which Residential Funding will operate in the aftermath of a natural disaster or other type of disruption (including as a result of Y2K).

Phase III -- Business Continuity Planning

     To develop detailed procedures on how Residential Funding and individual business units will continue to operate in the aftermath of a natural disaster or other type of disruption (including as a result of Y2K).

Phase IV -- Validation

     To test the plans developed in Phases II and III above.


        As of December 15, 1998, Residential Funding had substantially completed Phases I and II of its business continuity plan. Residential Funding anticipates that Phase III will be substantially complete by March 31, 1999 and Phase IV will be substantially complete by June 30, 1999.

Risks related to Y2K

        Although Residential Funding's remediation efforts are directed at eliminating its Y2K exposure, there can be no assurance that these efforts will fully mitigate the effect of all Y2K problems. If Residential Funding fails to identify or correct any material Y2K problem, there could be significant disruptions in its normal business operations. Such disruptions could have a material adverse effect on Residential Funding's ability to (i) collect (and monitor any Subservicer's collection of) payments on the Mortgage Loans, (ii) distribute such collections to the Trustee and (iii) provide reports to Certificateholders as set forth herein. Furthermore, if any Subservicer, the Trustee or any other business partner or any of their respective vendors or third party service providers are not Y2K ready, the ability to (a) service the Mortgage Loans (in the case of any Subservicer or any of their respective vendors or third party service providers) and (b) make distributions to Certificateholders (in the case of the Trustee or any of its vendors or third party service providers), may be materially and adversely affected.

        This section entitled "Year 2000 Considerations" contains "forward-looking statements" within the meaning of Section 27A of the Securities Act. Generally, all statements in this section that are not statements of historical fact are forward-looking statements. Forward-looking statements made in this Y2K discussion are subject to certain risks and uncertainties. Important factors that could cause results to differ materially from such forward-looking statements include, among other things, the ability of Residential Funding to successfully identify Components that may pose Y2K problems, the nature and amount of programming required to fix the affected Components, the costs of labor and consultants related to such efforts, the continued availability of resources (both personnel and technology) and the ability of business partners that interface with Residential Funding to successfully address their Y2K issues.

                          CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

        The yields to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the Mortgage Loans and the amount and timing of Mortgagor defaults resulting in Realized Losses. Such yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the Mortgage Loans in the Trust Fund. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of Mortgagor prepayments thereon by the Mortgagors, liquidations of defaulted Mortgage Loans and purchases of Mortgage Loans due to certain breaches of representations and warranties. The timing of changes in the rate of prepayments, liquidations and purchases of the Mortgage Loans may, and the timing of Realized Losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In addition, the rate of prepayments of the Mortgage Loans and the yield to investors on the Certificates may be affected by certain refinancing programs, which may include general or targeted solicitations, as described under "Maturity and Prepayment Considerations" in the Prospectus. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

        The Mortgage Loans generally may be prepaid in full or in part at any time, although a small portion of the Mortgage Loans provide for payment of a prepayment charge, which will not have a substantial effect on the rate of prepayment. The Mortgage Loans generally contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be allocated among the Senior Certificates (other than the [Lockout Certificates and the] Principal Only Certificates), and during certain periods no principal prepayments or, relative to the related Class M Percentage, a disproportionately small portion of principal prepayments on the Mortgage Loans will be distributed to the Lockout Certificates and to each class of Class M Certificates. In addition to the foregoing, if on any Distribution Date, the loss level established for the Class M-2 Certificates or Class M-3 Certificates is exceeded and a class of Class M Certificates having a higher payment priority is then outstanding, the Class M-2 Certificates or Class M-3 Certificates, as the case may be, will not receive distributions in respect of principal prepayments on such Distribution Date. [Furthermore, if the Certificate Principal Balances of the Senior Certificates (other than the Lockout Certificates and the Principal Only Certificates) have been reduced to zero, the Lockout Certificates may, under certain circumstances, receive all Mortgagor prepayments made during the preceding calendar month to the extent not paid to the Principal Only Certificates. ] Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to holders of the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Factors affecting prepayment (including defaults and liquidations) of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fell significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayments on the Mortgage Loans would be expected to decrease.

        The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus.

        As described under "Description of the Certificates--Allocation of Losses; Subordination" and "--Advances," amounts otherwise distributable to holders of one or more classes of the Class M Certificates may be made available to protect the holders of the Senior Certificates and holders of any Class M Certificates with a higher payment priority against interruptions in distributions due to certain Mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies may affect the yields to investors on such classes of the Class M Certificates, and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of such classes of Class M Certificates. Furthermore, the Principal Only Certificates will share in the principal portion of Realized Losses on the Mortgage Loans only to the extent that they are incurred with respect to Discount Mortgage Loans and only to the extent of the related Discount Fraction; thus, after the Class B Certificates and the Class M Certificates are retired or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Certificates (other than the Principal Only Certificates) may be affected to a greater extent by losses on Non-Discount Mortgage Loans than losses on Discount Mortgage Loans. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on one or more classes of the Class M Certificates if it delays the scheduled reduction of the Senior Accelerated Distribution Percentage or affects the allocation of prepayments among the Class M Certificates and Class B Certificates.

        The periodic increase in interest paid by the Mortgagor of a Buydown Mortgage Loan may increase the risk of default with respect to the related Mortgage Loan. See "Mortgage Loan Program--Underwriting Standards" and "Yield Considerations" in the Prospectus.

        The amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any interest shortfalls to the extent not covered by Subordination or the Master Servicer, including Prepayment Interest Shortfalls and, in the case of each class of the Class M Certificates, the interest portions of Realized Losses allocated solely to such class of Certificates. Such shortfalls will not be offset by a reduction in the Servicing Fees payable to the Master Servicer or otherwise, except as described herein with respect to certain Prepayment Interest Shortfalls. See "Yield Considerations" in the Prospectus and "Description of the Certificates--Interest Distributions" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yield to maturity of the Offered Certificates and certain possible shortfalls in the collection of interest.

        The yield to investors in the Offered Certificates will be affected by Prepayment Interest Shortfalls allocable thereto in the month preceding any Distribution Date to the extent that such shortfalls exceed the amount offset by the Master Servicer. See "Description of the Certificates--Interest Distributions" herein.

        In addition, the yield to maturity on each class of the Offered Certificates will depend on, among other things, the price paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than assumed at the time of purchase, the investor's actual yield to maturity will be lower than anticipated at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than assumed at the time of purchase, the investor's actual yield to maturity will be lower than anticipated at the time of purchase. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

        Sequentially Paying Certificates: The Senior Certificates (other than the Principal Only Certificates and Variable Strip Certificates) are subject to various priorities for payment of principal as described herein. Distributions of principal on classes having an earlier priority of payment will be affected by the rates of prepayment of the Mortgage Loans early in the life of the Mortgage Pool. The timing of commencement of principal distributions and the weighted average lives of Certificates with a later priority of payment will be affected by the rates of prepayment of the Mortgage Loans both before and after the commencement of principal distributions on such classes.

     [Senior Support Certificates: Investors in the Senior Support Certificates should be aware that because the Senior Support Certificates do not receive any portion of principal prepayments prior to the Distribution Date occurring in _______________ and prior to the Distribution Date occurring in ________________ will receive a disproportionately small portion of principal prepayments (unless the Certificate Principal Balances of the Senior Certificates (other than the Senior Support Certificates and Principal Only Certificates) have been reduced to zero), the weighted average lives of the Senior Support Certificates will be longer than would otherwise be the case, and the effect on the market value of the Senior Support Certificates of changes in market interest rates or market yields for similar securities may be greater than for other classes of Senior Certificates entitled to such distributions.]

        [Accretion Directed Certificates and Accrual Certificates: Prior to the Accretion Termination Date, the Accretion Directed Certificates and Accrual Certificates (as and to the extent set forth herein) will receive as monthly principal distributions the Accrual Distribution Amount. Prior to the Accretion Termination Date, interest shortfalls allocated to the Accrual Certificates will reduce the amount added to the amount of such Certificates in respect of interest accrued thereon and will result in a corresponding reduction of the amount available for distributions in respect of principal on the Accretion Directed Certificates and Accrual Certificates. Furthermore, because such interest shortfalls will result in the Certificate Principal Balance of the Accrual Certificates being less than it would otherwise be, the amount of interest that will accrue in the future on the Accrual Certificates and be available for distributions in respect of principal on the Accretion Directed Certificates and Accrual Certificates will be reduced. Accordingly, the weighted average lives of the Accretion Directed Certificates and Accrual Certificates would be extended.]

        [PAC Certificates: The PAC Certificates have been structured so that principal distributions generally will be made thereon in the amounts determined by using the table described herein, assuming that prepayments on the Mortgage Loans occur each month at a constant level within a range which is between approximately ___% SPA and approximately ___% SPA (the "PAC Targeted Range"), and based on certain other assumptions.

        There can be no assurance that funds available for distribution of principal on the PAC Certificates result in their Certificate Principal Balance equaling their Planned Principal Balance for any Distribution Date. To the extent that prepayments occur at a level below the PAC Targeted Range, the funds available for principal distributions on the PAC Certificates on each
Distribution Date may be insufficient to reduce the Certificate Principal Balance of the PAC Certificates to their Planned Principal Balance for such Distribution Date, and the weighted average lives of the PAC Certificates may be extended. Conversely, to the extent that prepayments occur at a level above the PAC Targeted Range, after the Certificate Principal Balances of the TAC Certificates and Accrual Certificates have been reduced to zero, the Certificate Principal Balance of the PAC Certificates may be reduced below their Planned Principal Balance and the weighted average lives of the PAC Certificates may be reduced. In addition, the averaging of high and low Mortgagor prepayment rates, even if the average prepayment level is within the PAC Targeted Range, will not ensure the distributions on the PAC Certificates of an amount that will result in their Certificate Principal Balance equaling their Planned Principal Balance on any Distribution Date because the balance of the Senior Principal Distribution Amount remaining after distribution on the PAC Certificates will be distributed on each Distribution Date and therefore will not be available for distributions on the PAC Certificates.

        Investors in the PAC Certificates should be aware that the stabilization provided by the TAC Certificates and Accrual Certificates is sensitive to the rate of Mortgagor prepayments on the Mortgage Loans, and that the Certificate Principal Balances of the TAC Certificates and Accrual Certificates may be reduced to zero significantly earlier than anticipated. The Certificate Principal Balance of the TAC Certificates and Accrual Certificates is equal to approximately ____% of the Certificate Principal Balance of the PAC Certificates.]

        [TAC Certificates: The TAC Certificates have been structured so that principal distributions generally will be made thereon in the amounts determined by using the table and the cash flow allocation provisions described herein, assuming that prepayments on the Mortgage Loans occur each month at a constant level of approximately ___% SPA, and based on certain other assumptions.

        There can be no assurance that funds available for distribution of principal on the TAC Certificates will result in their Certificate Principal Balances equaling their respective Targeted Principal Balances for any Distribution Date. To the extent that prepayments occur at a level below ___% SPA, the funds available for principal distributions on the TAC Certificates on each Distribution Date may be insufficient to reduce the Certificate Principal Balances of the TAC Certificates to their Targeted Principal Balance for such Distribution Date, and the weighted average life of the TAC Certificates may be extended. Conversely, to the extent that prepayments occur at a level above ___% SPA, the Certificate Principal Balance of the TAC Certificates may be reduced below their Targeted Principal Balances and the weighted average lives of the TAC Certificates may be reduced.

        Investors in the TAC Certificates should be aware that the stabilization provided by the Accrual Certificates is sensitive to the rate of principal prepayments on the Mortgage Loans, and that the Certificate Principal Balance of such Accrual Certificates may be reduced to zero significantly earlier than anticipated. The aggregate initial Certificate Principal Balance of the related Accrual Certificates is approximately _____% of the aggregate initial Certificate Principal Balance of the TAC Certificates.]

        [PAC Certificates and TAC Certificates: It is very unlikely that the Mortgage Loans will prepay at any particular constant rate. Furthermore, the Planned Principal Balances and Targeted Principal Balances set forth in the table under "Description of the Certificates--Principal Distributions on the Senior Certificates" were calculated based on certain assumptions which may differ from the actual performance of the Mortgage Loans. The actual prepayment rates that will result in the Certificate Principal Balances of the PAC Certificates equaling their Planned Principal Balances set forth in such table may differ from the rates used to calculate such amounts, and the actual prepayment rates that will result in the Certificate Principal Balances of the TAC Certificates equaling their Targeted Principal Balances set forth in such table may differ from the rates used to calculate such amounts. The prepayment rates that will result in the Certificate Principal Balances of the PAC Certificates and TAC Certificates equaling such amounts may vary over time as a result of the actual prepayment experience of the Mortgage Loans. Moreover, because the Planned Principal Balances and Targeted Principal Balances were calculated using certain assumptions regarding the Mortgage Loans, the actual prepayment behavior of the individual Mortgage Loans could be such that (i) the amount available for distributions of principal in reduction of the PAC Certificates may not result in their Certificate Principal Balances equaling their Planned Principal Balances even if prepayments were at a constant speed within the PAC Targeted Range, and (ii) the amount available for distributions of principal in reduction of the TAC Certificates may not result in their respective Certificate Principal Balances equaling their respective Targeted Principal Balances even if prepayments were at a constant speed of approximately ___% SPA.]


     [Lockout Certificates: Investors in the Lockout Certificates should be aware that because the Lockout Certificates do not receive any distributions of payments of principal prior to the Distribution Date occurring in ______________ (unless the Certificate Principal Balances of the Senior Certificates (other than the Lockout Certificates and Principal Only Certificates) have been reduced to zero), the weighted average life of such Certificates will be longer than would otherwise be the case, and the effect on the market value of such Certificates of changes in market interest rates or market yields for similar securities will be greater than for other classes of Senior Certificates entitled to such distributions. ]

        Certificates with Subordination Features: After the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the yield to maturity on the class of Class M Certificates then outstanding with the lowest payment priority will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof) because the entire amount of losses that are covered by Subordination will be allocated to such class of Class M Certificates. See "--Class M-2 and Class M-3 Certificate Yield Considerations" below. Furthermore, because principal distributions are paid to certain classes of Senior Certificates and Class M Certificates before other classes, holders of classes having a later priority of payment bear a greater risk of losses than holders of classes having earlier priority for distribution of principal.

        Assumed Final Distribution Date: The assumed final Distribution Date with respect to each class of the Offered Certificates is __________ 25, _____, which is the Distribution Date immediately following the latest scheduled maturity date for any Mortgage Loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the Pooling and Servicing Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of Certificates on or before its assumed final Distribution Date.

     Weighted Average Life: Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

        Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the prepayment speed assumption ("PSA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.20% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA (no prepayments). Correspondingly, "100% PSA" and "___% PSA" assumes prepayment rates equal to 100% of PSA and ___% of PSA, respectively, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

        The table captioned "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA" has been prepared on the basis of certain assumptions as described below regarding the weighted average characteristics of the Mortgage Loans that are expected to be included in the Trust Fund as described under "Description of the Mortgage Pool" herein and the performance thereof. The table assumes, among other things, that: (i) as of the date of issuance of the Offered Certificates, the Mortgage Loans have the following characteristics:


                                             Discount             Non-Discount
                                          Mortgage Loans         Mortgage Loans
Aggregate principal balance............      $                          $
Weighted average Mortgage Rate.........      %                    %
Weighted average Servicing Fee Rate....      %                    %
Weighted average original term to
 maturity (months).....................
Weighted average remaining term to
 maturity (months).....................

        (ii) the scheduled monthly payment for each Mortgage Loan has been based on its outstanding balance, mortgage rate and remaining term to maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) none of the Unaffiliated Sellers, the Master Servicer or the Depositor will repurchase any Mortgage Loan, as described under "Mortgage Loan Program--Representations by Sellers" and "Description of the Certificates--Assignment of the Trust Fund Assets" in the Prospectus, and neither the Master Servicer nor the Depositor exercises any option to purchase the Mortgage Loans and thereby cause a termination of the Trust Fund; (iv) there are no delinquencies or Realized Losses on the Mortgage Loans, and principal payments on the Mortgage Loans will be timely received together with prepayments, if any, at the respective constant percentages of PSA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month; (vi) payments on the Certificates will be received on the 25th day of each month, commencing in ____________; (vii) payments on the Mortgage Loans earn no reinvestment return; (viii) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund; and (ix) the Certificates will be purchased on ___________, ____ ((i) through (ix) collectively, the "Structuring Assumptions").

        The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of PSA until maturity or that all of the Mortgage Loans will prepay at the same level of PSA. Moreover, the diverse remaining terms to maturity and Mortgage Rates of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average Mortgage Rate of the

Mortgage Loans are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

        Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each class of Offered Certificates (other than the Variable Strip Certificates and Residual Certificates), and sets forth the percentages of the initial Certificate Principal Balance of each such class of Offered Certificates that would be outstanding after each of the Distribution Dates at the various percentages of PSA shown.

                 Percent of Initial Certificate Principal Balance Outstanding
                              at the Following Percentages of PSA


                                 Class A-1                 Class A-2                Class A-3

DISTRIBUTION DATE            %   %    %    %    %    %    %    %    %    %    %    %     %    %    %
                         ---------------------------------------------------------------------------

Initial Percentage
















Weighted Average Life in Years (**)....

*       Indicates a number that is greater than zero but less than 0.5%.
**      The weighted average life of a Certificate of any class is determined by
        (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reduction of the Certificate Principal Balance described in (i) above.


        This table has been prepared based on the Structuring Assumptions (including the assumptions relating to the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics thereof) and should be read in conjunction therewith.

(Table continued on next page.)


                  Percent of Initial Certificate Principal Balance Outstanding
                               at the Following Percentages of PSA

                                 Class A-4                 Class A-5                Class A-6

DISTRIBUTION DATE            %   %    %    %    %    %    %    %    %    %    %    %     %    %    %
                         ---------------------------------------------------------------------------

Initial Percentage
















Weighted Average Life in Years (**)....

*       Indicates a number that is greater than zero but less than 0.5%.
**      The weighted average life of a Certificate of any class is determined by
        (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reduction of the Certificate Principal Balance described in (i) above.


        This table has been prepared based on the Structuring Assumptions (including the assumptions relating to the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics thereof) and should be read in conjunction therewith.

(Table continued from previous page and continued on next page.)


                  Percent of Initial Certificate Principal Balance Outstanding
                               at the Following Percentages of PSA

                                 Class A-7                 Class A-8                Class A-9

DISTRIBUTION DATE            %   %    %    %    %    %    %    %    %    %    %    %     %    %    %
                         ---------------------------------------------------------------------------

Initial Percentage
















Weighted Average Life in Years (**)....

*       Indicates a number that is greater than zero but less than 0.5%.
**      The weighted average life of a Certificate of any class is determined by
        (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reduction of the Certificate Principal Balance described in (i) above.


        This table has been prepared based on the Structuring Assumptions (including the assumptions relating to the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics thereof) and should be read in conjunction therewith.

(Table continued from previous page and continued on next page.)

                  Percent of Initial Certificate Principal Balance Outstanding
                               at the Following Percentages of PSA

                                 Class A-P          Class M-1, M-2 and M-3

DISTRIBUTION DATE            %   %    %    %    %    %    %    %    %    %
                         -------------------------------------------------

Initial Percentage
















Weighted Average Life in Years (**)....

*       Indicates a number that is greater than zero but less than 0.5%.
**      The weighted average life of a Certificate of any class is determined by
        (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reduction of the Certificate Principal Balance described in (i) above.


        This table has been prepared based on the Structuring Assumptions (including the assumptions relating to the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics thereof) and should be read in conjunction therewith.

(Table continued from previous page.)

[Adjustable Rate Certificate Yield Considerations

        The yield to investors on the Floater Certificates will be sensitive, and the yield to investors on the Inverse Floater Certificates will be extremely sensitive, to fluctuations in the level of LIBOR. The Pass-Through Rate on the Floater Certificates will vary with LIBOR and the Pass-Through Rate on the Inverse Floater Certificates will vary inversely with and at a multiple of LIBOR. The Pass-Through Rates on the Adjustable Rate Certificates are subject to maximum and minimum Pass-Through Rates, and are therefore subject to limitation despite changes in LIBOR in certain circumstances. Changes in the level of LIBOR may not correlate with changes in prevailing mortgage interest rates or changes in other indices. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR. Investors in the Adjustable Rate Certificates should also fully consider the effect on the yields on such Certificates of changes in the level of LIBOR.

        To illustrate the significance of changes in the level of LIBOR and prepayments on the yield to maturity on the Adjustable Rate Certificates, the following tables indicate the approximate pre-tax yields to maturity (on a corporate bond equivalent basis) under the different constant percentages of PSA and varying levels of LIBOR indicated. Because the rate of distribution of principal on the Certificates will be related to the actual amortization (including prepayments) of the Mortgage Loans, which will include Mortgage Loans that have remaining terms to maturity shorter or longer than assumed and Mortgage Rates higher or lower than assumed, the pre-tax yields to maturity on the Adjustable Rate Certificates are likely to differ from those shown in the following tables, even if all the Mortgage Loans prepay at constant percentages of PSA and the level of LIBOR, the weighted average remaining term to maturity and the weighted average Mortgage Rate of the Mortgage Loans are as assumed. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios and different levels of LIBOR. In addition, it is highly unlikely that the Mortgage Loans will prepay at a constant level of PSA until maturity, that all of the Mortgage Loans will prepay at the same rate, or that the level of LIBOR will remain constant. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to an investor, even if the average rate of principal prepayments is consistent with an investor's expectation. In general, the earlier the payment of principal of the Mortgage Loans, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates will not be equally offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

        The tables set forth below are based on the Structuring Assumptions (including the assumptions regarding the characteristics and performance of the Mortgage Loans and the Certificates, which may differ from the actual characteristics and performance thereof), and assuming further that (i) on each LIBOR Rate Adjustment Date, LIBOR will be at the level shown, (ii) the aggregate purchase prices of the Class A-5 Certificates and Class A-6 Certificates are $__________ and $_________, respectively, in each case, including accrued interest, and (iii) the initial Pass-Through Rates on the Class A-5 Certificates and Class A-6 Certificates are set forth on page S-__ hereof. There can be no assurance that the Mortgage Loans will have the assumed characteristics, will prepay at any of the rates shown in the tables or at any other particular rate, that the pre-tax yield to maturity on the Adjustable Rate Certificates will correspond to any of the pre-tax yields to maturity shown herein, that the level of LIBOR will correspond to the levels shown in the table or that the aggregate purchase price of the Adjustable Rate Certificates will be as assumed. In addition to any other factors an investor may deem material, each investor must make its own decision as to the appropriate prepayment assumption to be used and the appropriate levels of LIBOR to be assumed in deciding whether or not to purchase an Adjustable Rate Certificate.

                        Sensitivity of Pre-Tax Yield to Maturity of the
                         Class A-5 Certificates to Prepayments and LIBOR

                                        Percentage of PSA


        LIBOR          %              %              %              %        %
          %
          %
          %
          %
     % and above



                 Sensitivity of Pre-Tax Yield to Maturity of the
                  Class A-6 Certificates to Prepayments and LIBOR

                                 Percentage of PSA


        LIBOR         0%            100%           275%           400%     500%
        -----         --            ----           ----           ----     ----
          %
          %
          %
          %
     % and above



        Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Adjustable Rate Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price for such Certificates. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Adjustable Rate Certificates, and thus do not reflect the return on any investment in the Adjustable Rate Certificates when any reinvestment rates other than the discount rates are considered.

        Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Adjustable Rate Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated constant percentages of PSA over any given time period or over the entire life of the Certificates.

        There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Adjustable Rate Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity and Mortgage Rates of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans are as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Adjustable Rate Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

        For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.]


     Principal Only Certificate [and][,] Variable Strip Certificate [and Super Senior Certificate] Yield Considerations

        Because the Principal Only Certificates will be purchased at a discount, the pre-tax yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of a representation and warranty) on the Discount Mortgage Loans.

        The yield to maturity on the [Super Senior Certificates and the] Variable Strip Certificates will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans, which rate may fluctuate significantly over time. Investors in the [Super Senior Certificates and the] Variable Strip Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments. Solely with respect to the Variable Strip Certificates, because the Pool Strip Rates on the Discount Mortgage Loans equal 0.00%, the yield to investors on the Variable Strip Certificates will not be affected by prepayments on the Discount Mortgage Loans.

        The following tables indicate the sensitivity of the pre-tax yield to maturity on the [Super Senior Certificates,] Principal Only Certificates and
Variable Strip Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments on the [Super Senior Certificates ,] Principal Only Certificates and Variable Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the Structuring Assumptions, including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof and assuming the aggregate purchase prices, including accrued interest, set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Principal Only Certificates and Variable Strip Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


                           [Pre-Tax Yield to Maturity of the Class A-8
                        Certificates at the Following Percentages of PSA



Assumed Purchase Price    %         %        %        %         %
----------------------   --        --       --       --        --
           $              %        %         %        %        %         ]


                         Pre-Tax Yield to Maturity of the Principal Only
                        Certificates at the Following Percentages of PSA



Assumed Purchase Price    %         %        %        %         %
           $              %        %         %        %        %

                         Pre-Tax Yield to Maturity of the Variable Strip
                        Certificates at the Following Percentages of PSA



Assumed Purchase Price              %         %        %        %         %
           $                        %        %         %        %        %


        Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the [Super Senior Certificates,] Principal Only Certificates and Variable Strip Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the applicable table. Accrued interest, if any, is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the [Super Senior Certificates,] Principal Only Certificates and Variable Strip Certificates, and thus do not reflect the return on any investment in the [Super Senior Certificates,] Principal Only Certificates and Variable Strip Certificates when any reinvestment rates other than the discount rates are considered.

        Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the [Super Senior Certificates,] Principal Only Certificates and Variable Strip Certificates are likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the constant percentages of PSA indicated in the tables above over any given time period or over the entire life of the Certificates. A lower than anticipated rate of principal prepayments on the Discount Mortgage Loans will have a material adverse effect on the yield to maturity of the Principal Only Certificates. The rate and timing of principal prepayments on the Discount Mortgage Loans may differ from the rate and timing of principal prepayments on the Mortgage Pool. In addition, because the Discount Mortgage Loans have Net Mortgage Rates that are lower than the Net Mortgage Rates of the Non-Discount Mortgage Loans, and because Mortgage Loans with lower Net Mortgage Rates are likely to have lower Mortgage Rates, the Discount Mortgage Loans are generally likely to prepay under most circumstances at a lower rate than the Non-Discount Mortgage Loans. In addition, holders of the Variable Strip Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Rates; thus, the yield on the Variable Strip Certificates will be materially adversely affected to a greater extent than on the other Offered Certificates if the Mortgage Loans with higher Mortgage Rates prepay faster than the Mortgage Loans with lower Mortgage Rates. Because Mortgage Loans having higher Pool Strip Rates generally have higher Mortgage Rates, such Mortgage Loans are generally more likely to be prepaid under most circumstances than are Mortgage Loans having lower Pool Strip Rates.

        There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the [Super Senior Certificates,] Principal Only Certificates and Variable Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity and Mortgage Rates of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans are as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Variable Strip Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

        For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

Class M-2 and Class M-3 Certificate Yield Considerations

        If the aggregate Certificate Principal Balance of the Class B Certificates is reduced to zero, the yield to maturity on the Class M-3
Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by Subordination, because the entire amount of such losses will be allocated to the Class M-3 Certificates. The aggregate initial Certificate Principal Balance of the Class B Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If the Certificate Principal Balances of the Class B Certificates and Class M-3 Certificates have been reduced to zero, the yield to maturity on the Class M-2 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by Subordination, because the entire amount of such losses will be allocated to the Class M-2 Certificates. The aggregate initial Certificate Principal Balance of the Class M-3 Certificates and Class B Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

        Defaults on mortgage loans may be measured relative to a default standard or model. The model used in this Prospectus Supplement, the standard default assumption ("SDA"), represents an assumed rate of default each month relative to the then outstanding performing principal balance of a pool of new mortgage loans. A default assumption of 100% SDA assumes constant default rates of 0.02% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.02% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter through the 60th month of the life of the mortgage loans, 100% SDA assumes a constant default rate of 0.60% per annum each month. Beginning in the 61st month and in each month thereafter through the 120th month of the life of the mortgage loans, 100% SDA assumes that the constant default rate declines each month by 0.0095% per annum, and that the constant default rate remains at 0.03% per annum in each month after the 120th month. For the purposes of the tables below, it is assumed that there is no delay between the default and liquidation of the mortgage loans. As used in the table below, "0% SDA" assumes default rates equal to 0% of SDA (no defaults). Correspondingly, "200% SDA" assumes default rates equal to 200% of SDA, and so forth. SDA does not purport to be a historical description of default experience or a prediction of the anticipated rate of default of any pool of mortgage loans, including the Mortgage Loans.

        The following tables indicate the sensitivity of the yield to maturity on the Class M-2 Certificates and Class M-3 Certificates to various rates of prepayment and varying levels of aggregate Realized Losses by projecting the monthly aggregate cash flows on the Class M-2 Certificates and Class M-3 Certificates and computing the corresponding pre-tax yield to maturity on a corporate bond equivalent basis. The tables are based on the Structuring Assumptions (except assumption (iv)), including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof, and assuming further that (i) defaults and final liquidations on the Mortgage Loans occur on the last day of each month at the respective SDA percentages set forth in the tables, (ii) each liquidation results in a Realized Loss allocable to principal equal to the percentage indicated (the "Loss Severity Percentage") times the principal balances of the Mortgage Loans assumed to be liquidated, (iii) there are no delinquencies on the Mortgage Loans, and principal payments on the Mortgage Loans (other than those on Mortgage Loans assumed to be liquidated) will be timely received together with prepayments, if any, at the respective constant percentages of PSA set forth in the table, (iv) there are no Excess Special
Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, (v) clauses (a)(i), (b)(i) and (b)(ii) in the definition of the Senior Accelerated Distribution Percentage are not applicable and (vi) the purchase prices of the Class M-2 Certificates and Class M-3 Certificates will be approximately $__________ and $___________, respectively, including accrued interest. Investors should also consider the possibility that aggregate losses incurred may not in fact be materially reduced by higher prepayment speeds because mortgage loans that would otherwise ultimately default and be liquidated may be less likely to be prepaid. In addition, investors should be aware that the following table is based upon the assumption that the Class M-2 Certificates and Class M-3 Certificates are priced at a discount. Since prepayments will occur at par, the yield on the Class M-2 Certificates and Class M-3 Certificates may increase due to such prepayments, even if losses occur. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying Realized Loss and prepayment scenarios.

                 Sensitivity of Pre-Tax Yield to Maturity of the
                Class M-2 Certificates and Class M-3 Certificates
                       to Prepayments and Realized Losses

                                  Class M-2 Certificates

                                                  Percentage of PSA
 Percentage of      Loss Severity
      SDA            Percentage       %      %            %         %         %
      ---            ----------      --
      0%                 N/A
     100%                30%
     200%                30%
     300%                30%
     400%                30%



                                  Class M-3 Certificates

                                                        Percentage of PSA
 Percentage of      Loss Severity
      SDA            Percentage       %      %            %         %         %
      ---            ----------      --
       0                 N/A
     100%                30%
     200%                30%
     300%                30%
     400%                30%


        Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class M-2 Certificates or Class M-3 Certificates, as applicable, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price referred to above, and converting such rate to a corporate bond equivalent yield. Accrued interest, if any, is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class M-2 Certificates or Class M-3 Certificates, and thus do not reflect the return on any investment in the Class M-2 Certificates or Class M-3 Certificates when any reinvestment rates other than the discount rates set forth in the preceding tables are considered.

        The following table sets forth the amount of Realized Losses that would be incurred with respect to the Certificates in the aggregate under each of the scenarios in the preceding tables, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date:



                                       Aggregate Realized Losses

                                                              Percentage of PSA
    Percentage of      Loss Severity
         SDA            Percentage          %      %        %       %         %
         ---            ----------         --
        100%                30%
        200%                30%
        300%                30%
        400%                30%

        Notwithstanding the assumed percentages of SDA, loss severity percentages and prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will be prepaid or that Realized Losses will be incurred according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the actual pre-tax yields to maturity on the Class M-2 Certificates and Class M-3 Certificates are likely to differ from those shown in the tables. There can be no assurance that the Mortgage Loans will prepay at any particular rate or that Realized Losses will be incurred at any particular level or that the yield on the Class M-2 Certificates or Class M-3 Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity and Mortgage Rates of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans are as assumed.

        Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment and Realized Losses under a variety of scenarios. Investors in the Class M-2 Certificates and particularly in the Class M-3 Certificates should fully consider the risk that Realized Losses on the Mortgage Loans could result in the failure of such investors to fully recover their investments. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the Residual Certificates

        The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

        The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                                 POOLING AND SERVICING AGREEMENT

General

        The Certificates will be issued pursuant to a Pooling and Servicing Agreement dated as of ____________ 1, ____, among the Depositor, the Master Servicer, and _________________, as Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. The Trustee will appoint ____________________________ to serve as Custodian in connection with the Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Depositor will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the President, Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Pursuant to the Pooling and Servicing Agreement, transfers of Residual Certificates are prohibited to any non-United States person. Transfers of certain of the Certificates, including the Residual Certificates, are also subject to additional transfer restrictions as set forth in the Pooling and Servicing Agreement. See "Certain Federal Income Tax Consequences" herein and "Certain Federal Income Tax Consequences --REMICs--Tax on Transfers of REMIC Residual Certificates to Certain Organizations" and "--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus. In addition to the circumstances described in the Prospectus, the Depositor may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

The Master Servicer

        Residential Funding, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Depositor, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.

        The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four-family residential mortgage loans that generally complied with Residential Funding's published loan purchase criteria at the time of purchase by Residential Funding and were being master serviced by Residential Funding on December 31, ____, December 31, ____ and __________, ____. The tables set forth information for the total mortgage loan portfolio and for mortgage loans underwritten under a reduced loan documentation program described under "Mortgage Loan Program--Underwriting Standards" in the Prospectus. As used herein, a loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month. Delinquency information presented herein as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.


                 Total Loan Portfolio Delinquency Experience(1)


                                   At December 31, ___   At December 31, ____ At ___________, ____
                                   -------------------   -------------------- --------------------
                                   By No. By Dollar      By No. By Dollar     By No.  By Dollar
                                   of     Amount         of     Amount        of      Amount
                                   Loans  of Loans       Loans  of Loans      Loans   of Loans
                                             (Dollar Amounts in Thousands)
Total Loan Portfolio...............
Period of Delinquency
       30 to 59 days...............
       60 to 89 days...............
       90 days or more(2)..........
Foreclosures Pending...............
Total Delinquent Loans.............
Percent of Loan Portfolio..........

------------
(1) The table  relates to the  mortgage  loans  referred to above.
(2) Does notinclude foreclosures pending.


                 Total Reduced Documentation Loan Portfolio Delinquency Experience(1)


                                   At December 31, ___   At December 31, ____ At ___________, ____
                                   -------------------   -------------------- --------------------
                                   By No. By Dollar      By No. By Dollar     By No.  By Dollar
                                   of     Amount         of     Amount        of      Amount
                                   Loans  of Loans       Loans  of Loans      Loans   of Loans
                                                               (Dollar Amounts in Thousands)
Total Loan Portfolio...............
Period of Delinquency
       30 to 59 days...............
       60 to 89 days...............
       90 days or more(2)..........


Foreclosures Pending...............
Total Delinquent Loans.............
Percent of Loan Portfolio..........

------------
(1) The table relates to the mortgage loans referred to above. (2) Does not include foreclosures pending.

       The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of Residential Funding as of December 31, ____, December 31, ____ and ___________, _____, with respect to the mortgage loans referred to above. For purposes of the following tables, Average Portfolio Balance for the period indicated is based on end of month balances divided by the number of months in the period indicated, the Foreclosed Loans Ratio is equal to the aggregate principal balance of Foreclosed Loans divided by the Total Loan Portfolio at the end of the indicated period, and the Gross Loss Ratios and Net Loss Ratios are computed by dividing the Gross Loss or Net Loss respectively during the period indicated by the Average Portfolio Balance during such period.


                            Total Loan Portfolio Foreclosure Experience(1)

                                                   At or for         At or for         At or for
                                                the year ended    the year ended   the [year] ended
                                                 December 31,      December 31,     [December 31],
                                                    ____                 ____               ____
                                             ---------------------------------------------------
                                                           (Dollar Amounts in Thousands)
Total Loan Portfolio........................
Average Portfolio Balance...................
Foreclosed Loans (2)........................
Liquidated Foreclosed Loans (3).............
Foreclosed Loans Ratio......................
Gross Loss (4)..............................
Gross Loss Ratio............................
Covered Loss (5)............................
Net Loss (6)................................
Net Loss Ratio..............................
Excess Recovery (7).........................



                 Total Reduced Documentation Loan Portfolio Foreclosure Experience(1)

                                                   At or for         At or for         At or for
                                                the year ended    the year ended   the [year] ended
                                                 December 31,      December 31,     [December 31],
                                                    ____                ____                ____
                                             ---------------------------------------------------
                                                           (Dollar Amounts in Thousands)
Total Loan Portfolio........................
Average Portfolio Balance...................
Foreclosed Loans (2)........................
Liquidated Foreclosed Loans (3).............
Foreclosed Loans Ratio......................
Gross Loss (4)..............................
Gross Loss Ratio............................
Covered Loss (5)............................
Net Loss (6)................................
Net Loss Ratio..............................
Excess Recovery (7).........................


(1) The tables relate only to the mortgage loans referred to above.
(2) For purposes of these tables, Foreclosed Loans includes the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Residential Funding, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which had not been liquidated by the end of the period indicated.
(3) Liquidated Foreclosed Loans is the sum of the principal balances of the foreclosed loans liquidated during the period indicated.
(4) Gross Loss is the sum of the gross losses less net gains (Excess Recoveries) on a ll Mortgage Loans liquidated during the period indicated. Gross Loss for any Mortgage Loan is equal to the difference between (a) the principal balance plus accrued interest plus all liquidation expenses related to such Mortgage Loan and (b) all amounts received in connection with the liquidation of the related Mortgaged Property, excluding amounts received from mortgage pool or special hazard insurance or other forms of credit enhancement, as described in footnote (5) below. Net gains from the liquidation of mortgage loans are identified in footnote (7) below.
(5) Covered Loss, for the period indicated, is equal to the aggregate of all proceeds received in connection with liquidated Mortgage Loans from mortgage pool insurance, special hazard insurance (but not including primary mortgage insurance, special hazard insurance or other insurance available for specific mortgaged properties) or other insurance as well as all proceeds received from or losses borne by other credit enhancement, including subordinate certificates.
(6) Net Loss is determined by subtracting Covered Loss from Gross Loss. As in the case in footnote (4) above, Net Loss indicated here may reflect Excess Recovery (see footnote (7) below). Net Loss includes losses on mortgage loan pools which do not have the benefit of credit enhancement.
(7) Excess Recovery is calculated only with respect to defaulted Mortgage Loans as to which the liquidation of the related Mortgaged Property resulted in recoveries in excess of the principal balance plus accrued interest thereon plus all liquidation expenses related to such Mortgage Loan. Excess Recoveries are not applied to reinstate any credit enhancement, and generally are not allocated to holders of Certificates.

Servicing and Other Compensation and Payment of Expenses

    The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage Loan. The Servicing Fees in respect of each Mortgage Loan will be at least ____% per annum and not more than ____% per annum of the outstanding principal balance of such Mortgage Loan, with a weighted average Servicing Fee of approximately ______% per annum. The Servicing Fees consist of
(a) servicing compensation payable to the Master Servicer in respect of its master servicing activities and (b) subservicing and other related compensation payable to the Subservicer (including any payment due to prepayment charges on the related Mortgage Loans and such compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no Subservicer). The primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be at least 0.03% per annum and not more than 0.08% per annum of the outstanding principal balance of each Mortgage Loan, with a weighted average of approximately ______%. As described in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to 0.25% per annum of the outstanding principal balance of each Mortgage Loan serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Master Servicer and Subservicers and for information regarding expenses payable by the Master Servicer.

Voting Rights

    Certain actions specified in the Prospectus that may be taken by holders of Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. 98% of all Voting Rights will be allocated among all holders of the Certificates (other than the Interest Only Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, 1.0% of all Voting Rights will be allocated among the holders of the Variable Strip Certificates and

0.5% and 0.5% of all Voting Rights will be allocated among the holders of the Class R-I Certificates and Class R-II Certificates, respectively, in proportion to the Percentage Interests (as defined in the Prospectus) evidenced by their respective Certificates. The Pooling and Servicing Agreement will be subject to amendment without the consent of the holders of the Residual Certificates in certain circumstances.


Termination

    The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Offered Certificates are described in "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus. The Master Servicer or the Depositor will have the option, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, either (i) to purchase all remaining Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Offered Certificates or (ii) to purchase, in whole but not in part, the Certificates. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each Mortgage Loan (or the fair market value of the related underlying Mortgaged Properties with respect to defaulted Mortgage Loans as to which title to such Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the date of repurchase plus (b) accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed. Distributions on the Certificates in respect of any such optional termination will be paid, first, to the Senior Certificates, second, to the Class M Certificates in the order of their payment priority and, third, to the Class B Certificates. The proceeds of any such distribution may not be sufficient to distribute the full amount to each class of Certificates if the purchase price is based in part on the fair market value of the underlying Mortgaged Property and such fair market value is less than 100% of the unpaid principal balance of the related Mortgage Loan. Any such purchase of the Certificates will be made at a price equal to 100% of the Certificate Principal Balance thereof plus (except with respect to the Principal Only Certificates) the sum of interest thereon (or with respect to the Variable Strip Certificates, on the Notional Amount thereof) for the immediately preceding Interest Accrual Period at the then-applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer or the Depositor, the Mortgage Loans may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer or the Depositor.

    Upon presentation and surrender of the Offered Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Offered Certificates will receive an amount equal to the Certificate Principal Balance of such class plus interest thereon for the immediately preceding Interest Accrual Period at the then-applicable Pass-Through Rate (or, with respect to the Variable Strip Certificates, interest for the immediately preceding Interest Accrual Period on the Notional Amount thereof), plus any previously unpaid Accrued Certificate Interest (reduced, as described above, in the case of the termination of the Trust Fund resulting from a purchase of all the assets of the Trust Fund).


                             CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Upon the issuance of the Offered Certificates, ___________________, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as two REMICs under the Code ("REMIC I" and "REMIC II," each a REMIC).

    For federal income tax purposes, (a) the Class R-I Certificates will constitute the sole class of "residual interests" in REMIC I, (b) each class of Senior Certificates (other than the Residual Certificates), the Class M Certificates and the Class B Certificates will represent ownership of "regular interests" in REMIC II and will generally be treated as debt instruments of REMIC II and (c) the Class R-II Certificates will constitute the sole class of "residual certificates" in REMIC II. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

    For federal income tax purposes, the Class __________ Certificates will, [the Class _________ Certificates may ] [and all other Classes of Offered Certificates will not] be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% PSA. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--General" and "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

    The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. The OID Regulations suggest that original issue discount with respect to securities such as the Variable Strip Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Variable Strip Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

    If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a
Certificateholder, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates.

    In certain circumstances the OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Master Servicer in preparing reports to the Certificateholders and the IRS.

    Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of
Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

    The Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Depositor to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

    For  further  information  regarding  federal  income  tax  consequences  of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences--REMICs" in the Prospectus.

Special Tax Considerations Applicable to Residual Certificates

    The IRS has issued REMIC Regulations under the provisions of the Code that significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. The Pooling and Servicing Agreement includes certain other provisions regarding the transfer of Residual Certificates, including (i) the requirement that any transferee of a Residual Certificate provide an affidavit representing that such transferee (a) is not a "disqualified organization," (b) is not acquiring the Residual Certificate on behalf of a "disqualified organization" and (c) will maintain such status and will obtain a similar affidavit from any person to whom such transferee shall subsequently transfer a Residual Certificate, (ii) a provision that any transfer of a Residual Certificate to a "disqualified person" shall be null and void and
(iii) a grant to the Master Servicer of the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any Residual Certificate that shall become owned by a "disqualified organization" despite (i) and (ii) above. In addition, pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

    The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates-- Noneconomic REMIC Residual Certificates" in the Prospectus.

    The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the REMIC that significantly exceeds the amount of cash distributions received by such Residual Certificateholders from the REMIC with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the REMIC's term as a result of their ownership of the Residual Certificates. In addition, the required inclusion of this amount of taxable income during the REMIC's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

    An individual, trust or estate that holds (whether directly or indirectly through certain pass-through entities) a Residual Certificate, may have significant additional gross income with respect to, but may be subject to limitations on the deductibility of, servicing and trustee's fees and other administrative expenses properly allocable to the REMIC in computing such Certificateholder's regular tax liability and will not be able to deduct such fees or expenses to any extent in computing such Certificateholder's alternative minimum tax liability. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" in the Prospectus.

    Residential Funding will be designated as the "tax matters person" with respect to the REMIC as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Class R Certificates.

    Purchasers of the Residual Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

    For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the
Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.


                                     METHOD OF DISTRIBUTION

    Subject to the terms and conditions set forth in an Underwriting Agreement, dated _________________ (the "[Senior] Underwriting Agreement"), ____________________ (the "[Senior] Underwriter") has agreed to purchase and the Depositor has agreed to sell the Senior Certificates other than the Class A-P Certificates and Class A-V Certificates (the "[Senior] Underwritten Certificates"), except that a de minimis portion of the Residual Certificates will be retained by Residential Funding, and such portion is not offered hereby. It is expected that delivery of the [Senior] Underwritten Certificates (other than the Residual Certificates) will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Residual Certificates will be made at the offices of the Senior Underwriter, ____________, _________, on or about __________________ against payment therefor in immediately available funds.

    [Subject to the terms and conditions set forth in an Underwriting Agreement, dated _______________ (the "Class M Underwriting Agreement"), _____________________ (the "Class M Underwriter") has agreed to purchase and the Depositor has agreed to sell the Class M Certificates (the "Class M Underwritten Certificates"). It is expected that delivery of the Class M Underwritten Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC against payment therefor in immediately available funds.]

    [The Senior Underwriting Agreement and Class M Underwriting Agreement are collectively referred to herein as the "Underwriting Agreements" and the Senior Underwriter and the Class M Underwriter are referred to herein together as the "Underwriters." The Senior Underwritten Certificates and the Class M Underwritten Certificates are collectively referred to herein as the "Underwritten Certificates."]

    In connection with the Underwritten Certificates, the related Underwriter has agreed, subject to the terms and conditions set forth in the related Underwriting Agreement, to purchase all of its respective Underwritten Certificates if any of such Underwritten Certificates are purchased thereby.

    The Underwriting Agreements provide that the obligations of the Underwriters to pay for and accept delivery of their respective Underwritten Certificates are subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

    The  distribution  of  the  Underwritten   Certificates  by  the  respective
Underwriters may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Senior Underwritten Certificates, before deducting expenses payable by the Depositor, will be approximately _______% of the aggregate Certificate Principal Balance of the Senior Underwritten Certificates plus accrued interest thereon from the Cut-off Date. [Proceeds to the Depositor from the sale of the Class M Underwritten Certificates, before deducting expenses payable by the Depositor, will be approximately ______% of the aggregate Certificate Principal Balance of the Class M Underwritten Certificates plus accrued interest thereon from the Cut-off Date.] The Underwriters may effect such transactions by selling their respective Underwritten Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters for whom they act as agent. In connection with the sale of the Underwritten Certificates, the Underwriters may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriters and any dealers that participate with the Underwriters in the distribution of the related Underwritten Certificates may be deemed to be underwriters and any profit on the resale of the Underwritten Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

    The Underwriting Agreements provide that the Depositor will indemnify the related Underwriter, and that under limited circumstances the related Underwriter will indemnify the Depositor, against certain liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

    The Class A-P Certificates and Class A-V Certificates may be offered by the Depositor from time to time directly or through an underwriter or agent in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from any sale of the Class A-P Certificates or Class A-V Certificates will equal the purchase price paid by the purchaser thereof, net of any expenses payable by the Depositor and any compensation payable to any such underwriter or agent.

    There is currently no secondary market for the Offered Certificates. Each Underwriter intends to make a secondary market in its respective Underwritten Certificates but is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The Offered Certificates will not be listed on any securities exchange.

    The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                         LEGAL OPINIONS

    Certain legal matters relating to the Certificates will be passed upon for the Depositor by ______________________, ____________, ____________ and for the
Underwriters by __________________, ___________, ____________.


                                             RATINGS

    It is a condition of the issuance of the Senior Certificates [(other than the Principal Only and Variable Strip Certificates)] that they be rated "AAA" by
___________________       ("_________________")      and      __________________
("_____________"). [It is a condition to the issuance of the Principal Only and the Variable Strip Certificates that they be rated "AAAr" by ________________ and "AAA" by _______________.] It is a condition of the issuance of the Class M-1, Class M-2 and Class M-3 Certificates that they be rated not lower than "AA," "A" and "BBB," respectively, by
-----------------.

    [_________________'s ratings on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement. _________________'s ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. _________________'s rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein. The "r" of the "AAAr" rating of the Principal Only and Variable Strip Certificates by _________________'s is attached to highlight derivative, hybrid, and certain other obligations that _________________'s believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]

    [The ratings assigned by _________________ to mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions to which they are entitled under the transaction structure. _________________'s ratings reflect its analysis of the riskiness of the underlying mortgage loans and the structure of the transaction as set forth in the operative documents. _________________'s ratings do not address the effect on the certificates' yield attributable to prepayments or recoveries on the underlying mortgage loans. Further, the rating on the Variable Strip Certificates does not address whether investors therein will recoup their initial investments. The rating on the Principal Only
Certificates only addresses the return of the Certificate Principal Balance thereof. The rating on the Residual Certificates only addresses the return of the Certificate Principal Balance thereof and interest thereon at the related Pass-Through Rate.]

    The Depositor has not requested a rating on the Senior Certificates by any rating agency other than _________________ and _________________ or on the Class M Certificates by any rating agency other than _________________. However, there can be no assurance as to whether any other rating agency will rate the Senior Certificates or Class M Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Senior Certificates by _________________ and _________________, and the Class M Certificates by _________________.

    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. The ratings of the Variable Strip Certificates do not address the possibility that the holders of such Certificates may fail to fully recover their initial investments. In the event that the ratings initially assigned to the Offered Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Offered Certificates.


                                        LEGAL INVESTMENT

    The Senior Certificates and Class M-1 Certificates will constitute "mortgage related securities" for purposes of SMMEA so long as they are rated in at least the second highest rating category by one of the Rating Agencies, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA. The Class M-2 Certificates and Class M-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

    The Office of Thrift Supervision (the "OTS") has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" ("TB 13a"), which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position, to (i) conduct a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and (ii) conduct a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. For the purposes of TB 13a, "complex security" includes among other things any collateralized mortgage obligation or REMIC security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). One or more classes of the Offered Certificates may be viewed as "complex securities". The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

    The Depositor makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent any class of the Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

    See "Legal Investment Matters" in the Prospectus.


                                      ERISA CONSIDERATIONS

    A fiduciary of any Plan, any insurance company (whether through its general or separate accounts) or any other person investing "Plan Assets" of any Plan, as defined under "ERISA Considerations--Plan Asset Regulations" in the Prospectus, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. The purchase or holding of the Offered Certificates (other than the Class M Certificates or Residual Certificates) by or on behalf of, or with Plan Assets of, a Plan may qualify for exemptive relief under the Exemption, as described under "ERISA Considerations--Prohibited Transaction Exemptions" in the Prospectus. However, the Exemption contains a number of conditions which must be met for the Exemption to apply, including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

    Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA, as described under "ERISA Considerations--Insurance Company General Accounts" in the Prospectus. The DOL issued proposed regulations under Section 401(c) on December 22, 1997, but the required final regulations have not been issued as of the date hereof.

    Because the exemptive relief afforded by the Exemption (or any similar exemption that may be available) will not likely apply to the purchase, sale or holding of the Class M Certificates, no Class M Certificate (or any interest therein) may be acquired or held by any Plan, any trustee or other person acting on behalf of any Plan, or any other person using Plan Assets to effect such acquisition or holding (each, a "Plan Investor") unless (i) such acquirer or holder is an insurance company, (ii) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. Each Beneficial Owner of a Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either
(i) it is not a Plan Investor or (ii) (1) it is an insurance company, (2) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as such term is defined in PTCE 95-60), and (3) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

    If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted Beneficial Owner will be treated as the Beneficial Owner of such Class M Certificate, retroactive to the date of transfer to the purported Beneficial Owner. Any purported Beneficial Owner whose acquisition or holding of any such Certificate (or interest therein) was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

    Investors in the Class M Certificates are urged to obtain from a transferee of such Certificates a certification of such transferee's eligibility to purchase such Certificates in the form of the representation letter attached as Annex I hereto.

    Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) also will not likely apply to the purchase, sale or holding of the Residual Certificates, transfers of such Certificates to any Plan Investor will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan Investor is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

    Any fiduciary or other investor of Plan Assets that proposes to acquire or hold the Offered Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to: (i) whether the specific and general conditions and the other requirements in the Exemption would be satisfied, or whether any other prohibited transaction exemption would apply, and (ii) the potential applicability of the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Code to the proposed investment. See "ERISA Considerations" in the Prospectus.

    The sale of any of the Offered Certificates to a Plan is in no respect a representation by the Depositor or the related Underwriter that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

                                     ANNEX I

                           ERISA Representation Letter

                                     [date]

Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

[Trustee]

Re:    Residential Funding Mortgage Securities I, Inc.
    Mortgage Pass-Through Certificates,  Series ____-S__, Class M- __

Dear Sirs:

    [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________ 1, ____, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and ___________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.


    The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that, either:

       (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the U.S. Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

       (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the Certificates is an "insurance company general account" (as such term is defined in DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

    In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer the Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                             Very truly yours,

                                             By:  ___________________
                                            Name: ___________________
                                            Title:___________________

                         Residential Funding Mortgage Securities I, Inc.


                                        $---------------


                               Mortgage Pass-Through Certificates


                                        Series______-S__


                                     Prospectus Supplement


 [Name of Underwriter]                              [Name of Underwriter]
                                   Underwriter[s]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates offered hereby in any state where the offer is not permitted.

We represent the accuracy of the information in this prospectus supplement and the prospectus only as of the dates on their respective covers.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until __________,
_____.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

        Filing Fee for Registration Statement....................$          278
        Legal Fees and Expenses..................................        50,000
        Accounting Fees and Expenses.............................        20,000
        Trustee's Fees and Expenses
              (including counsel fees)...........................        25,000
        Printing and Engraving Fees..............................        20,000
        Rating Agency Fees.......................................        75,000
        Miscellaneous..........................................          20,000
                                                                 --------------

        Total ...................................................  $    210,278
                                                                   =-----------


Indemnification of Directors and Officers (Item 15 of Form S-3).

        Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

        Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

        Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

        The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections
(a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

        In addition, the Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements and related Certificates other than such expenses related to particular Mortgage Loans.

        Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant. Under sections 7015 and 7018-7023 of the New York Banking Law, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitation, indemnify its directors or officers and may purchase and maintain insurance as follows:

              (a) If the director is made or threatened to be made a party to an action by or in the right of General Motors Acceptance Corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation or is or was servicing at the request of General Motors Acceptance Corporation as a director or officer of some other enterprise, General Motors Acceptance Corporation may indemnify such person against amounts paid in settlement of such action or an appeal therein, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors Acceptance Corporation, except that no indemnification is available under such statutory provisions in respect of a threatened action or a pending action which is settled or otherwise disposed of, or any claim or issue or matter as to which such person is found liable to

        General Motors Acceptance Corporation, unless in each such case a court determined that such person is fairly and reasonably entitled to indemnity for such amount as the court deems proper.

              (b) With respect to any action or proceeding other than one by or in the right of General Motors Acceptance Corporation to procure a judgment in its favor, if a director or officer is made or threatened to be made a party by reason of the fact that such person was a director or officer of General Motors Acceptance Corporation, or served some other enterprise at the request of General Motors Acceptance Corporation, General Motors Acceptance Corporation may indemnify such person against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding or an appeal therein, if such person acted in good faith for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors Acceptance Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such person's conduct was unlawful.

              (c) A director or officer who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in paragraphs (a) or (b) above, shall be entitled to indemnification as authorized in such paragraphs.

              (d) General Motors Acceptance Corporation may purchase and maintain insurance to indemnify directors and officers in instances in which they may not otherwise be indemnified by General Motors Acceptance Corporation under the provisions of the New York Banking Law, provided hat the contract of insurance provides for a retention amount and for co-insurance, except that no such insurance may provide for any payment, other than cost of defense, to or on behalf of any director or officer if a judgment or other final adjudication adverse to such director or officer establishes that such person's acts of active and deliberate dishonesty were material to the cause of action so adjudicated or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

        The foregoing statement is subject to the detailed provisions of sections 7015 and 7018- 7023 of the New York Banking Law.

        As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the New York Banking Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said Banking Law.

        Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

Exhibits (Item 16 of Form S-3).

Exhibits--
 1.1  -Form of Underwriting Agreement
 3.1*  Certificate  of  Incorporation   of  Residential   Funding
       Mortgage Securities I, Inc. ("RFMSI") (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement (File No.
       33-9518)).
 3.2* By-Laws of RFMSI (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement (File No. 2-99554)).
 4.1* Form of Pooling and Servicing Agreement for an offering of Mortgage Pass-Through Certificates consisting of senior
       and  subordinate   certificate  classes  (incorporated  by
       reference to Exhibit 4.1 to Post-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-20826)).
 4.2* Form of Pooling and Servicing Agreement for alternate forms of credit support (single class) (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement (File No.
       33-26683)).
 4.3* Form of Pooling and Servicing Agreement for alternate forms of credit support (multi-class) (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement (File No.
       33-9518)).
 4.4* Form of Pooling and Servicing Agreement for an offering of Mortgage Pass-Through Certificates backed by Mortgage Securities (incorporated by reference to Exhibit 4.4 to
       the   Registrant's   Registration   Statement   (File  No.
       33-49689)).
 5.1  -Opinion of Thacher Proffitt & Wood with respect to legality.
 5.2 --Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
 5.3 --Opinion of Stroock & Stroock & Lavan with respect to legality.
 8.1 - Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included with Exhibit 5.1).
 8.2 -Opinion of Orrick, Herrington & Sutcliffe with respect to certain tax matters.
8.3 Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.
23.1   --Consent of Thacher  Proffitt & Wood (included as part of
       Exhibit 5.1 and Exhibit 8.1).
23.2 --Consent of Orrick, Herrington & Sutcliffe (included as part of Exhibit 5.2 and Exhibit 8.2).
23.3   Consent of Stroock & Stroock & Lavan (included as part of
       Exhibit 5.3 and Exhibit 8.3).
24.1 --Power of Attorney

------------------
               *      Not filed herewith.

Undertakings (Item 17 of Form S-3).

A.  Undertakings Pursuant to Rule 415.

        The Registrant hereby undertakes:

                      (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) to include any prospectus  required by Section  10(a)(3)
               of the Securities Act of 1933;

                      (ii) to  reflect  in the  prospectus  any  facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                      (iii) to include any material  information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

B.  Undertaking in respect of indemnification.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                           SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, Residential Funding Mortgage Securities I, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, as of the 17th day of February, 1999.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By:    /s/ Bruce J. Paradis
                                                          Bruce J. Paradis
                                                          President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            SIGNATURE                 TITLE                         DATE

  /s/ Bruce J. Paradis        Director and President          February 17, 1999
---------------------------
Bruce J. Paradis             (Principal Executive
                             Officer)

  /s/ Davee L. Olson         Director, Executive Vice        February 17, 1999
--------------------------
Davee L. Olson               President and Chief Financial
                             Officer (Principal Financial
                             Officer)

  /s/ Dennis W. Sheehan      Director and                    February 17, 1999
--------------------------
Dennis W. Sheehan            Assistant Treasurer

  /s/ Jack R. Katzmark       Controller (Principal           February 17, 1999
--------------------------
Jack R. Katzmark             Accounting Officer)

                                      EXHIBIT INDEX


   Number                                   Description
1.1          Form of Underwriting Agreement
3.1*         Certificate of Incorporation of RFMSI (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement
             (File No. 33-9518))
3.2* By-Laws of RFMSI (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement (File No. 2-99554))
4.1* Form of Pooling and Servicing Agreement for an offering of Mortgage Pass-Through Certificates consisting of senior and subordinate certificate classes (incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-20826))
4.2* Form of Pooling and Servicing Agreement for alternate forms of credit support (single class) (incorporated by reference to Exhibit
             4.1 to the Registrant's Registration Statement (File No. 33-26683))
4.3* Form of Pooling and Servicing Agreement for alternate forms of credit support (multi-class) (incorporated by reference to Exhibit
             4.2 to the Registrant's Registration Statement (File No. 33-9518))
4.4*         Form of Pooling and Servicing Agreement for an offering of Mortgage
             Pass-Through    Certificates    backed   by   Mortgage   Securities
             (incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement (File No.
             33-49689))
5.1          Opinion of Thacher Proffitt & Wood with respect to legality.
5.2          Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
5.3          Opinion of Stroock & Stroock & Lavan with respect to legality.
8.1 Opinon of Thacher Proffitt & Wood with respect to certain tax matters (included in Exhibit 5.1).
8.2 Opinion of Orrick, Herrington & Sutcliffe with respect to certain tax matters.
8.3 Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.
23.1         Consent of Thacher  Proffitt & Wood  (included as part of Exhibit
             5.1 and Exhibit 8.1).
23.2         Consent of Orrick, Herrington & Sutcliffe (included as part of
             Exhibit 5.2 and Exhibit 8.2).
23.3         Consent of Stroock & Stroock & Lavan (included as part of Exhibit
             5.3 and Exhibit 8.3).
24.1         Power of Attorney

* Not filed herewith.

                                        EXHIBIT 1.1


                     RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                   Mortgage Pass-Through Certificates, Series ____-S__

                                          FORM OF
                                  UNDERWRITING AGREEMENT




                                         --------------, ----

==========================
--------------------------

Ladies and Gentlemen:

    Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Company"), proposes to sell to you (also referred to herein as the "Underwriter") Mortgage Pass-Through Certificates, Series ____-S__, Class __, Class __ and Class R (the "Certificates"), having the aggregate principal amounts and Pass-Through Rates set forth above. The Certificates, together with the Class A-P, Class A-V, Class __, Class __, Class B-1, Class B-2 and Class B-3 Certificates of the same series will evidence the entire beneficial interest in the Trust Fund (as defined in the Pooling and Servicing Agreement referred to below), consisting primarily of a pool (the "Pool") of conventional, fixed-rate, one- to four-family residential mortgage loans (the "Mortgage Loans") as described in the Prospectus Supplement (as hereinafter defined) to be sold by the Company. A de minimis portion of the Class R Certificates will not be sold hereunder and will be held by Residential Funding Corporation ("Residential Funding").

    The Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") to be dated as of __________ 1, ____ (the "Cut-off Date") among the Company, as seller, Residential Funding, as master servicer, and __________________________, as trustee (the "Trustee"). The Certificates are described more fully in the Basic Prospectus and the Prospectus Supplement (each as hereinafter defined) which the Company has furnished to you.

    1.     Representations, Warranties and Covenants.

    1.1 The Company represents and warrants to, and agrees with you that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-_____) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of Mortgage Pass-Through Certificates (issuable in series), including the Certificates, which registration statement has become effective, and a copy of which, as amended to the date hereof, has heretofore been delivered to you. The Company proposes to file with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Act (the "1933 Act Regulations") a supplement dated _____________, ____ (the "Prospectus Supplement"), to the prospectus dated
    ___________, ____ (the "Basic Prospectus"), relating to the Certificates and the method of distribution thereof. Such registration statement (No. 333-_____) including exhibits thereto and any information incorporated therein by reference, as amended at the date hereof, is hereinafter called the "Registration Statement"; and the Basic Prospectus and the Prospectus Supplement and any information incorporated therein by reference, together with any amendment thereof or supplement thereto authorized by the Company on or prior to the Closing Date for use in connection with the offering of the Certificates, are hereinafter called the "Prospectus."

                  (b) The Registration  Statement has become effective,  and the
    Registration Statement as of the effective date (the "Effective Date"), and the Prospectus, as of the date of the Prospectus Supplement, complied in all material respects with the applicable requirements of the Act and the 1933 Act Regulations; and the Registration Statement, as of the Effective Date, did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of the date of the Prospectus Supplement, did not, and as of the Closing Date will not, contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor Residential Funding makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto relating to the information identified by underlining or other highlighting as shown in Exhibit E (the "Excluded Information"); and provided, further, that neither the Company nor Residential Funding makes any representations or warranties as to either (i) any information in any Computational Materials or ABS Term Sheets (each as hereinafter defined) required to be provided by the Underwriter to the Company pursuant to Section 4.2, except to the extent of any information set forth therein that constitutes Pool Information (as defined below), or (ii) any information contained in or omitted from the portions of the Prospectus identified by underlining or other highlighting as shown in Exhibit F (the "Underwriter Information"). As used herein, "Pool Information" means information with respect to the characteristics of the Mortgage Loans and administrative and servicing fees, as provided by or on behalf of the Company or Residential Funding to the Underwriter in final form and set forth in the Prospectus Supplement. The Company acknowledges that, except for any Computational Materials and ABS Term Sheets, the Underwriter Information constitutes the only information furnished in writing by you or on your behalf for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus, and you confirm that the Underwriter Information is correct.

           (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to conduct its business as presently conducted by it.

           (d) This Agreement has been duly authorized, executed and delivered by the Company.

           (e) As of the Closing Date (as defined herein) the Certificates will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties of the Company in the Pooling and Servicing Agreement will be true and correct in all material respects.

           1.2 Residential Funding represents and warrants to, and agrees with you that as of the Closing Date the representations and warranties of Residential Funding in the Pooling and Servicing Agreement will be true and correct in all material respects.

           1.3 The Underwriter represents and warrants to and agrees with the Company and Residential Funding that:

           (a) No purpose of the Underwriter relating to the purchase of any of the Class R Certificates by the Underwriter is or will be to enable the Company to impede the assessment or collection of any tax.

           (b) The Underwriter has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

           (c) The Underwriter has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

           (d) No purpose of the Underwriter relating to any sale of any of the Class R Certificates by the Underwriter will be to enable it to impede the assessment or collection of tax. In this regard, the Underwriter hereby represents to and for the benefit of the Company and Residential Funding that the Underwriter intends to pay taxes associated with holding the Class R Certificates, as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R
    Certificates (other than with respect to the portion of the Class R Certificates retained by Residential Funding).

           (e) The Underwriter will, in connection with any transfer it makes of any of the Class R Certificates, obtain from its transferee the affidavit required by Section 5.02(f)(i)(B)(I) of the Pooling and Servicing Agreement, will not consummate any such transfer if it knows or believes that any representation contained in such affidavit is false and will provide the Trustee with the Certificate required by Section 5.02(f)(i)(B)(II) of the Pooling and Servicing Agreement.

           (f) The Underwriter hereby certifies that (i) with respect to any classes of Certificates issued in authorized denominations or Percentage Interests of less than $25,000 or 20%, as the case may be, the fair market value of each such Certificate sold to any person on the date of initial sale thereof by the Underwriter will not be less than $100,000, and (ii) with respect to each class of Certificates to be maintained on the book-entry records of The Depository Trust Company ("DTC"), the interest in each such class of Certificates sold to any person on the date of initial sale thereof by the Underwriter will not be less than an initial Certificate Principal Balance of $25,000.

           (g) The Underwriter will have funds available at ____________________, in the Underwriter's account at such bank at the time all documents are executed and the closing of the sale of the Certificates is completed, except for the transfer of funds and the delivery of the Certificates. Such funds will be available for immediate transfer into the account of Residential Funding maintained at such bank.

           (h) The Underwriter represents that it has in place, and covenants that it shall maintain internal controls and procedures which it reasonably believes to be sufficient to ensure full compliance with all applicable legal requirements of the No-Action Letters with respect to the generation and use of Computational Materials and ABS Term Sheets in connection with the offering of the Certificates.

           (i) As of the date hereof and as of the Closing Date, the Underwriter has complied with all of its obligations hereunder including Section 4.2, and, with respect to all Computational Materials and ABS Term Sheets provided by the Underwriter to the Company pursuant to Section 4.2, if any, such Computational Materials and ABS Term Sheets are accurate in all material respects (taking into account the assumptions explicitly set forth in the Computational Materials or ABS Term Sheets, except to the extent of any errors therein that are caused by errors in the Pool Information). The Computational Materials and ABS Term Sheets provided by the Underwriter to the Company constitute a complete set of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission.

           1.4 The Underwriter covenants and agrees to pay directly, or reimburse the Company or Residential Funding upon demand for (i) any and all taxes (including penalties and interest) owed or asserted to be owed by the Company or Residential Funding as a result of a claim by the Internal Revenue Service that the transfer of any of the Class R Certificates to the Underwriter hereunder or any transfer thereof by the Underwriter may be disregarded for federal tax purposes and (ii) any and all losses, claims, damages and liabilities, including attorney's fees and expenses, arising out of any failure of the Underwriter to make payment or reimbursement in connection with any such assertion as required in (i) above. In addition, the Underwriter acknowledges that on the Closing Date immediately after the transactions described herein it will be the owner of the Class R Certificates for federal tax purposes, and the Underwriter covenants that it will not assert in any proceeding that the transfer of the Class R Certificates from the Company to the Underwriter should be disregarded for any purpose.

    2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, the Certificates (other than a de minimis portion of the Class R Certificates, which shall be transferred by the Company to Residential Funding) at a price equal to ___________% of the aggregate principal balance of the Certificates as of the Closing Date. There will be added to the purchase price of the Certificates an amount equal to interest accrued thereon from the Cut-off Date to but not including the Closing Date. The purchase price for the Certificates was agreed to by the Company in reliance upon the transfer from the Company to the Underwriter of the tax liabilities associated with the ownership of the Class R Certificates.

    3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at the office of [Thacher Proffitt & Wood][Orrick, Herrington & Sutcliffe LLP][Stroock & Stroock & Lavan LLP] at 10:00 A.M., New York City time, on _______________, ____ or such later date as you shall designate, which date and time may be postponed by agreement between you and the Company (such date and time of delivery and payment for the Certificates herein called the "Closing Date"). Delivery of the Class __, Class __ and Class __ Certificates shall be made to you through The Depository Trust Company ("DTC") (such Certificates, the "DTC Registered Certificates"), and delivery of the Class R Certificates (the "Definitive Certificates") shall be made in registered, certificated form, in each case against payment by you of the purchase price thereof to or upon the order of the Company by wire transfer in immediately available funds. The Definitive Certificates shall be registered in such names and in such denominations as you may request not less than two days in advance of the Closing Date. The Company agrees to have the Definitive Certificates in the name of

_______________________ available for inspection by you in New York, New York not later than 1:00 p.m. on the business day prior to the Closing Date.

    4.     Offering by Underwriter.

           4.1 It is understood that you propose to offer the Certificates for sale to the public as set forth in the Prospectus and you agree that all such offers and sales by you shall be made in compliance with all applicable laws and regulations.

           4.2 It is understood that you may prepare and provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with your offering of the Certificates, subject to the following conditions:

                  (a) The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

                  (b) For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of the Underwriter.

                  (c) (i) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed with the Commission pursuant to the No-Action Letters shall bear a legend on each page including the following statement:

           "THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY
           BY _____________________________ [name of Underwriter].
           NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS
           AFFILIATES MAKES ANY REPRESENTATION AS TO THE
           ACCURACY OR COMPLETENESS OF THE INFORMATION
           HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND
           WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS
           SUPPLEMENT AND BY ANY OTHER INFORMATION
           SUBSEQUENTLY FILED WITH THE SECURITIES AND
           EXCHANGE COMMISSION."

                         (ii) In the case of Collateral Term Sheets, such legend
shall alsoinclude the following statement:

           "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND [EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET PREPARED BY THE UNDERWRITER] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY _______________________ [name of Underwriter]."

    The Company shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Term Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, this subsection (c) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form attached hereto as Exhibit I.

                  (d) The Underwriter shall provide the Company with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Company for use by the Underwriter. The Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 5.9, copies (in such format as required by the Company) of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Company not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriter agrees that it will not provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Company pursuant to this Section 4.2(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Company in accordance with this Section 4.2(d) for filing pursuant to
    Section 5.9), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

                  (e) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Pool that differ from the final Pool Information in any material respect or on Certificate structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated or subsequently indicate orally to the Underwriter they will purchase all or any portion of the Certificates, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Company pursuant to subsection (d) above.

                  (f) The Company shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission; provided, however, that, at the request of the Underwriter, the Company will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _____" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated _________, as corrected." In the event that, within the period during which the Prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Company or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Company for filing with the Commission in a subsequent Form 8-K submission (subject to the Company's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which shall be at the expense of the Underwriter).

                  (g) If the Underwriter does not provide any Computational Materials or ABS Term Sheets to the Company pursuant to subsection (d) above, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters, and the Underwriter shall provide the Company with a certification to that effect on the Closing Date.

                  (h) In the event of any delay in the delivery by the Underwriter to the Company of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5.9, the Company shall have the right to delay the release of the Prospectus to investors or to the Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Company to comply with its agreement set forth in
    Section 5.9 to file the Computational Materials and ABS Term Sheets by the time specified therein.

           4.3 You further agree that on or prior to the sixth day after the Closing Date, you shall provide the Company with a certificate, substantially in the form of Exhibit G attached hereto, setting forth (i) in the case of the Certificates, (a) if less than 10% of the aggregate principal balance or notional amount of such class of Certificates has been sold to the public as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit G hereto, or, (b) if 10% or more of such class of Certificates has been sold to the public as of such date but no single price is paid for at least 10% of the aggregate principal balance or notional amount of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance or notional amount of such class of Certificates sold, or (c) the first single price at which at least 10% of the aggregate principal balance or notional amount of such class of Certificates was sold to the public, (ii) the prepayment assumption used in pricing each class of Certificates, and (iii) such other information as to matters of fact as the Company may reasonably request to enable it to comply with its reporting requirements with respect to each class of Certificates to the extent such information can in the good faith judgment of the Underwriter be determined by it.

           4.4 You further agree that if you deliver an electronic Prospectus to an investor, upon receipt of a request by an investor of an electronic Prospectus from the Underwriter or upon request by such investor's representative within the period during which there is an obligation to deliver a Prospectus, the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus.

    5.     Agreements.  The Company agrees with you that:

           5.1 Before amending or supplementing the Registration Statement or the Prospectus with respect to the Certificates, the Company will furnish you with a copy of each such proposed amendment or supplement.

           5.2 The Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.

           5.3 If, during the period after the first date of the public offering of the Certificates in which a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which it is necessary to amend or supplement the Prospectus, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the 1933 Act Regulations, the Company promptly will prepare and furnish, at its own expense, to you, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

           5.4 The Company will furnish to you, without charge, a copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an under writer or dealer may be required by the Act, as many copies of the Prospectus, any documents incorporated by reference therein and any amendments and supplements thereto as you may reasonably request.

           5.5 The Company agrees, so long as the Certificates shall be outstanding, or until such time as you shall cease to maintain a secondary market in the Certificates, whichever first occurs, to deliver to you the annual statement as to compliance delivered to the Trustee pursuant to Section 3.18 of the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 3.19 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

           5.6 The Company will endeavor to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions as you may reasonably designate and will maintain such qualification in effect so long as required for the initial distribution of the Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

           5.7 If the transactions contemplated by this Agreement are consummated, the Company or Residential Funding will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and Residential Funding under this

Agreement, and will reimburse you for any reasonable expenses (including reasonable fees and disbursements of counsel) reasonably incurred by you in connection with qualification of the Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions as you have reasonably requested pursuant to Section 5.6 above and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Certificates, and for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriter. Except as herein provided, you shall be responsible for paying all costs and expenses incurred by you, includ ing the fees and disbursements of your counsel, in connection with the purchase and sale of the Certificates.

           5.8 If, during the period after the Closing Date in which a prospectus relating to the Certificates is required to be delivered under the Act, the Company receives notice that a stop order suspending the effectiveness of the Registration Statement or preventing the offer and sale of the Certificates is in effect, the Company will advise you of the issuance of such stop order.
           5.9 The Company shall file the Computational Materials and ABS Term Sheets (if any) provided to it by the Underwriter under Section 4.2(d) with the Commission pursuant to a Current Report on Form 8-K by 10:00 a.m. on the morning the Prospectus is delivered to the Underwriter or, in the case of any Collateral Term Sheet required to be filed prior to such date, by 10:00 a.m. on the second business day following the first day on which such Collateral Term Sheet has been sent to a prospective investor; provided, however, that prior to such filing of the Computational Materials and ABS Term Sheets (other than any Collateral Term Sheets that are not based on the Pool Information) by the Company, the Underwriter must comply with its obligations pursuant to Section
4.2 and the Company must receive a letter from __________________________, certified public accountants, satisfactory in form and substance to the Company, Residential Funding and their respective counsels, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company, as a result of which they determined that all information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Company for filing on Form 8-K, as provided in Section 4.2 and this Section 5.9, is accurate except as to such matters that are not deemed by the Company to be material. The foregoing letter shall be at the expense of the Underwriter. The Company shall file any corrected Computational Materials described in Section 4.2(f) as soon as practicable following receipt thereof. The Company also will file with the Commission within fifteen days of the issuance of the Certificates a Current Report on Form 8-K (for purposes of filing the Pooling and Servicing Agreement).

    6. Conditions to the Obligations of the Underwriter. The Underwriter's obligation to purchase the Certificates shall be subject to the following conditions:

           6.1 No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened by the Commission; and the Prospectus Supplement shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) under the Act.

           6.2 Since _______________ 1, ____ there shall have been no material adverse change (not in the ordinary course of business) in the condition of the Company or Residential Funding.

           6.3 The Company shall have delivered to you a certificate, dated the Closing Date, of the President, a Senior Vice President or a Vice President of the Company to the effect that the signer of such certificate has examined this Agreement, the Prospectus, the Pooling and Servicing Agreement and various other closing documents, and that, to the best of his or her knowledge after reasonable investigation:

                  (a) the representations and warranties of the Company in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects; and

                  (b) the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

           6.4 Residential Funding shall have delivered to you a certificate, dated the Closing Date, of the President, a Managing Director or a Director of Residential Funding to the effect that the signer of such certificate has examined the Pooling and Servicing Agreement and this Agreement and that, to the best of his or her knowledge after reasonable investiga tion, the representations and warranties of Residential Funding contained in the Pooling and Servicing Agreement and in this Agreement are true and correct in all material respects.

           6.5 You shall have received the opinions of [Thacher Proffitt & Wood][Orrick, Herrington & Sutcliffe LLP][Stroock & Stroock & Lavan LLP], counsel for the Company and Residential Funding, dated the Closing Date and substantially to the effect set forth in Exhibits A-1 and A-2, and the opinion of David A. Marple, associate counsel for the Company and Residential Funding, dated the Closing Date and substantially to the effect set forth in Exhibit B.

           6.6 You shall have  received  from Brown & Wood LLP,  counsel for the
Underwriter,   an  opinion   dated  the  Closing  Date  in  form  and  substance
satisfactory to the Underwriter.

           6.7 The Underwriter shall have received from ______________________, certified public accountants, (a) a letter dated the date hereof and satisfactory in form and sub stance to the Underwriter and the Underwriter's counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriter, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Description of the Mortgage Pool", "Pooling and Servicing Agreement", "Description of the Certificates" and "Certain Yield and Prepayment Considerations" agrees with the records of the Company and Residential Funding excluding any questions of legal interpretation and (b) the letter prepared pursuant to Section 5.9 hereof.

           6.8 The Class __, Class __ and Class __ Certificates  shall have been
rated   "AAA"   by  each   of   ______________________   ("_____________")   and
___________________
("-------------").

           6.9 You shall have received the opinion of ___________________, counsel to the Trustee, dated the Closing Date, substantially to the effect set forth in Exhibit C.

           6.10 You shall have received the opinion of ____________________, special Minnesota tax counsel for the Company, dated the Closing Date, substantially to the effect set forth in Exhibit D.

           6.11 You shall have received from [Thacher Proffitt & Wood][Orrick, Herrington & Sutcliffe LLP][Stroock & Stroock & Lavan LLP], special counsel to the Company, and from David A. Marple, associate counsel to the Company, reliance letters with respect to any opinions delivered to _________________ and
_________________.

The Company will furnish you with conformed copies of the above opinions, certificates, letters and documents as you reasonably request.

    7.     Indemnification and Contribution.

           7.1 The Company and Residential Funding, jointly and severally, agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof or other filing incorporated by reference therein, or in the Prospectus or incorporated by reference therein (if used within the period set forth in Section 5.3 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon any information with respect to which the Underwriter has agreed to indemnify the Company pursuant to Section 7.2; provided, however, that none of the Company, Residential Funding or you will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein relating to the Excluded Information or any information included in Computational Materials or ABS Term Sheets that is incorrect solely because the Pool Information deviates in any material respect from the parameters set forth in the bid sheet attached hereto as Exhibit H provided that you have complied with your obligations to circulate and deliver to the Company revised Computational Materials and ABS Term Sheets in accordance with Section 4.2(e) (any such deviation, the "Excluded Pool Information").

           7.2 You agree to indemnify and hold harmless the Company, Residential Funding, their respective directors or officers and any person controlling the Company or Residential Funding to the same extent as the indemnity set forth in
Section 7.1 above from the Company and Residential Funding to you, but only with respect to (i) the Underwriter Information and (ii) the Computational Materials and ABS Term Sheets, except to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by errors in the Pool Information; provided, however that the indemnification set forth in this Section 7.2 shall not apply to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by Excluded Pool Information. In addition, you agree to indemnify and hold harmless the Company, Residential Funding, their respective directors or officers and any person controlling the Company or Residential Funding against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) caused by, resulting from, relating to, or based upon any legend regarding original issue discount on any Certificate resulting from incorrect information provided by the Underwriter in the certificates described in Section 4.3 hereof.

           7.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either

Section 7.1 or 7.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to Section 7.1 and by the Company or Residential Funding, in the case of parties indemnified pursuant to Section 7.2. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the indemnifying party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

           7.4  If  the  indemnification  provided  for  in  this  Section  7 is unavailable to an indemnified party under Section 7.1 or 7.2 hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect not only the relative benefits received by the Company and Residential Funding on the one hand and the Underwriter on the other from the offering of the Certificates but also the relative fault of the Company or Residential Funding on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and Residential Funding on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           7.5 The Company, Residential Funding and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the consider ations referred to in Section 7.4, above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim except where the indemnified party is required to bear such expenses pursuant to
Section 7.4; which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party believes that it will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresenta tion.

           7.6 The  indemnity  and  contribution  agreements  contained  in this
Section 7 and the representations and warranties of the Company and Residential Funding in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Underwriter or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company or Residential Funding and their respective directors or officers or any person controlling the Company or Residential Funding and (iii) acceptance of and payment for any of the Certificates.

    8. Termination. This Agreement shall be subject to termination by notice given to the Company and Residential Funding, if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company or Residential Funding to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Residential Funding shall be unable to perform their respective obligations under this Agreement. If you terminate this Agreement in accordance with this Section 8, the Company or Residential Funding will reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by the
Underwriter  in  connection   with  the  proposed   purchase  and  sale  of  the
Certificates.

    9. Certain Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, Residential Funding or the officers of any of the Company, Residential Funding, and you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any inves tigation, or statement as to the results thereof, made by you or on your behalf or made by or on behalf of the Company or Residential Funding or any of their respective officers, directors or controlling persons, and will survive delivery of and payment for the Certificates.

    10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter will be mailed, delivered or
telegraphed          and          confirmed          to          you          at
___________________________________________________________,          Attention:
___________________ or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437,
Attention: President; or, if sent to Residential Funding will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437,
Attention: President.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

     12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

    13.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Residential Funding and you.

                                            Very truly yours,

                                            RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.

                                            By:________________________________
                                                Name:
                                                Title:


                                            RESIDENTIAL FUNDING
                                                CORPORATION

                                            By:________________________________
                                                Name:
                                                Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


-------------------------------------



By:_____________________________________
   Name:
   Title:

                                              [TPW][OHS][SSL] Opinion Draft
                                              Underwriting Agreement
                                              Main Closing Opinion

                                        EXHIBIT A-1

                                                              --------, -----



Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437



[name and address of Trustee]



[name and address of Underwriter]


               Opinion: Underwriting Agreement
               Residential Funding Mortgage Securities I, Inc.
               Mortgage Pass-Through Certificates, Series ____-S__

Ladies and Gentlemen:

        We have acted as counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC") in connection with the issuance and sale by the Company of Mortgage Pass-Through Certificates, Series ____-S__ (the "Certificates"), pursuant to the Pooling and Servicing Agreement, dated as of __________ 1, ____ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and ______________________ (the "Trustee"). The Certificates consist of _________
classes of senior certificates designated as Class A-__, Class A-__, Class A-P, Class A-V and Class R (collectively, the "Senior Certificates"), and six classes of subordinated certificates designated as Class M-1, Class M-2 and Class M-3 (collectively, the "Class M Certificates") and the Class B-1, Class B-2 and Class B-3 (collectively, the "Class B Certificates"). Only the Senior Certificates and Class M Certificates (collectively, the "Publicly Offered Certificates") are offered under the Prospectus. The Class B Certificates (the "Privately Offered Certificates") are offered under a Private Placement Memorandum (the "Private Placement Memorandum").

        The Senior Certificates in the aggregate, the Class M-1, Class M-2 and Class M-3 Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will evidence initial undivided ownership interests of approximately _____%, ____%, ____%, ____%, ____%, ____% and ____%, respectively, in a trust fund (the
"Trust Fund") consisting primarily of a pool of conventional, fixed-rate, one- to four-family first mortgage loans (the "Mortgage Loans") held by _______________________ as custodian (the "Custodian") pursuant to the Custodial Agreement, dated as of ___________ 1, ____ among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement").

        The Company will sell the Class A-__, Class A-__ and Class R Certificates, other than a de minimis portion of the Class R Certificates, (the "Underwritten Certificates") to ___________________ ("___________") pursuant to the Underwriting Agreement, dated __________________, ____, among the Company, RFC and _____________ (the "Underwriting Agreement"). [The Company will sell the Privately Offered Certificates pursuant to the Purchase Agreement, dated _____________, ____, among the Company, RFC and ____________, as purchaser (in such capacity, the "Purchaser").]



                                                A-1-1

RFMSI Series ____-S__                                                   Page 2.
-----------, ----

        RFC acquired the Mortgage Loans through its mortgage loan purchase program from various seller/servicers. RFC transferred the Mortgage Loans to the Company pursuant to the Assignment and Assumption Agreement, dated _______________, ____ (the "Assignment and Assumption Agreement"), in exchange for the cash proceeds of the Underwritten Certificates, the Class A-P Certificates, the Class A-V Certificates [, the Class __ Certificates, the Class __Certificates] and a de minimis portion of the Class R Certificates. The
Assignment and Assumption Agreement, the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter relates.

        Our opinions set forth below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealings and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of certain covenants, remedies and other provisions, including the remedies of specific performance and self-help and provisions imposing penalties and forfeitures and waiving objections to venue and forum, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any agreement which purport or are construed to provide indemnification with respect to securities law violations. Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the current actual knowledge of the attorneys in this firm who are involved in the representation of parties to the transactions described herein. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

        In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States and the laws of the State of New York. We do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed in the opinions expressed below.

        Based upon and subject to the foregoing, it is our opinion that:


                                                A-1-2

RFMSI Series ____-S__                                                    Page 3.
-----------, ----


        1. The Registration Statement has become effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under Section 8(d) of the 1933 Act.

        2. The Registration Statement as of the date on which it became effective, and the Prospectus as of the date of the Prospectus Supplement, other than any financial or statistical information, Computational Materials or ABS Term Sheets contained or incorporated by reference therein as to which we express no opinion herein, complied as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations thereunder.

        3. To our knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in either the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than Computational Materials and ABS Term Sheets, as to which we express no opinion herein, and those described or referred to therein or filed or incorporated by reference as exhibits thereto.

        4. The Publicly Offered Certificates, assuming the execution, authentication and delivery in accordance with the Pooling and Servicing Agreement and the delivery thereof and payment therefor in accordance with the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement.

          5. The statements made in the Prospectus under the heading "Description of the Certificates," insofar as such statements purport to summarize certain provisions of the Publicly Offered Certificates and the Pooling and Servicing Agreement, provide a fair summary of such provisions. The statements made in the Basic Prospectus and the Prospectus Supplement, as the case may be, under the headings "Certain Federal Income Tax Consequences," "Certain Legal Aspects of Mortgage Loans-Applicability of Usury Laws," and "-Alternative Mortgage Instruments" and "ERISA Considerations," to the extent that they constitute matters of State of New York or federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Publicly Offered Certificates, are correct in all material respects with respect to those consequences or matters that are discussed therein.

        6. Each class of the Senior Certificates and the Class M-1 Certificates will be "mortgage related securities," as defined in
               Section 3(a)(41) of the 1934 Act, as amended, so long as such class is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

        7. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust Fund created by the Pooling and Servicing Agreement is not an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        8. No consent, approval, authorization or order of, or registration or filing with or notice to, any federal or State of New York court or, to our knowledge, any other


                                                A-1-3

RFMSI Series ____-S__                                                    Page 4.
-----------, ----

               court, agency or other governmental body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the Agreements, except such as have been obtained, effected or given.

        9. Neither the offer and sale of the Publicly Offered Certificates to the Underwriter pursuant to the Underwriting Agreement, nor the consummation of any other of the transactions contemplated by or the fulfillment by the Company or the Master Servicer of the Agreements, will result in a breach or violation of any federal or State of New York statute or regulation or, to our knowledge, any order of any federal or State of New York court, agency or other governmental body having jurisdiction over the Company or the Master Servicer.

        10. Each of the Agreements, assuming the authorization, execution and delivery thereof by the parties thereto, constitutes a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder against the Company and the Master Servicer in accordance with its terms.

          11. Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund (other than the Initial Monthly Payment Fund) will qualify as a real estate mortgage investment conduit ("REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986, the Publicly Offered Certificates will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole classes of "residual interests" in the Trust Fund, within the meaning of the REMIC Provisions in effect on the date hereof.

          12. Assuming compliance with the provisions of the Pooling and Servicing Agreement, for City and State of New York income and corporation franchise tax purposes, the Trust Fund (other than the Initial Monthly Payment Fund) will be classified as a REMIC and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of the Trust Fund. Accordingly, the Trust Fund will be exempt from all City and State of New York taxation imposed on its income, franchise or capital stock, and its assets will not be included in the calculation of any franchise tax liability.

        This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be disclosed as provided herein, or as otherwise required by law.

Very truly yours,

                                           -----------------------

By


                                                A-1-4

                                                 [TPW][OHS][SSL] Opinion Draft
                                                 Underwriting Agreement
                                                 10b-5 Letter

                                             EXHIBIT A-2


                                                   ---------------, -------



Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437



[name and address of Trustee]



[name and address of Underwriter]


               Supplementary Letter (Underwriting Agreements
               Residential Funding Mortgage Securities I, Inc.
               Mortgage Pass-Through Certificates, Series ____-S__

Ladies and Gentlemen:

        We have acted as counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC") in connection with the issuance and sale by the Company of Mortgage Pass-Through Certificates, Series ____-S__ (the "Certificates"), pursuant to the Pooling and Servicing Agreement, dated as of __________ 1, ____ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and ______________________ (the "Trustee"). The Certificates consist of _________
classes of senior certificates designated as Class A-__, Class A-__, Class A-P, Class A-V and Class R (collectively, the "Senior Certificates"), and six classes of subordinated certificates designated as Class M-1, Class M-2 and Class M-3 (collectively, the "Class M Certificates") and the Class B-1, Class B-2 and Class B-3 (collectively, the "Class B Certificates"). Only the Senior Certificates and Class M Certificates (collectively, the "Publicly Offered Certificates") are offered under the Prospectus. The Class B Certificates (the "Privately Offered Certificates") are offered under a Private Placement Memorandum (the "Private Placement Memorandum").

        The Senior Certificates in the aggregate, the Class M-1, Class M-2 and Class M-3 Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will evidence initial undivided ownership interests of approximately _____%, ____%, ____%, ____%, ____%, ____% and ____%, respectively, in a trust fund (the
"Trust Fund") consisting primarily of a pool of conventional, fixed-rate, one- to four-family first mortgage loans (the "Mortgage Loans") held by _______________________ as custodian (the "Custodian") pursuant to the Custodial Agreement, dated as of ___________ 1, ____ among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement").

        The Company will sell the Class A-__, Class A-__ and Class R Certificates, other than a de minimis portion of the Class R Certificates, (the "Underwritten Certificates") to ___________________ ("___________") pursuant to the Underwriting Agreement, dated __________________, ____, among the Company, RFC and _____________ (the "Underwriting Agreement"). [The Company will sell the Privately Offered Certificates pursuant


                                                A-2-1

RFMSI Series ____-S__                                                    Page 2.
-----------, ----

to the Purchase Agreement, dated _____________, ____, among the Company, RFC and ____________, as purchaser (in such capacity, the "Purchaser").]

        RFC acquired the Mortgage Loans through its mortgage loan purchase program from various seller/servicers. RFC transferred the Mortgage Loans to the Company pursuant to the Assignment and Assumption Agreement, dated _______________, ____ (the "Assignment and Assumption Agreement"), in exchange for the cash proceeds of the Underwritten Certificates, the Class A-P Certificates, the Class A-V Certificates [, the Class __ Certificates, the Class __Certificates] and a de minimis portion of the Class R Certificates. The
Assignment and Assumption Agreement, the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        We do not act as general counsel to the Company or RFC. The primary purpose of our engagement was to consider and advise with respect to legal matters, and not to determine or verify facts not constituting legal conclusions. We have reviewed the Agreements and various legal opinion letters rendered and certificates as to facts delivered in connection with the issuance of the Certificates. In addition, we met in conferences and participated in telephone conversations with representatives of the parties to the Agreements and their respective counsel. During those conferences and telephone conversations, the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not otherwise undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements and other information contained in the Registration Statement and the Prospectus. We are not advising in this letter with respect to the accuracy, completeness or fairness of statistical, accounting or other financial information contained in the Registration Statement or the Prospectus and Computational Materials and ABS Term Sheets. It is our position that we are not "experts" within the meaning of Section 11 of the Securities Act of 1933, or "persons" within the meaning of Section 11(a)(4) thereof, with respect to any portion of the Registration Statement.

        Based upon and subject to the foregoing, this is to inform you that no information has come to the attention of the attorneys in this firm who are involved in the representation of parties to the transactions described herein in connection with this letter that causes us to believe that (A) the Registration Statement, as of its effective date, as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        This letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this letter may not be made available, and this letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this letter may be disclosed as provided herein, or as otherwise required by law.

Very truly yours,

-----------------------



                                                A-2-2

RFMSI Series ____-S__                                           Page 3.
-----------, ----

By


                                                A-2-3

                                                   In-House Opinion Draft
                                                   Underwriting Agreement
                                                   Main Closing Opinion

                                              EXHIBIT B


                                                   ------------------



[name and address of Trustee]                 [name and address of Underwriter]


               Opinion: In House (Underwriting Agreement)
               Residential Funding Mortgage Securities I, Inc.
               Mortgage Pass-Through Certificates, Series ____-S__

Ladies and Gentlemen:

        I am Associate Counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC"). In that capacity, I am familiar with the issuance and sale by the Company of Mortgage Pass-Through Certificates, Series ____-S__ (the "Certificates"), pursuant to the Pooling and Servicing Agreement, dated as of __________ 1, ____ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and ______________________ (the "Trustee"). The Certificates consist of _________ classes of senior certificates designated as Class A-__, Class A-__, Class A-P, Class A-V and Class R (collectively, the "Senior Certificates"), and six classes of subordinated certificates designated as Class M-1, Class M-2 and Class M-3 (collectively, the "Class M Certificates") and the Class B-1, Class B-2 and Class B-3 (collectively, the "Class B Certificates"). Only the Senior Certificates and Class M Certificates (collectively, the "Publicly Offered Certificates") are offered under the Prospectus. The Class B Certificates (the "Privately Offered Certificates") are offered under a Private Placement Memorandum (the "Private Placement Memorandum").

        The Senior Certificates in the aggregate, the Class M-1, Class M-2 and Class M-3 Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will evidence initial undivided ownership interests of approximately _____%, ____%, ____%, ____%, ____%, ____% and ____%, respectively, in a trust fund (the
"Trust Fund") consisting primarily of a pool of conventional, fixed-rate, one- to four-family first mortgage loans (the "Mortgage Loans") held by _______________________ as custodian (the "Custodian") pursuant to the Custodial Agreement, dated as of ___________ 1, ____ among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement").

        The Company will sell the Class A-__, Class A-__ and Class R Certificates, other than a de minimis portion of the Class R Certificates, (the "Underwritten Certificates") to ___________________ ("___________") pursuant to the Underwriting Agreement, dated __________________, ____, among the Company, RFC and _____________ (the "Underwriting Agreement"). [The Company will sell the Privately Offered Certificates pursuant to the Purchase Agreement, dated _____________, ____, among the Company, RFC and ____________, as purchaser (in such capacity, the "Purchaser").]

        RFC acquired the Mortgage Loans through its mortgage loan purchase program from various seller/servicers. RFC transferred the Mortgage Loans to the Company pursuant to the Assignment and Assumption Agreement, dated _______________, ____ (the "Assignment and Assumption Agreement"), in exchange for the cash proceeds of the Underwritten Certificates, the Class A-P Certificates, the Class A-V Certificates [, the Class __ Certificates, the Class

RFMSI, Series ____-S__                                              Page 2
-----------, ----


__Certificates]  and a de  minimis  portion  of the  Class R  Certificates.  The
Assignment and Assumption Agreement, the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, I have examined the documents described above and such other documents as I have deemed necessary including, where I have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, I have assumed (i) the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented. In rendering this opinion letter, I have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter relates.

        My opinions set forth below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealings and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of certain covenants, remedies and other provisions, including the remedies of specific performance and self-help and provisions imposing penalties and forfeitures and waiving objections to venue and forum, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any agreement which purport or are construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any such provisions will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause (iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

        I am admitted to practice in the State of New York, and render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York, the corporation law of the State of Delaware and the federal laws of the United States of America. However, insofar as the opinions expressed in paragraphs 1 through 4 below relate to the matters that are governed by the laws of the State of Minnesota, I have reviewed the relevant statutes and published decisions of the State of Minnesota and I do not feel it necessary to consult with Minnesota counsel. I have also discussed with officers of the Company and the Master Servicer and reviewed the terms of the contracts of the Company and the Master Servicer to the extent

RFMSI, Series ____-S__                                            Page 3
-----------, ----


relevant to the opinions expressed herein. I do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed below.

        Based upon and subject to the foregoing, it is my opinion that:

        1. Each of the Company and the Master Servicer is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the requisite entity power and authority to own its properties and conduct its business as presently conducted and to enter into and perform its obligations under the Agreements.

        2. Each of the Agreements has been duly and validly authorized, executed and delivered by the Company and the Master Servicer, and upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Company and the Master Servicer, enforceable in accordance with its terms against the Company or the Master Servicer.

        3. No consent, approval, authorization or order of any State of Minnesota court or, to my knowledge, any other court, agency or other governmental body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the terms of the Agreements, except such as have been obtained, effected or given.

          4. The consummation of the transactions contemplated by or the fulfillment by the Company and the Master Servicer of the Agreements will not result in a breach of the charter or bylaws of the Company or the Master Servicer or any State of Minnesota statute or regulation or conflict with, result in a breach, violation or acceleration of or constitute a default under the terms of any indenture or other material agreement or instrument to which the Company or the Master Servicer is a party or by which it is bound or any order or regulation of any State of Minnesota court, agency or other governmental body having jurisdiction over the Company or the Master Servicer.

        This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be disclosed as provided herein, or as otherwise required by law.


                                            Very truly yours,


                                            David A. Marple
                                            Associate Counsel

                                              EXHIBIT C

                                     [-------------------------]



                                            ----------------, ------


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437




[name and address of Trustee]


[name and address of Underwriter]

Ladies and Gentlemen:

        We have acted as special counsel to ______________________ (the "Bank") in its capacity as trustee (the "Trustee") in connection with the issuance of Mortgage Pass-Through Certificates, Series ____-S___, consisting of Class A-__, Class A-__, Class A-P, Class A-V, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Certificates"), issued pursuant to a Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Funding Mortgage Securities I, Inc., (the "Seller"), Residential Funding Corporation, as Master Servicer (the "Master Servicer"), and the Trustee (the "Pooling Agreement").

        In connection therewith, we have reviewed an execution copy of the Pooling Agreement and the related Custodial Agreement, dated as of
______________ 1, ____, by and among the Trustee, the Seller, the Master Servicer and ______________________, as Custodian (the "Custodial Agreement"), photostatic copies of the Certificates executed by the Trustee, the Articles of Association and By-laws of the Trustee and such other documents as we have deemed necessary to render the opinion set forth herein. In rendering this opinion, we have assumed (i) that _______________________ qualifies to serve as Custodian under Section 8.11 of the Pooling Agreement and (ii) the authenticity and conformity to executed original documents of all documents submitted to us as certified, photostatic or execution copies.

        Based on the foregoing and subject to the qualifications and matters of reliance set forth herein, it is our opinion that:

        1. The Trustee is duly incorporated, validly existing and in good standing as a national banking association under the laws of the United States of America, with full corporate and trust power and authority to conduct its business and affairs as a Trustee.

        2. The Trustee has full corporate power and authority to execute and deliver the Pooling Agreement, the Custodial Agreement and the Certificates and to perform its obligations thereunder.

        3. The Trustee has duly accepted the office of trustee under the Pooling Agreement.

RFMSI Series ____-S__                                                Page 2
----------, ----


        4. The Trustee has duly authorized, executed, issued and delivered the Pooling Agreement and the Custodial Agreement and has duly and validly authorized, executed, issued and delivered the Certificates as the Trustee.

        5. The Pooling Agreement constitutes the legal, valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and by general principles of equity and the discretion of the court, regardless of whether such enforcement is considered in a proceeding in equity or at law, and except as enforceability may be determined according to or limited by the laws of jurisdictions other than those specified below.

        6. Assuming compliance with the provisions of the Pooling Agreement, and assuming that for Federal income tax purposes the Trust Fund (as defined in the Pooling Agreement) will qualify for a REMIC election within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code"), for State of Illinois income and franchise tax purposes, the Trust Fund will be classified as a REMIC and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of the Trust Fund. Accordingly, except to the extent the Trust Fund has net income derived from prohibited transactions as defined by Internal Revenue Code Section 860F, the Trust Fund will not be subject to the Illinois income tax or the Illinois franchise tax and holders of Certificates who are not residents of or otherwise than in connection with the Certificates subject to tax in Illinois will not be subject to the Illinois income tax or the Illinois franchise tax.

        In rendering the foregoing opinion, we have assumed that the Pooling Agreement and the Custodial Agreement have been duly authorized, executed and delivered by the other parties thereto and are valid, legal, binding and enforceable obligations of such parties.

        We express no opinion as to any matter other than as expressly set forth above, and, in conjunction therewith, we specifically express no opinion as to the status of the Certificates or the Trust Fund under any federal or state securities laws, including, but not limited to, the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended.

        This opinion is as of the date hereof and we undertake no, and disclaim any, obligation to advise you of any change in any matter set forth herein. This opinion has been furnished to you at your request in connection with the transactions described herein, and it may not be relied upon by you for any other purpose or by any other person without our prior written consent.

        We are admitted to practice law under the laws of the State of Illinois and the opinion set forth above is limited to the laws of the State of Illinois and the laws of the United States of America.

                                    Very truly yours,


                                    ----------------------

                                             EXHIBIT D

                                   [--------------------------]

        ---------------, ----


Residential Funding Mortgage Securities I, I[name and address of Underwriter] 8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437


Dear Sir or Madam:

        We have acted as special counsel for Residential Funding Corporation in connection with the sale by Residential Funding Mortgage Securities I, Inc. (the "Company") of certificates entitled Mortgage Pass-Through Certificates, Series ____-S__, consisting of _________ classes of Mortgage Pass-Through Certificates (the "Senior Certificates") and six classes of subordinate certificates (together with the Senior Certificates, the "Certificates"). The Certificates in the aggregate will evidence the entire beneficial ownership interests in a trust fund (the "Trust Fund") that will own a pool of mortgage loans (the "Mortgage Loans"). A "real estate mortgage investment conduit" ("REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. The Certificates are being issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of ____________ 1, ____, among the Company, Residential Funding Corporation, as master servicer and _______________________, as trustee. We have examined an execution copy of the Pooling and Servicing Agreement, the Prospectus, dated __________, ____, and the Prospectus Supplement, dated _____________, ____ and our opinion is based thereon.

        Based upon our examination and assuming that the Trust Fund will be treated as a REMIC for federal income tax purposes, we are of the opinion that the Trust Fund will not be subject to Minnesota income or franchise taxes and that holders of Certificates who are not residents of or otherwise subject to tax in Minnesota will not be subject to Minnesota income or franchise taxes with respect to income derived from the Certificates.

                                           Very truly yours,

                                           ----------------------

                                             EXHIBIT E

                                       EXCLUDED INFORMATION

                                             EXHIBIT F

                                      UNDERWRITER INFORMATION

                                             EXHIBIT G





                                           --------------, ----



Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437


          Re:  Residential   Funding  Mortgage   Securities  I,  Inc.,  Mortgage
               Pass-Through Certificates, Series ____-S__, Class __, Class __ and Class R

        Pursuant to Section 4 of the underwriting agreement dated ____________, ____ among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation ("RFC") and _______________________ (the "Underwriter") relating to Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Class __, Class __ and Class R Certificates (the "Underwriting Agreement"), the undersigned does hereby certify that:

        (a) The prepayment assumption used in pricing the Certificates was ___% SPA.

        (b) Set forth below is (i), the first price, as a percentage of the principal balance of each class of Certificates, at which 10% of the aggregate principal balance of each such class of Certificates was sold to the public at a single price, if applicable, or (ii) if more than 10% of a class of Certificates have been sold to the public but no single price is paid for at least 10% of the aggregate principal balance of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance of such class of Certificates, or (iii) if less than 10% of the aggregate principal balance of a class of Certificates has been sold to the public, the purchase price for each such class of Certificates paid by the Underwriter expressed as a percentage of the principal balance of such class of Certificates calculated by: (1) estimating the fair market value of each such class of Certificates as of ____________, ____; (2) adding such estimated fair market value to the aggregate purchase price of each class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2);
(4) multiplying  the quotient  obtained for each class of Certificates in clause
(3) by the purchase price paid by the Underwriter for all the Certificates;  and
(5) for each class of Certificates, dividing the product obtained from such class of Certificates in clause (4) by the original principal balance of such class of Certificates:




                                                   Class ___: ____________
               Class ___: ____________
               Class R: ____________

[*less than 10% has been sold to the public]

The prices set forth above do not include accrued interest with respect to periods before closing.

                                            ----------------------------------

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                             EXHIBIT H

                                             BID SHEET
                                  [ON FILE WITH THE UNDERWRITER]

                                             EXHIBIT I

                                          FORM OF LEGEND

                                            EXHIBIT 5.1


                               [Thacher Proffitt & Wood Letterhead]


                                                          February 17, 1999

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

                      Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates
                             Registration Statement on Form S-3

Ladies and Gentlemen:

        We are counsel to Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Registrant"), in connection with the registration under the Securities Act of 1933, as amended (the "1933 Act"), of Mortgage Pass-Through Certificates (the "Certificates"), and the related preparation and filing of a Registration Statement on Form S-3 (the "Registration Statement"). The Certificates are issuable in series under separate pooling and servicing agreements (each such agreement, a "Pooling and Servicing Agreement"), among the Registrant, a master servicer to be identified in the prospectus supplement for such series of Certificates and a trustee to be identified in the prospectus supplement for such series of Certificates. Each Pooling and Servicing Agreement will be substantially in the form filed as an Exhibit to the Registration Statement.

        In rendering this opinion letter, we have examined the forms of the Pooling and Servicing Agreement contained as Exhibits in the Registration Statement, the Registration Statement and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter relates.

        Our opinions set forth below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealings and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of certain covenants, remedies and other provisions, including the remedies of specific performance and self-help and provisions imposing penalties and forfeitures and waiving objections to venue and forum, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the

February 17, 1999                                                       Page 2.

provisions  of  any  agreement   which  purport  or  are  construed  to  provide
indemnification with respect to securities law violations.

        In rendering this opinion letter, we to not express any opinion concerning any laws the than the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. We do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed in the opinions expressed below.

        Based upon and subject to the foregoing, it is our opinion that:

        1. Each Pooling and Servicing Agreement, assuming the authorization, execution and delivery thereof by the parties thereto, will be a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder against the Registrant in accordance with its terms.

        2. Each series of Certificates, assuming the authorization, execution and delivery of the related Pooling and Servicing Agreement, the execution and authentication of such Certificates in accordance with that Pooling and Servicing Agreement and the delivery and payment therefor as contemplated in the Registration Statement and the prospectus and prospectus supplement delivered in connection therewith, will be legally and validly issued and outstanding, fully paid and non-assessable and entitled to the benefits of that Pooling and Servicing Agreement.

        3. The description of federal income tax consequences appearing under the heading "Certain Federal Income Tax Consequences" in the prospectus contained in the Registration Statement, while not purporting to discuss all possible federal income tax consequences of an investment in the Certificates, is accurate with respect to those tax consequences which are discussed, and we confirm that description as our opinion.

        We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and prospectus supplement included in the Registration Statement under the headings "Certain Federal Income Tax Consequences" and "Legal Matters", without admitting that we are "persons" within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.



                                            Very truly yours,

                                            THACHER PROFFITT & WOOD

                                            By /s/ Thacher Proffitt & Wood

                                            EXHIBIT 5.2

                          [Orrick, Herrington & Sutcliffe LLP Letterhead]


                                                 February 17, 1999


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota 55437
Ladies and Gentlemen:

        At your request, we have examined the Registration Statement on Form S-3, to be filed by Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on February 17, 1999 (the "Registration Statement"), in connection with the registration under the Securities Act of 1933, as amended (the "Act") of Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are issuable in series (each, a "Series") under a separate Pooling and Servicing Agreement (each such agreement, a "Pooling and Servicing Agreement") by and among the Registrant, the Master Servicer or Servicer named therein and the Trustee named therein. The Certificates of each Series are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

        We have examined such instruments, documents and records as we deemed relevant and necessary as a basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed.

        Based on such examination, we are of the opinion that when the issuance of each Series of Certificates has been duly authorized by appropriate corporate action and the Certificates of such Series have been duly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement relating to such Series and sold, the Certificates will be legally issued, fully paid, binding obligations of the trust created by the Pooling and Servicing Agreement, and the holders of the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of creditors generally and general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

        We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                        Very truly yours,

                                      /s/ Orrick, Herrington & Sutcliffe LLP

                                        ORRICK, HERRINGTON & SUTCLIFFE LLP

                                               EXHIBIT 5.3


                            [Stroock & Stroock & Lavan LLP Letterhead]





February 17, 1999


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

        Re:       Residential Funding Mortgage Securities I, Inc.
           Registration Statement on Form S-3


Ladies and Gentlemen:

We have acted as counsel for Residential Funding Mortgage Securities I, Inc. a Delaware corporation (the "Company"), in connection with the authorization and issuance from time to time in one or more series of Mortgage Pass-Through Certificates (collectively, the "Certificates"). A Registration Statement on Form S-3 relating to the Certificates (the "Registration Statement") is being filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). As set forth in the Registration Statement, separate Trusts (each, a "Trust") will be established pursuant to the conditions of a separate pooling and servicing agreement (each, a "Pooling and Servicing Agreement") and each Trust will issue Certificates pursuant to the respective Pooling and Servicing Agreement.

We have examined original or reproduced or certified copies of the Certificate of Incorporation and By-laws of the Company, each as amended to date, records of actions taken by the Company's Board of Directors, a form of Pooling and Servicing Agreement, forms of Certificates, the prospectus and form of prospectus supplement relating to Mortgage Pass-Through Certificates. We also have examined such other documents, papers, statutes and authorities as we deem necessary as a basis for the opinions hereinafter set forth. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us as certified or reproduced copies. As to various matters material to such opinions, we have relied upon the representations and warranties in the form of Pooling and Servicing Agreement and statements and certificates of officers and representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

1. When a Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the parties thereto, it will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

2. When a series of Certificates has been duly and validly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time) and when executed as specified in, and delivered pursuant to, a Pooling and Servicing Agreement and when sold as described in the Registration Statement, they will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

3. The information in the prospectus and in the form of prospectus supplement forming a part of the Registration Statement under the caption "Certain Federal Income Tax Consequences," to the extent that it constitutes matters of law or legal conclusions, is correct with respect to the material Federal income tax consequences of an investment in the Certificates.

In rendering the foregoing opinions, we express no opinion as to laws of any jurisdiction other than the State of New York and the Federal law of the United States of America. Our opinions expressed in paragraphs 1 and 2 are subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and we express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the references to us in each prospectus and prospectus supplement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Company or any dealer in connection with the registration of the Certificates under the securities or blue sky laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under
Section 7 of the Securities Act or the General Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,



/s/ Stroock & Stroock & Lavan LLP

STROOCK & STROOCK & LAVAN LLP

                                            EXHIBIT 8.1

                                          See Exhibit 5.1

                                            EXHIBIT 8.2

                          [Orrick, Herrington & Sutcliffe LLP Letterhead]



                                                 February 17, 1999


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota 55437
Ladies and Gentlemen:

        We have advised Residential Funding Mortgage Securities I, Inc. (the "Registrant") with respect to certain federal income tax aspects of the issuance by the Registrant of its Mortgage Pass-Through Certificates, issuable in series (the "Certificates"). Such advice conforms to the description of selected federal income tax consequences to holders of the Certificates that appears under the heading "Certain Federal Income Tax Consequences" in the prospectus (the "Prospectus") forming a part of the Registration Statement on Form S-3 as prepared for filing by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on February 17, 1999 (the "Registration Statement"). Such description does not purport to discuss all possible income tax ramifications of the proposed issuance, but with respect to those tax consequences which are discussed, in our opinion the description is accurate in all material respects.

        We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                      Very truly yours,

                                      /s/ Orrick, Herrington & Sutcliffe LLP

                                      ORRICK, HERRINGTON & SUTCLIFFE LLP

                                            EXHIBIT 8.3

                                          See Exhibit 5.3

                                           EXHIBIT 23.1

                                          See Exhibit 5.1

                                           EXHIBIT 23.2

                                          See Exhibit 5.2

                                           EXHIBIT 23.3

                                          See Exhibit 5.3

                                           EXHIBIT 24.1


                          RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                         POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints any of Bruce J. Paradis or Davee L. Olson as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Funding Mortgage Securities I, Inc.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Residential Funding Mortgage Securities I, Inc. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE
TITLE
DATE

/s/ Bruce J. Paradis
Bruce J. Paradis

Director and President
(Principal Executive
Officer)

February 17, 1999

/s/ Davee L. Olson
Davee L. Olson
Executive Vice President
and Chief Financial
Officer (Principal
Financial Officer)
February 17,1999

/s/ Dennis W. Sheehan         Director and Assistant        February 17, 1999
-------------------------
Dennis W. Sheehan            Treasurer


/s/ Jack R. Katzmark
Jack R. Katzmark

Controller (Principal
Accounting Financial)

February 17, 1999